                                                                    EXHIBIT 10.8



                           SECOND AMENDED AND RESTATED
                                CREDIT AGREEMENT

                       $230,000,000 REVOLVING CREDIT LOAN

                                      AMONG

                        GROUP MAINTENANCE AMERICA CORP.,
                                 AS THE COMPANY,


                        THE SUBSIDIARIES OF THE COMPANY,
                                  AS GUARANTORS

                                       AND

                   CHASE BANK OF TEXAS, NATIONAL ASSOCIATION,
                                  AS THE AGENT

                          BANK OF AMERICA TEXAS, N.A.,
                                   AS CO-AGENT

                                       AND

                                    PARIBAS,
                              AS SYNDICATION AGENT

                                       AND

                              ABN AMRO BANK, N.V.,
                             AS DOCUMENTATION AGENT


                                       AND


                             THE BANKS NAMED HEREIN


                          DATED AS OF OCTOBER 15, 1998

                                TABLE OF CONTENTS


ARTICLE I             DEFINITIONS; ACCOUNTING TERMS; INTERPRETATION ........................      2
     Section 1.01     Definitions ..........................................................      2
     Section 1.02     Types of Advances ....................................................     16
     Section 1.03     Accounting Terms .....................................................     16
     Section 1.04     Schedules ............................................................     16

ARTICLE II            THE LOANS ............................................................     16
     Section 2.01     The Loans ............................................................     16
     Section 2.02     The Notes ............................................................     17
     Section 2.03     Notice of Advance ....................................................     17
     Section 2.04     Disbursement of Funds for Loans ......................................     17
     Section 2.05     Conversions and Continuances .........................................     18
     Section 2.06     Voluntary Prepayments ................................................     18
     Section 2.07     Mandatory Repayments .................................................     18
     Section 2.08     Method and Place of Payment ..........................................     19
     Section 2.09     Pro Rata Advances ....................................................     19
     Section 2.10     Interest .............................................................     19
     Section 2.11     Interest Periods .....................................................     20
     Section 2.12     Interest Rate Not Ascertainable ......................................     21
     Section 2.13     Legality .............................................................     21
     Section 2.14     Increased Costs, Taxes or Capital Adequacy Requirements ..............     22
     Section 2.15     Eurodollar Advance Prepayment and Default Penalties ..................     23
     Section 2.16     Additional Costs, Taxes or Similar Requirements ......................     24
     Section 2.17     Tax Forms ............................................................     24
     Section 2.18     Voluntary Reduction of Commitment ....................................     25
     Section 2.19     Fees .................................................................     25
     Section 2.20     Extension of Maturity Date ...........................................     25
     Section 2.21     Replacement of Banks .................................................     26

ARTICLE III           LETTERS OF CREDIT ....................................................     26
     Section 3.01     Letters of Credit ....................................................     26
     Section 3.02     Letters of Credit Requests ...........................................     27
     Section 3.03     Letter of Credit Participations 28
     Section 3.04     Increased Costs ......................................................     29
     Section 3.05     Conflict between Applications and Agreement ..........................     30

ARTICLE IV            CONDITIONS PRECEDENT .................................................     30
     Section 4.01     Conditions Precedent to the Initial Advance ..........................     30
     Section 4.02     Conditions Precedent to All Credit Events ............................     32
     Section 4.03     Delivery of Documents ................................................     33

ARTICLE V          REPRESENTATIONS AND WARRANTIES .......................................     33
     Section 5.01  Organization and Qualification .......................................     33
     Section 5.02  Authorization and Validity ...........................................     33
     Section 5.03  Governmental Consents ................................................     33
     Section 5.04  Conflicting or Adverse Agreements or Restrictions ....................     34
     Section 5.05  Title to Assets ......................................................     34
     Section 5.06  Litigation ...........................................................     34
     Section 5.07  Financial Statements .................................................     34
     Section 5.08  Default ..............................................................     35
     Section 5.09  Investment Company Act ...............................................     35
     Section 5.10  Public Utility Holding Company Act ...................................     35
     Section 5.11  ERISA ................................................................     35
     Section 5.12  Tax Returns and Payments .............................................     35
     Section 5.13  Environmental Matters ................................................     35
     Section 5.14  Purpose of Loans .....................................................     36
     Section 5.15  Franchises and Other Rights ..........................................     36
     Section 5.16  Subsidiaries and Assets ..............................................     36
     Section 5.17  Solvency .............................................................     37
     Section 5.18  Year 2000 ............................................................     37

ARTICLE VI         AFFIRMATIVE COVENANTS ................................................     37
     Section 6.01  Information Covenants ................................................     37
     Section 6.02  Books, Records and Inspections .......................................     39
     Section 6.03  Insurance and Maintenance of Properties ..............................     40
     Section 6.04  Payment of Taxes .....................................................     40
     Section 6.05  Corporate Existence ..................................................     40
     Section 6.06  Compliance with Statutes .............................................     40
     Section 6.07  Material Privileges, Permits, Licenses and Other Rights ..............     41
     Section 6.08  ERISA ................................................................     41
     Section 6.09  Additional Subsidiaries ..............................................     41
     Section 6.10  Acquisition Agreements ...............................................     41
     Section 6.11  Material Contracts ...................................................     42
     Section 6.12  Employee Agreements ..................................................     42

ARTICLE VII        NEGATIVE COVENANTS ...................................................     42
     Section 7.01  Change in Business ...................................................     42
     Section 7.02  Consolidation, Merger or Sale of Assets ..............................     42
     Section 7.03  Indebtedness .........................................................     43
     Section 7.04  Liens ................................................................     44
     Section 7.05  Investments ..........................................................     45
     Section 7.06  Restricted Payments ..................................................     45
     Section 7.07  Change in Accounting .................................................     46
     Section 7.08  Certain Indebtedness .................................................     46

     Section 7.09  Transactions with Affiliates .........................................     46
     Section 7.10  Consolidated Net Worth ...............................................     46
     Section 7.11  Funded Debt to EBITDA Ratio ..........................................     46
     Section 7.12  Senior Debt to EBITDA Ratio ..........................................     47
     Section 7.13  Funded Debt to Capitalization Ratio ..................................     47
     Section 7.14  Capital Expenditures .................................................     47
     Section 7.15  Fixed Charge Coverage Ratio ..........................................     47
     Section 7.16  Limitations on Acquisitions ..........................................     47
     Section 7.17  Subordinated Debt ....................................................     47

ARTICLE VIII       GUARANY ..............................................................     48
     Section 8.01  Guaranty .............................................................     48
     Section 8.02  Continuing Guaranty ..................................................     48
     Section 8.03  Effect of Debtor Relief Laws .........................................     49
     Section 8.04  Waiver of Subrogation ................................................     50
     Section 8.05  Subordination ........................................................     50
     Section 8.06  Waiver ...............................................................     51
     Section 8.07  Full Force and Effect ................................................     51
     Section 8.08  Negative Pledge ......................................................     51

ARTICLE IX         EVENTS DEFAULT AND REMEDIES ..........................................     52
     Section 9.01  Events of Default ....................................................     52
     Section 9.02  Primary Remedies .....................................................     54
     Section 9.03  Other Remedies .......................................................     54

ARTICLE X           THE AGENT ...........................................................     54
     Section 10.01  Authorization and Action ............................................     54
     Section 10.02  Agent's Reliance ....................................................     55
     Section 10.03  Agent and Affiliates; Chase and Affiliates ..........................     56
     Section 10.04  Banks' Credit Decision ..............................................     56
     Section 10.05  Agent's Indemnity ...................................................     56
     Section 10.06  Successor Agent .....................................................     57
     Section 10.07  Notice of Default ...................................................     58

ARTICLE XI          MISCELLANEOUS .......................................................     58
     Section 11.01  Amendments ..........................................................     58
     Section 11.02  Notices .............................................................     58
     Section 11.03  No Waiver; Remedies .................................................     60
     Section 11.04  Costs and Expenses ..................................................     60
     Section 11.05  Release and Indemnity ...............................................     60
     Section 11.06  Right of Setoff .....................................................     61
     Section 11.07  Governing Law .......................................................     61
     Section 11.08  Interest ............................................................     62

     Section 11.09  Survival of Representations and Warranties ..........................     62
     Section 11.10  Successors and Assigns; Participations ..............................     63
     Section 11.11  Confidentiality .....................................................     64
     Section 11.12  Pro Rata Treatment ..................................................     65
     Section 11.13  Separability ........................................................     65
     Section 11.14  Execution in Counterparts ...........................................     65
     Section 11.15  Interpretation ......................................................     65
     Section 11.16  Submission to Jurisdiction ..........................................     66
     Section 11.17  Waiver of Jury Trial ................................................     67
     Section 11.18  Final Agreement of The Parties ......................................     67

Exhibits and Schedules:
-----------------------
     Exhibit 1.01A             Administrative Questionnaire
     Exhibit 1.01B             Form of Adoption Agreement
     Exhibit 2.02              Form of Note
     Exhibit 2.03              Form of Notice of Advance
     Exhibit 2.05              Form of Notice of Conversion
     Exhibit 2.20              Form of Extension Request
     Exhibit 3.02              Form of Letter of Credit Request
     Exhibit 4.01(d)(i)        Form of Security Agreement
     Exhibit 4.01(d)(ii)       Form of Pledge Agreement
     Exhibit 4.01(h)(i)        Form of Opinion of Borrower's Counsel - Bracewell & Patterson
     Exhibit 4.01(h)(ii)       Form of Opinion of Borrower's Counsel - Randolph W. Bryant
     Exhibit 11.10(c)          Form of Assignment and Acceptance

     Schedule 5.04             Agreements
     Schedule 5.06             Litigation
     Schedule 5.13             Exceptions to Environmental Matters
     Schedule 5.16             Subsidiaries
     Schedule 6.03             Existing Insurance Policies
     Schedule 6.11             Material Contracts
     Schedule 7.03(b)          Existing Indebtedness
     Schedule 7.04(a)          Existing Liens
     Schedule 7.05(b)          Investments

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

              This SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of October 15, 1998 (this "Agreement") is among GROUP MAINTENANCE AMERICA CORP., a Texas corporation (the "Company"), the Subsidiaries of the Company listed on the signature pages hereto as Guarantors (together with each other Person who subsequently becomes a Guarantor, collectively the "Guarantors"), the banks and other financial institutions listed on the signature pages hereto under the caption "Banks" (together with each other person who becomes a Bank, collectively the "Banks"), BANK OF AMERICA TEXAS, N.A., individually as a Bank and as co-agent, PARIBAS, individually as a Bank and as syndication agent, ABN AMRO BANK, N.V., as a Bank and as documentation agent, and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, individually as a Bank ("Chase") and as agent for the other Banks (in such capacity together with any other Person who becomes the agent, the "Agent").

              The Company, the Agent (then known as Texas Commerce Bank National Association) and the banks listed on the signature pages thereto entered into that one certain Credit Agreement dated December 11, 1997 (as amended, the "First Credit Agreement"), relating to the extension of a series of loans with a commitment totaling $75,000,000.00 by said banks to the Company. In 1998, the Company and certain of its subsidiaries, as guarantors, the Agent, the banks and financial institutions listed on the signature pages thereto, ABN Amro Bank, N.V. and Paribas, as co-agents agreed to amend and restate the First Credit Agreement pursuant to the terms and conditions of the Amended and Restated Credit Agreement dated June 12, 1998 (the "Amended and Restated Credit Agreement" and, together with the First Credit Agreement, the "Prior Credit Agreement"), relating to the extension of a series of loans with a commitment totaling $125,000,000.00 by said banks to the Company. The Company has now requested the Agent and the Banks to amend and restate the prior Credit Agreement to increase the amount of credit that may be extended to Borrower to $230,000,000.00. The Agent and the Banks have agreed to do so, subject to the terms and conditions hereof and wish to execute this document for the purpose of setting forth their amended and restated agreement in regard thereto.

              NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth herein, the Company, the Agent, the Guarantors, and the Banks agree to amend and restate the Prior Credit Agreement as follows:

                                    ARTICLE I

                  DEFINITIONS; ACCOUNTING TERMS; INTERPRETATION

              SECTION 1.01 Definitions . As used in this Agreement, the following terms have the following meanings:

              "Accounts" means all accounts, accounts receivable or other indebtedness owing to the Company or any Guarantor as consideration for goods sold or services rendered and billed within thirty (30) days of the providing of such goods or services.

              "Acquisition Agreements" has the meaning set forth in Section
       6.10.

              "Add-Back Adjustments" means, with respect to any Qualified Company and for any specified period, those pro forma adjustments for such period referred to in 17 CFR 210.11-02(b)(6).

              "Administrative Questionnaire" means the questionnaire attached hereto as Exhibit 1.01A to be completed by each Bank and returned to the Agent.

              "Adoption Agreement" means an agreement in the form of Exhibit 1.01B pursuant to which one or more Subsidiaries may become a party hereto and to the relevant Security Documents from time to time.

              "Advance" means an advance, pursuant to a Notice of Advance, comprised of a single Type of Loan from all the Banks (or resulting from a conversion or conversions on the same date having, in the case of Eurodollar Rate Advances, the same Interest Period (except as otherwise provided in this Agreement)), made by all of the Banks concurrently to the Company.

              "Advance Date" means, with respect to each Advance, the Business Day upon which the proceeds of such Advance are to be made available to the Company.

              "Affiliate" means any other Person directly or indirectly controlling (including all directors and officers of such Person), controlled by, or under direct or indirect common control with such Person, and any other Person in which such Person's direct or indirect equity interest is 20% or more of the total outstanding equity interests of such Person and any immediate family member (parent, spouse or child) and all spouses of said Persons.

              "Agent" has the meaning specified in the introduction to this Agreement.

              "Agreement" has the meaning specified in the introduction to this Agreement.

              "Alternate Base Rate" means, for any day, a rate per annum (adjusted, to the nearest 1/16 of 1%) equal to the greater of (a) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1% and (b) the Prime Rate in effect on such day. For purposes hereof, the term "Prime Rate" means, as of a particular date, the prime rate of Chase most recently announced by Chase and in effect on such date, automatically fluctuating upward or downward, as the case may be, with and at the time of each change therein without notice to the Company or any other Person, which prime rate may not necessarily represent the lowest or best rate actually charged to a customer. "Federal Funds Effective Rate" means, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three federal funds brokers of recognized standing selected by it. If, for any reason, the Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate, including the inability or failure of the Agent to obtain sufficient quotations in accordance with the terms hereof, the Alternate Base Rate shall be determined without regard to clause (a) of the first sentence of this definition until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

              "Alternate Base Rate Advance" means any Advance bearing interest at a rate determined by reference to the Alternate Base Rate in accordance with the provisions of Article II.

              "Alternative Facility" means, as of any day, the short term, uncommitted working capital loan facility of the Company with any Bank or Affiliate thereof other than those, if any, provided for in the Loan Documents.

              "Alternative Facilities Advances" means, on any day, the aggregate advances made by any of the Banks under an Alternative Facility which are outstanding as of such day.

              "Applicable Lending Office" means, with respect to each Bank, such Bank's Domestic Lending Office in the case of an Alternate Base Rate Advance and such Bank's Eurodollar Lending Office in the case of a Eurodollar Rate Advance.

              "Assignment and Acceptance" has the meaning specified in Section
       11.10 (c).

              "Bank" has the meaning provided in the introduction to this Agreement.

              "Bankruptcy Code" has the meaning specified in Section 9.01(e).

              "Board" means the Board of Governors of the Federal Reserve System of the United States (or any successor).

              "Business Day" means any day (other than a day which is a Saturday, Sunday or legal holiday in the State of Texas) on which most banks are open for business in Houston, Texas.

              "Capital Expenditures" means, with respect to any Person for any period, the sum of all expenditures (whether paid in cash, capitalized as an asset or accrued as a liability) by such Person and its consolidated Subsidiaries during such period which, in accordance with GAAP, are or should be included in capital expenditures or similar items reflected in the consolidated statement of cash flows of such Person; provided, however, that Capital Expenditures shall not include any such amounts incurred in connection with the Investment in a Qualified Company permitted by Section 7.05.

              "Capitalization Ratio" means, at any date of determination, the ratio of (i) Funded Debt of the Company and its consolidated Subsidiaries determined on a consolidated basis, to (ii) the sum of Funded Debt of the Company and its consolidated Subsidiaries determined on a consolidated basis plus Consolidated Net Worth.

              "Capitalized Lease Obligations" means all lease or rental obligations which, pursuant to GAAP, are capitalized for balance sheet purposes.

              "Change of Control" means either (i) any Unrelated Person, or two or more Unrelated Persons acting in concert, acquire after the date hereof beneficial ownership of 50% or more of the shares of voting stock of the Company outstanding at the time of such acquisition, or (ii) all or substantially all of the assets of the Company are sold after the date hereof in a single transaction or series of related transactions to any Persons, if the effect of such transaction or transactions is to change the Persons controlling the Company. The term "Unrelated Person" shall mean any Person other than a Related Person. A "Related Person" means (i) any Plan or trust for any Plan, and (ii) any wholly-owned Subsidiary of the Company. Any Person who is a party to any stockholders' agreement shall not be considered to be acting in concert with any other party thereto merely because such Person is a party thereto.

              "Chase" means Chase Bank of Texas, National Association, a national banking association.

              "Code" means the Internal Revenue Code of 1986 and the regulations promulgated thereunder.

              "Collateral" means all, or substantially all, of the accounts and inventory of the Company and its domestic Subsidiaries, all as more fully described in the Security Documents.

              "Commitment" and "Commitments"means the obligation of each of the Banks to enter into and perform this Agreement, to make available the Loans to the Company in the amounts shown on the signature page of each Bank hereto and all other duties and obligations of the Banks hereunder.

              "Commitment Fee" has the meaning specified in Section 2.19.

              "Company" has the meaning specified in the introduction to this Agreement.

              "Consolidated Net Worth" means, as at any date of determination, all items which in conformity with GAAP would be included in the calculation of shareholders' equity on a consolidated balance sheet of the Company as at such date, plus any amounts included on such consolidated balance sheet in respect of the Company's preferred stock, provided the terms of such preferred stock have been approved by the Majority Banks in their sole discretion.

              "Conversion" or "Convert" (in each case whether or not capitalized) means the changing of a Eurodollar Rate Advance to an Alternate Base Rate Advance or vice versa in accordance with the provisions hereof.

              "Credit Event" means the making of any Advance or the conversion of any Advance into a Eurodollar Rate Advance.

              "Default" means the occurrence of any event which with or without the giving of notice or the passage of time or both would become an Event of Default.

              "Default Rate" means the lesser of (i) the Highest Lawful Rate and
       (ii) the Alternate Base Rate plus two percent (2%).

              "Designated Payment Date" means February 28, May 31, August 31 and November 30 of each year; provided, however, if a Designated Payment Date shall be a day which is not a Business Day, such Designated Payment Date shall be the next succeeding Business Day, and such extension of time shall be included in determining the amount to be paid on such date.

              "Domestic Lending Office" means, with respect to any Bank, the office of such Bank designated from time to time as its "Domestic Lending Office" hereunder.

              "EBITDA" means, for any period, and determined in accordance with GAAP, the sum of:

              (a) the consolidated pre tax income of the Company, plus the aggregate amount which was deducted for such period in determining such consolidated pre tax income for (i) interest expense, (ii) depreciation expense, (iii) amortization expense, and (iv) compensation expense relating to the issuance of stock and stock options to employees (to the extent same do not constitute a use of cash); and

              (b) for each acquisition of a Qualified Company acquired by the Company during the twelve (12) months preceding the date as of which EBITDA is calculated and with respect to the period beginning twelve (12) months prior to the calculation of EBITDA through the date of said acquisition by the Company, the sum of the consolidated pre-tax income of such Qualified Company, plus: (A) the aggregate amount which was deducted for such period in determining such consolidated pre-tax income for (i) interest expense, (ii) depreciation expense, and (iii) amortization expense, and (B) Add-Back Adjustments of such Qualified Company; provided, said pre-acquisition EBITDA shall be included in EBITDA only to the extent any such amount is not included in subparagraph (a) above.

              "Effective Date" means the date on which all conditions to make an Advance set forth in Section 4.01 are first met or waived in accordance with Section 11.01 hereof.

              "Eligible Assignee" means (a) any Bank; (b) a commercial bank organized under the laws of the United States, or any state thereof, and having total assets in excess of $1,000,000,000.00; (c) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development or any successor organization, or a political subdivision of any such country, and having total assets in excess of $1,000,000,000.00; provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the Organization for Economic Cooperation and Development or any successor organization;
       (d) the central bank of any country which is a member of the Organization for Economic Cooperation and Development or any successor organization; and (e) any other bank or similar financial institution approved by the Agent.

              "Employee Agreements" has the meaning set forth in Section 6.12.

              "Environmental Laws" means federal, state or local laws, rules or regulations, and any judicial, arbitral or administrative interpretations thereof, including any judicial, arbitral or administrative order, judgment, permit, approval, decision or determination pertaining to conservation or protection of the environment as in effect and enforceable against the Company or any of its Subsidiaries at the time in question, including the Clean Air Act, the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), the Federal Water Pollution Control Act, the Occupational Safety and Health Act, the

       Resource Conservation and Recovery Act, the Safe Drinking Water Act, the Toxic Substances Control Act, the Superfund Amendment and Reauthorization Act of 1986, the Hazardous Materials Transportation Act, and comparable state and local laws, and other environmental conservation and protection laws.

              "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated thereunder.

              "ERISA Affiliate" means any trade or business (whether or not incorporated) which is either a member of the same "controlled group" or under "common control," within the meaning of Section 414 of the Code and the regulations thereunder, with the Company.

              "Eurocurrency Liabilities" has the meaning specified in Regulation D as in effect from time to time.

              "Eurodollar Lending Office" means, with respect to each Bank, the branches or affiliates of such Bank designated as its "Eurodollar Lending Office" from time to time hereunder.

              "Eurodollar Rate" means, with respect to any Eurodollar Rate Advance, the rate (rounded to the nearest whole multiple of 1/16 of 1%) at which dollar deposits approximately equal in principal amount to the entire portion of such Advance and for a maturity equal to the applicable Interest Period are offered in immediately available funds to the Agent by prime banks in whatever Eurodollar interbank market may be selected by the Agent in its sole and absolute discretion at the time of determination and in accordance with the then usual practice in such market at approximately 10:00 a.m. (Houston, Texas time) two Business Days prior to the commencement of such Interest Period.

              "Eurodollar Rate Advance" means any Advance bearing interest at a rate determined by reference to the Eurodollar Rate in accordance with the provisions of Article II.

              "Events of Default" has the meaning specified in Section 9.01.

              "Execution Date" means October 13, 1998.

              "Existing Letters of Credit" means all letters of credit issued by Chase, outstanding on the Effective Date and described in Section 3.01(c).

              "Extension Request" means each request by the Company made pursuant to Section 2.20 for the Banks to extend the Maturity Date.

              "Federal Funds Effective Rate" has the meaning specified in the definition of the term "Alternate Base Rate."

              "Fees" has the meaning specified in Section 2.19.

              "Financials" has the meaning specified in Section 5.07.

              "Funded Debt" means all indebtedness for borrowed money (including Capitalized Lease Obligations) evidenced by a written document and subject to periodic, required payments of interest and/or principal.

              "GAAP" means generally accepted accounting principles as in effect from time to time in the United States as set forth in the opinions, statements and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants, the Financial Accounting Standards Board and such other Persons who shall be approved by a significant segment of the accounting profession and concurred in by the independent certified public accountants certifying any audited financial statements of the Company.

              "Guaranteed Obligations" has the meaning specified in Section
       8.01.

              "Guarantors" has the meaning provided in the introduction to this Agreement and, except as otherwise agreed by the Majority Banks and the Company, shall include all of the Subsidiaries of the Company.

              "Guaranty" means the obligations contained in Article VIII hereof.

              "Hazardous Materials" means (a) hazardous waste as defined in the Resource Conservation and Recovery Act of 1976, or in any applicable federal, state or local law or regulation, (b) hazardous substances, as defined in CERCLA, or in any applicable state or local law or regulation,
       (c) gasoline, or any other petroleum product or by-product, (d) toxic substances, as defined in the Toxic Substances Control Act of 1976, or in any applicable federal, state or local law or regulation or (e) insecticides, fungicides, or rodenticides, as defined in the Federal Insecticide, Fungicide, and Rodenticide Act of 1975, or in any applicable federal, state or local law or regulation, as each such Act, statute or regulation may be amended from time to time.

              "Highest Lawful Rate" means, as to any Bank, the maximum nonusurious rate of interest that, under applicable law, may be contracted for, taken, reserved, charged or received by such Bank on the Loans or under the Loan Documents at any time or from time to time. If the maximum rate of interest which, under applicable law, any of the Banks are permitted to charge the Company on the Loans shall change after the date hereof, to the extent permitted by applicable law, the Highest Lawful Rate shall be automatically increased or decreased, as the case may be, as of the effective time of such change without notice to the Company or any other Person.

              "Indebtedness" means, without duplication, (a) all indebtedness for borrowed money (whether by loan or the issuance and sale of debt securities) or for the deferred purchase price of property or services,
       (b) all indebtedness evidenced by bonds, debentures, notes or other similar instruments, (c) all Capitalized Lease Obligations, (d) all obligations to reimburse the issuer of any Letter of Credit for amounts drawn or drawable, and (e) all other items that would be classified as a liability on the Company's balance sheet pursuant to GAAP.

              "Interest Period" has the meaning specified in Section 2.11.

              "Issuing Bank" means Chase, in its capacity as a Bank, or such other Bank to which the Company and the Majority Banks subsequently agree.

              "Investment" means, as applied to any Person, any direct or indirect purchase or other acquisition by such Person of the assets, stock or other securities of any other Person, or any direct or indirect loan, advance or capital contribution by such Person to any other Person, and any other item which would be classified as an "investment" on a balance sheet of such Person, including any direct or indirect contribution by such Person of property or assets to a joint venture, partnership or other business entity in which such Person retains an interest but shall not include demand deposits.

              "Letter of Credit Fee" has the meaning specified in Section
       2.19(c).

              "Letter of Credit Request" has the meaning specified in Section 3.02(a).

              "Letters of Credit" has the meaning specified in Section 3.01(a).

              "Lien" means, when used with respect to any Person, any mortgage, lien, charge, pledge, security interest or encumbrance of any kind (whether voluntary or involuntary and whether imposed or created by operation of law or otherwise) upon, or pledge of, any of its property or assets, whether now owned or hereafter acquired, any capital lease in the nature of the foregoing, any conditional sale agreement or other title retention agreement, in each case, for the purpose, or having the effect, of protecting a creditor against loss or securing the payment or performance of an obligation.

              "Loan" and "Loans" has the meaning set forth in Section 2.01.

              "Loan Documents" means this Agreement, the Notes, the Security Documents, the Notice of Advance, and the corporate resolutions authorizing the Loan Documents.

              "Majority Banks" means Banks holding at least 66b % of the Advances outstanding under the Loans, or, if no Advances are outstanding, Banks holding such percentage of the Total Commitment.

              "Margin" means, (a) at any time of determination prior to a Public Debt Issuance Event, with respect to Alternate Base Rate Advances, Eurodollar Rate Advances, or Commitment Fees, as applicable, the percentage determined in accordance with the following table:

-------------------------------------------------------------------------------------------------
                       Equal to         Equal to        Equal to        Equal to
                     or less than     or less than    or less than    or less than
                     2.75 to 1.00     2.25 to 1.00    2.00 to 1.00    1.50 to 1.00
                          and             and              and             and         Equal to
    Funded Debt/     greater than     greater than    greater than    greater than   or less than
    EBITDA Ratio     2.25 to 1.00     2.00 to 1.00    1.50 to 1.00    1.00 to 1.00   1.00 to 1.00
=================================================================================================
Alternate Base Rate
Margin                   .50%             .25%              0%               0%             0%
-------------------------------------------------------------------------------------------------
Eurodollar Margin       2.00%            1.75%           1.50%            1.25%          1.00%
=================================================================================================
Commitment Fee           .375%            .375%           .375%            .25%           .25%
-------------------------------------------------------------------------------------------------

and (b) at any time of determination on or after a Public Debt Issuance Event, with respect to Alternate Base Rate Advances, Eurodollar Rate Advances, or Commitment Fees, as applicable, the percentage determined in accordance with the following table:

---------------------------------------------------------------------------------------------------
                        Equal to        Equal to         Equal to        Equal to      Equal to or
                      or less than    or less than     or less than    or less than     Less than
                      4.00 to 1.00    3.50 to 1.00     2.75 to 1.00    2.00 to 1.00    1.50 to 1.00
                          and             and             and              and
    Funded Debt/      greater than    greater than     greater than    greater than
    EBITDA Ratio      3.50 to 1.00    2.75 to 1.00     2.00 to 1.00    1.50 to 1.00
===================================================================================================
Alternate Base Rate
Margin                   .50%           .25%               0%              0%               0%
Eurodollar Margin       2.00%          1.75%            1.50%           1.25%            1.00%
---------------------------------------------------------------------------------------------------
Commitment Fee           .375%          .375%            .375%           .25%             .25%
===================================================================================================

              If sufficient information does not exist to calculate the applicable Margin, Eurodollar Rate Advances shall not be available to the Company and the applicable Margin for Alternate Base Rate Advances shall be deemed to be .50%.

              "Margin Period" means a period commencing three (3) days after the date on which the quarterly or annual financial statements of the Company are required to be delivered pursuant to Section 6.01(a) or Section 6.01(b), as the case may be, and ending three (3) days after the next date a financial statement is required to be so delivered.

              Material Adverse Effect" means, relative to any occurrence of whatever nature (including any adverse determination in any litigation, arbitration or governmental investigation or proceeding), (a) a material adverse effect on the financial condition, business or operations of the Company and its Subsidiaries taken as a whole or (b) a material impairment of the collective ability of the Company and its Subsidiaries taken as a whole to make payment hereunder or under any Note or the right of any Bank to enforce any of its remedies to collect any amounts owing under the Loan Documents.

              "Material Contract" means the Contracts listed on Schedule 6.11, as amended from time to time.

              "Maturity Date" means October 13, 2001, unless accelerated pursuant to Article IX hereof.

              "Maximum Guaranteed Amount" means for each Guarantor the maximum amount which any Guarantor could pay under the Guaranty without having such payment set aside as a fraudulent transfer or conveyance or similar action under the Bankruptcy Code or any applicable state or foreign law.

              "Multiemployer Plan" means any plan that is a "multiemployer plan" (as such term is defined in Section 4001(a)(3) of ERISA).

              "Note" and "Notes" have the meanings specified in Section 2.02.

              "Notice of Advance" has the meaning provided in Section 2.03(a).

              "Notice of Conversion" has the meaning provided in Section 2.05.

              "Notice of Default" has the meaning specified in Section 9.02.

              "Obligations" means all the obligations of the Company now or hereafter existing under the Loan Documents, whether for principal, interest, Fees, expenses, indemnification or otherwise.

              "Other Activities" has the meaning specified in Section 10.03.

              "Other Financings" has the meaning specified in Section 10.03.

              "Payment Office" means the office of the Agent located at 1111 Fannin Street, Houston, Texas 77002, or such other office as the Agent may hereafter designate in writing as such to the other parties hereto.

              "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to all or a substantial portion of its functions under ERISA.

              "Permitted Investments" means, as to any Person:

                     (a) securities issued or directly and fully guaranteed or
              insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition thereof,

                     (b) time deposits and certificates of deposit with
              maturities of not more than twelve months from the date of acquisition by such Person which deposits or certificates are either: (a) fully insured by the Federal Deposit Insurance Corporation or (b) in any Bank or other commercial bank incorporated in the United States or any U.S. branch of any other commercial bank, in each case having capital, surplus and undivided profits aggregating $100,000,000.00 or more with a long-term unsecured debt rating of at least A- from Standard & Poor's Ratings Group or A3 from Moody's Investors Service,

                     (c) commercial paper issued by any Person incorporated in
              the United States rated at least A2 or the equivalent thereof by Standard & Poor's Ratings Group or at least P2 or the equivalent thereof by Moody's Investors Service and, in each case, maturing not more than 270 days after the date of issuance,

                     (d) investments in money market mutual funds having assets in excess of $2,000,000,000.00 substantially all of whose assets are comprised of securities of the types described in clauses (a) through (c) above, and

                     (e) repurchase or reverse purchase agreements respecting
              obligations with a term of not more than seven days for underlying securities of the types described in clause (a) above entered into with any bank listed in or meeting the qualifications specified in clause (b) above.

              "Permitted Liens" means, as to any Person:

                     (a) Liens for taxes, assessments, levies or other
              governmental charges not yet due or which are being contested in good faith by appropriate proceedings and for which adequate reserves are maintained in accordance with GAAP;

                     (b) Liens in connection with worker's compensation,
              unemployment insurance or other social security, old age pension or public liability obligations not yet due or which are being contested in good faith by appropriate proceedings and for which adequate reserves are maintained in accordance with GAAP;

                     (c) operator's, vendors', carriers', warehousemen's,
              repairmen's, mechanics', workers', materialmen's or other like Liens arising by operation of law in the ordinary course of business (or deposits to obtain the release of any such Lien) and securing amounts of $100,000.00 or less or amounts not yet due or which are being contested in good faith by appropriate proceedings and for which adequate reserves are maintained in accordance with GAAP;

                     (d) deposits to secure insurance or adequate self insurance arrangements in the ordinary course of business;

                     (e) deposits and other Liens to secure the performance of
              bids, tenders, contracts (other than contracts for the payment of indebtedness for borrowed money or the deferred purchase price of goods or services), leases, licenses, franchises, trade contracts, statutory obligations, surety and appeal bonds and performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                     (f) easements, rights of way, covenants, restrictions,
              reservations, exceptions, encroachments, zoning and similar restrictions and other similar encumbrances (other than to secure the payment of indebtedness for borrowed money or the deferred purchase price of goods or services) or title defects, in each case incurred in the ordinary course of business which, in the aggregate, are not substantial in amount, and which do not in any case singly or in the aggregate materially detract from the value or usefulness of the Property subject thereto for the business conducted by the Company and its Subsidiaries or materially interfere with the ordinary conduct of the business of the Company and its Subsidiaries;

                     (g) bankers' liens arising by operation of law;

                     (h) inchoate Liens arising under ERISA to secure contingent liabilities of the Company and its Subsidiaries;

                     (i) landlord's liens that are subordinated to the Liens in favor of the Agent, unless waived by the Agent;

                     (j) Liens on assets of Subsidiaries to secure indebtedness to the Company provided same are collaterally assigned to the Agent, provided, such Liens may be incurred only to the extent the underlying Indebtedness is otherwise permitted under the terms of this Agreement;

                     (k) Liens on the right to rebates of prepaid insurance
              premiums financed by third parties on behalf of the Company or any of its Subsidiaries to secure up to $1,000,000.00 outstanding at any time;

                     (l) judgment Liens that do not constitute an Event of
              Default; and

                     (m) Liens permitted under Section 7.04 (excluding
              subsection (c) thereof).

              "Person" means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a foreign or domestic state or political subdivision thereof or any agency of such state or subdivision.

              "Plan" means any employee pension benefit plan (as defined in Section 3(2) of ERISA), subject to Title IV of ERISA or Section 412 of the Code, other than a Multiemployer Plan, with respect to which the Company or an ERISA Affiliate contributes or has an obligation or liability to contribute, including any such plan that may have been terminated.

              "Pledge Agreement" has the meaning specified in Section
       4.01(d)(ii).

              "Prescribed Forms" shall mean such duly executed form(s) or statement(s), and in such number of copies, which may, from time to time, be prescribed by law and which, pursuant to applicable provisions of the Code or an income tax treaty between the United States and the country of residence of the party providing the form(s) or statement(s), permit each of the Company and the Agent to make payments hereunder for the account of such party free of deduction or withholding of income and other taxes.

              "Prior Credit Agreement" has the meaning specified in the Introduction hereto on page one.

              "Property" or "assets" (whether or not capitalized) means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

              "Public Debt Issuance Event" means, the issuance by the Company of Subordinated Debentures, which event shall be deemed to have occurred on the date of such issuance.

              "Qualified Company" means any Person in the residential or commercial/industrial service industry whose primary business is to provide residential or commercial/industrial services, consisting of heating, ventilation and air conditioning, mechanical, indoor air quality, plumbing, process piping, appliance, electrical, installation, reinstallation and maintenance services.

              "Regulations A, D, T, U and X" means Regulations A, D, T, U and X of the Board as the same are from time to time in effect, and all official rulings and interpretations thereunder or thereof.

              "Release" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing into the environment (including the abandonment or discarding of barrels, containers and other closed receptacles).

              "Reportable Event" means an event described in Section 4043(b) of ERISA with respect to a Plan as to which the 30-day notice requirement has not been waived by the PBGC.

              "Requirements of Environmental Laws" means, as to any Person, the requirements of any applicable Environmental Law relating to or affecting such Person or the condition or operation of such Person's business or its properties, both real and personal.

              "Reserve Percentage" means, for any Interest Period and for any Bank, the reserve percentage applicable during such Interest Period under regulations issued from time to time by the Board (or if more than one such percentage is so applicable, the daily average for such percentages for those days in such Interest Period during which any such percentage shall be so applicable) for determining the maximum reserve requirement (including any marginal, supplemental or emergency reserves) for such Bank in respect of liabilities or assets consisting of or including Eurocurrency Liabilities.

              "Responsible Officer" means, with respect to the Company, the president, chief executive officer, chief operating officer, treasurer or chief financial officer of the Company.

              "Security Agreement" has the meaning specified in Section 4.01(d)(i).

              "Security Documents" means the documents described in Section 4.01(d) of this Agreement executed by the Company and its Subsidiaries in favor of Chase, as Agent, for the benefit of the Banks, pursuant to the terms hereof.

              "Senior Debt" means Funded Debt other than Subordinated Debentures and Subordinated Shareholder Debt.

              "Subordinated Debentures" means subordinated debentures issued by the Company, with a scheduled final maturity of such principal of no sooner than the Maturity Date and containing terms and provisions satisfactory to the Majority Banks in their sole discretion.

              "Subordinated Shareholder Debt" means any Indebtedness of the Company and its Subsidiaries, subordinated in each instance to the satisfaction of the Agent, owing to any seller of any Qualified Company and incurred in connection with the acquisition of such Qualified Company.

              "Subsidiary" means, with respect to any Person, (a) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person, directly or indirectly, and (b) any partnership, association, joint venture or other entity in which such Person, directly or indirectly, has greater than 50% of the equity interest. Unless otherwise provided or the context otherwise requires, the term "Subsidiary" or "Subsidiaries" shall mean a Subsidiary or Subsidiaries of the Company.

              "Total Commitment" means the aggregate Commitments of all Banks totaling a maximum of $230,000,000.00 for all Banks.

              "Unrelated Person" means any Person who is not a Related Person.

              "Unutilized Commitment" means the Total Commitment less the sum of outstanding Advances and all issued and outstanding Letters of Credit.

              SECTION 1.02 Types of Advances. Advances and Loans hereunder are distinguished by "Type". The Type of an Advance refers to the determination whether such Advance is a Eurodollar Rate Advance or an Alternate Base Rate Advance.

              SECTION 1.03 Accounting Terms. All accounting terms not defined herein shall be construed in accordance with GAAP, as applicable, and all calculations required to be made hereunder and all financial information required to be provided hereunder shall be done or prepared in accordance with GAAP.

              SECTION 1.04 Schedules. Schedules hereto may be updated by the Company from time to time to reflect transactions and other matters not prohibited by the Loan Documents.


                                   ARTICLE II
                                    THE LOANS

              SECTION 2.01 The Loans. Subject to the terms and conditions hereof, each Bank severally agrees at any time and from time to time on and after the Execution Date and prior to the Maturity Date, to make and maintain a revolving credit loan or loans (each a "Loan" and collectively, the "Loans") to the Company not to exceed at any time outstanding the maximum amount of its Commitment, which Loans (i) shall, at the option of the Company, be made and maintained pursuant to one or more Advances comprised of Alternate Base Rate Advances or Eurodollar Rate Advances, provided that, except as otherwise specifically provided herein, all Advances made pursuant to a single Notice of Advance shall be of the same Type, (ii) in the case of Eurodollar Rate Advances, shall be made in the minimum amount of $1,000,000.00 and integral multiples of $100,000.00 and, in the case of Alternate Base Rate Advances, in the minimum amount of $300,000.00 and integral multiples of $100,000.00, or, in either case, the amount of the Unutilized

Commitment, (iii) may be repaid and, so long as no Default or Event of Default exists hereunder, reborrowed, at the option of the Company in accordance with the provisions hereof, and (iv) shall, in the aggregate at any time outstanding, not exceed the maximum total amount of the Commitments. There shall be no further Advances after the Maturity Date.

              SECTION 2.02 The Notes. The Loans shall be evidenced by Notes in favor of each Bank (individually a "Note" and collectively, the "Notes"), substantially in the form of: Exhibit 2.02 hereto.

              SECTION 2.03 Notice of Advance. Whenever the Company desires an Advance, it shall give written notice thereof (a "Notice of Advance") (or telephonic notice promptly confirmed in writing) to the Agent in the case of an Alternate Base Rate Advance, not later than 10:00 a.m. (Houston, Texas time) on the date of such Advance and in the case of a Eurodollar Rate Advance, not later than 11:00 a.m. (Houston, Texas time) three Business Days prior to the date of such Advance. Each Notice of Advance shall be irrevocable and shall be in the form of Exhibit 2.03 hereto, specifying (i) the aggregate principal amount of the Advance to be made, (ii) the date of such Advance (which shall be a Business
Day), (iii) the Type of Advance, and (iv) if the proposed Advance is to be a Eurodollar Rate Advance, the initial Interest Period to be applicable thereto.

              The Agent shall promptly give the Banks written notice or telephonic notice (promptly confirmed in writing) of each proposed Advance, of each Bank's proportionate share thereof and of the other matters covered by each Notice of Advance.

              SECTION 2.04 Disbursement of Funds for Loans. No later than 1:00 p.m. (Houston, Texas time) on any Advance Date for Loans, each Bank shall make available its pro rata portion of the amount of such Advance in U.S. dollars and in immediately available funds at the Payment Office. At such time, the Agent shall credit the amounts so received to the general deposit account of the Company maintained with the Agent in immediately available funds.

              Unless the Agent shall have been notified by any Bank prior to disbursement of the Advance by the Agent that such Bank does not intend to make available to the Agent such Bank's portion of the Advance to be made on such date, the Agent may assume that such Bank has made such amount available to the Agent on such Advance Date and the Agent may, in reliance upon such assumption, make available to the Company a corresponding amount. If such corresponding amount is not in fact made available to the Agent by such Bank and the Agent has made available same to the Company, the Agent shall be entitled to recover such corresponding amount on demand from such Bank. If such Bank does not pay such corresponding amount forthwith upon the Agent's demand therefor, the Agent shall promptly notify the Company, and the Company shall pay such corresponding amount to the Agent within two (2) Business Days after demand therefor. The Agent shall also be entitled to recover from such Bank or the Company, as the case may be, interest on such corresponding amount from the date such corresponding amount was made available by the Agent to the Company to the date such corresponding amount is recovered by the Agent, at a rate per annum equal to the Alternate Base Rate or the Eurodollar Rate plus the applicable Margin, as appropriate. Nothing herein shall be deemed to relieve any Bank from its obligation to fulfill its Commitments hereunder or to prejudice any rights which the Company may have against any Bank as a result of any default by such Bank hereunder. No failure of any Bank hereunder shall relieve any other Bank of its obligations.

              SECTION 2.05 Conversions and Continuances. The Company shall have the option to convert or continue on any Business Day all or a portion of the outstanding principal amount of one Type of Advance into another Type of Advance, provided, no Advances may be converted into or continued as Eurodollar Rate Advances if a Default or Event of Default is in existence on the date of the conversion. Any continuation of an Advance as the same Type of Advance in the same amount shall be effected by the Company giving notice to the Agent, in writing, or by telephone promptly confirmed in writing, of its intention to continue such Advance as an Advance of the same Type. Each such conversion shall be effected by the Company giving the Agent written notice (each a "Notice of Conversion"), substantially in the form of Exhibit 2.05 hereto, prior to 11:00 a.m. (Houston, Texas time) at least (a) three (3) Business Days prior to the date of such conversion in the case of conversion into or continuance as Eurodollar Rate Advances and (b) prior to 10:00 a.m. (Houston, Texas time) one Business Day prior to the date of conversion in the case of a conversion into Alternate Base Rate Advances, specifying each Advance (or portions thereof) to be so converted and, if to be converted into or continued as Eurodollar Rate Advances, the Interest Period to be initially applicable thereto. The Agent shall thereafter promptly notify each Bank of such Notice of Conversion.

              SECTION 2.06 Voluntary Prepayments. The Company shall have the right to voluntarily prepay the Loans in whole or in part at any time on the following terms and conditions: no Eurodollar Rate Advance may be prepaid prior to the last day of its Interest Period unless, simultaneously therewith, the Company pays to the Agent for the benefit of the Banks all sums necessary to compensate the Banks for all reasonable costs and expenses actually incurred by the Banks as a result of such prepayment (excluding loss of anticipated profits), as reasonably determined by the Banks, including but not limited to those costs described in Section 2.15 hereof; and each prepayment pursuant to this section shall be applied first, to the payment of accrued and unpaid interest, and then, to the outstanding principal, pro-rata.

              SECTION 2.07 Mandatory Repayments. The Company shall repay Loans on any day on which the aggregate outstanding principal amount of the Loans plus the amount of all outstanding Alternative Facilities Advances exceeds the Total Commitment in the amount of such excess. The aggregate amount under the Notes (and all accrued, unpaid interest) shall be due and payable, and the Total Commitment shall terminate, on the Maturity Date.

              SECTION 2.08 Method and Place of Payment. Except as otherwise specifically provided herein, all payments under this Agreement due from the Company shall be made to the Agent for the benefit of the Banks not later than 1:00 p.m. (Houston, Texas time) on the date when due and shall be made in lawful money of the United States in immediately available funds at the Payment Office.

              SECTION 2.09 Pro Rata Advances. All Advances under this Agreement shall be incurred from the Banks pro rata, on the basis of their respective Commitments. It is understood that no Bank shall be responsible for any default by any other Bank in its obligation to make Loans hereunder and that each Bank shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Bank to fulfill its commitments hereunder.

              SECTION 2.10 Interest. (a) Subject to Section 11.08, the Company shall pay interest on the total outstanding principal balance of all Alternate Base Rate Advances from the date of each respective Advance to maturity of said Loan (whether by acceleration or otherwise) at a rate per annum which shall at all times be equal to the lesser of (i) the Highest Lawful Rate and (ii) the Alternate Base Rate in effect from time to time plus the applicable Margin for Alternate Base Rate Advances, which applicable Margin shall be adjusted on the first day of each Margin Period. If the Alternate Base Rate is based on the Prime Rate, interest shall be computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be. If the Alternate Base Rate is based on the Federal Funds Effective Rate, interest shall be computed on the basis of the actual number of days elapsed over a year of 360 days.

              (b) Subject to Section 11.08, the Company shall pay interest on the total outstanding principal balance of all Eurodollar Rate Advances under all of the Loans from the date of each respective Advance to maturity of said Loan (whether by acceleration or otherwise) at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) which shall, during each Interest Period applicable thereto, be equal to the lesser of (i) the Highest Lawful Rate and (ii) the applicable Eurodollar Rate for such Interest Period plus the applicable Margin for Eurodollar Rate Advances. The applicable Eurodollar Rate shall be fixed for each Interest Period and shall not change during said Interest Period nor shall the applicable Margin, which is added to said Eurodollar Rate to determine the total interest payable to the Banks, be adjusted until the first day of each Interest Period that begins after the effective date of the new Margin Period.

              (c) Subject to Section 11.08, overdue principal and, to the extent permitted by law, overdue interest in respect of any Advance and all other overdue amounts owing hereunder shall bear interest for each day that such amounts are overdue at a rate per annum equal to the Default Rate.

              (d) Interest on each Advance shall accrue from and including the date of such Advance to but excluding the date of any repayment thereof and shall be payable in arrears (i) in respect of Eurodollar Rate Advances (A) on the last day of the Interest Period (as defined below) applicable thereto and on each Designated Payment Date during any Interest Period in excess of three (3) months and (B) on the date of any voluntary or mandatory repayment or any conversion or continuance, (ii) in respect of Alternate Base Rate Advances (A) on each Designated Payment Date commencing November 30, 1997, and (B) on the date of any voluntary or mandatory repayment of such Advances on the principal amount repaid and (iii) in respect of each Advance, at maturity (whether by acceleration or otherwise) and, after maturity, on demand.

              (e) The Agent, upon determining the Eurodollar Rate for any Interest Period, shall notify the Company thereof. Each such determination shall, absent manifest error, be final and conclusive and binding on all parties hereto. In addition, prior to the due date for the payment of interest on any Advances set forth in the immediately preceding paragraph, the Agent shall notify the Company of the amount of interest due by the Company on all outstanding Advances on the applicable due date, but any failure of the Agent to so notify the Company shall not reduce the Company's liability for the amount owed.

              (f) So long as any Bank shall be required under regulations of the Board to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities and, as a result, the cost to such Bank is increased above the level it would be but for such requirement, then such Bank may require the Company to pay to the Agent, for the account of such Bank, additional interest on the unpaid principal amount of each such Eurodollar Rate Advance, from the date of such Advance until such principal amount is paid in full, at an interest rate per annum equal at all times during the Interest Period for such Advance to the lesser of (i) the Highest Lawful Rate and (ii) the remainder obtained by subtracting (A) the Eurodollar Rate for such Interest Period from (B) the rate obtained by dividing such Eurodollar Rate referred to in clause (A) above by that percentage equal to 100% minus the Reserve Percentage of such Bank for such Interest Period. Such additional interest shall be determined by such Bank as incurred and shall be payable upon demand therefor by the Bank to the Company. Each determination by such Bank of additional interest due under this Section shall be conclusive and binding for all purposes in the absence of manifest error if such determination is made on a reasonable basis.

              SECTION 2.11 Interest Periods. (a) At the time the Company gives any Notice of Advance or Notice of Conversion or provides notice of its intent to continue a loan as the same Type in respect of the making of, or conversion into, a Eurodollar Rate Advance, the Company shall have the right to elect, by giving the Agent on the dates and at the times specified in Section 2.03 or
Section 2.05, as the case may be, notice of the interest period (each an "Interest Period") applicable to such Eurodollar Rate Advance, which Interest Period shall be either a one, two, three or six month period; provided, that:

              (i) the initial Interest Period for any Eurodollar Rate Advance shall commence on the date of such Eurodollar Rate Advance (including the date of any conversion thereto or continuance thereof pursuant to Section 2.05); each Interest Period occurring thereafter in respect of such Eurodollar Rate Advance shall commence on the expiration date of the immediately preceding Interest Period;

              (ii) if any Interest Period relating to a Eurodollar Rate Advance begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

              (iii) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day, provided, that if there are no more Business Days in that month, the Interest Period shall expire on the preceding Business Day;

              (iv) no Interest Period for Advances shall extend beyond the applicable Maturity Date; and

              (v) the Company shall be entitled to have a maximum of nine (9) separate Eurodollar Rate Advances hereunder for all Loans outstanding at any one time.

              (b) If, upon the expiration of any Interest Period applicable to a Eurodollar Rate Advance, the Company has failed to elect a new Interest Period to be applicable to such Advance as provided above, the Company shall be deemed to have elected to convert such Advance into an Alternate Base Rate Advance effective as of the expiration date of such current Interest Period.

              SECTION 2.12 Interest Rate Not Ascertainable. In the event that the Agent shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) that on any date for determining the Eurodollar Rate for any Interest Period, by reason of any changes arising after the date of this Agreement affecting the Eurodollar interbank market adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurodollar Rate, then, and in any such event, the Agent shall forthwith give notice to the Company and to the Banks of such determination. Until the Agent notifies the Company that the circumstances giving rise to the suspension described herein no longer exist, the obligations of the Banks to make Eurodollar Rate Advances shall be suspended.

              SECTION 2.13 Legality. (a) Notwithstanding anything to the contrary herein contained, if any law or regulation or the interpretation thereof by any governmental authority charged with the administration or interpretation thereof makes it unlawful for any Bank or its Eurodollar Lending Office to make or maintain any Eurodollar Rate Advance or to give effect to its obligations as contemplated hereby, then, by prompt written notice to the Company, such Bank may:

              (i) declare that Eurodollar Rate Advances will not thereafter be made by such Bank hereunder, whereupon the right of the Company to receive Eurodollar Rate Advances from such Bank hereunder shall be suspended until such declaration is subsequently withdrawn, provided, such request for a Eurodollar Rate Advance shall be automatically converted (as to such Bank) into a request for an Alternate Base Rate Advance and the affected Bank or Banks shall respond thereto as provided herein; and

              (ii) require that all outstanding Eurodollar Rate Advances made by such Bank be converted to Alternate Base Rate Advances, in which event
       (A) all such Eurodollar Rate Advances shall be automatically converted to Alternate Base Rate Advances as of the effective date of such notice as provided in paragraph (b) below if required by applicable law or regulation, or if not so required, at the end of the current Interest Period and (B) all payments and prepayments of principal which would otherwise have been applied to repay the converted Eurodollar Rate Advances shall instead be applied to repay the Alternate Base Rate Advances resulting from the conversion of such Eurodollar Rate Advances.

              (b) For purposes of this Section, a notice to the Company by the Agent pursuant to paragraph (a) above shall be effective on the date of receipt thereof by the Company.

              SECTION 2.14 Increased Costs, Taxes or Capital Adequacy Requirements. (a) If any applicable law or regulation or compliance by any Bank with any applicable guideline or request by any central bank or governmental authority having jurisdiction over such Bank (whether or not having the force of law)

              (i) shall change the basis of taxation of payments to such Bank of the principal of or interest on any Eurodollar Rate Advance made by such Bank or any other fees or amounts payable hereunder with respect to Eurodollar Rate Advances (other than taxes imposed on the overall net income of such Bank or its Applicable Lending Office or franchise taxes imposed upon it by the jurisdiction in which such Bank or its Applicable Lending Office has an office),

              (ii) shall impose, modify or deem applicable any reserve, special deposit or similar requirement with respect to Eurodollar Rate Advances against assets of, deposits with or for the account of, or credit extended by, such Bank (without duplication of any amounts paid pursuant to Section 2.10(f)) or

              (iii) shall impose on such Bank any other condition affecting this Agreement with respect to Eurodollar Rate Advances or any Eurodollar Rate Advance made by such Bank, and the result of any of the foregoing shall be to increase the cost to such Bank of maintaining its Commitment or of making or maintaining any Eurodollar Rate Advance or to reduce the amount of any sum received or receivable by such Bank hereunder (whether of principal, interest or otherwise) in respect thereof by an amount deemed in good faith by such Bank to be material, then the Company shall pay to such Bank such additional amount as will compensate it for such increase or reduction within ten (10) days after notice thereof pursuant to Section 2.14(c).

              (b) If any Bank shall have determined in good faith that any law, rule, regulation or guideline regarding capital adequacy, or any interpretation or administration thereof of any such authority, central bank or comparable agency has or would have the effect of reducing the rate of return on the capital of such Bank as a consequence of, or with reference to, such Bank's obligations to lend hereunder to a level below that which it could have achieved but for such adoption, change or compliance by an amount deemed by such Bank to be material, then, from time to time, the Company shall pay to the Agent for the benefit of such Bank such additional amount as will reasonably compensate it for such reduction within ten (10) days after notice thereof pursuant to Section 2.14(c).

              (c) Each Bank will notify the Company through the Agent of any event occurring after the date of this Agreement which will entitle it to compensation pursuant to this Section, as promptly as practicable after it becomes aware thereof and determines to request compensation and in any case, within 180 days after becoming aware thereof. A certificate setting forth in reasonable detail the amount necessary to compensate the Bank in question as specified in paragraph (a) or (b) above, as the case may be, and the calculation of such amount shall be delivered to the Company and shall be conclusive absent manifest error if such determination is made on a reasonable basis. The Company shall pay to the Agent for the account of such Bank the amount shown as due on any such certificate within ten (10) days after its receipt of the same. The failure on the part of any Bank to demand increased compensation with respect to any Interest Period shall not constitute a waiver of the right to demand compensation thereafter within the 180 day time limit set forth above. Each Bank agrees, to the extent it may lawfully do so without incurring additional costs, to use its best efforts to minimize costs arising under this section by designating another lending office for the Loans affected, provided no Bank shall be required to do so.

              (d) Any notice given pursuant to this Section 2.14 shall be deemed to contain a representation by the Bank issuing such notice that the increased costs and charges are common to substantially all of the loan customers of such Bank and are not unique to the Company.

              SECTION 2.15 Eurodollar Advance Prepayment and Default Penalties. Subject to Section 11.08, the Company shall indemnify each Bank against any loss or expense (excluding loss of anticipated profits) which it may sustain or incur as a consequence of (a) an Advance of, or a conversion from or into, Eurodollar Rate Advances that does not occur on the date specified therefor in a Notice of Advance or Notice of Conversion, (b) any payment, prepayment or conversion of a Eurodollar Rate Advance required by any other provision of this Agreement or otherwise made on a date other than the last day of the applicable Interest Period or (c) any default in the payment or prepayment of the principal amount of any Eurodollar Rate Advance or any part thereof or interest accrued thereon, as and when due and payable (at the due date thereof, by notice of prepayment or otherwise). Such loss or expense shall include an amount equal to the excess determined by each Bank of (i) its cost of obtaining the funds for the Advance being paid, prepaid or converted or not borrowed (based on the Eurodollar Rate) for the period from the date of such payment, prepayment or conversion or failure to borrow to the last day of the Interest Period for such Advance (or, in the case of a failure to borrow, the Interest Period for the Advance which would have commenced on the date of such failure to borrow) over (ii) the amount of interest (as determined by each Bank) that would be realized in reemploying the funds so paid, prepaid or converted or not borrowed for such period or Interest Period, as the case may be. The Agent, on behalf of the Banks, will notify the Company of any loss or expense which will entitle the Banks to compensation pursuant to this Section, as promptly as possible after it becomes aware thereof, but failure to so notify shall not affect the Company's liability therefor. A certificate of any Bank setting forth any amount which it is entitled to receive pursuant to this Section shall be delivered to the Company and shall be conclusive absent manifest error if such determination is made on a reasonable basis. The Company shall pay to the Agent for the account of the Banks the amount shown as due on any certificate within ten (10) days after its receipt of the same. Without prejudice to the survival of any other obligations of the Company hereunder, the obligations of the Company under this Section shall survive the termination of this Agreement and the assignment of any of the Notes.

              SECTION 2.16 Additional Costs, Taxes or Similar Requirements. Subject to the terms of Section 11.08, all payments by the Company to any Bank shall be payable in full by the Company without any reduction or set off of any kind for any purpose and all costs and expenses incurred by any Bank in connection herewith, direct or indirect, shall be reimbursed by the Company. To the extent that any additional payments of any kind are required, any reductions to payments made to any Bank occur or may reasonably be expected to occur, any costs are incurred, any taxes (or the withholding thereof) are due to, or required by, any governmental or regulatory agency, foreign or domestic, state, federal, local, regional or national, based on any law, rule, regulation, guideline or similar provision, (other than taxes payable on the taxable income of any Bank to the United States of America or any state or local entity), or any similar items, all such payments and costs or reduced income shall be the responsibility of the Company. This provision shall be interpreted in the broadest possible terms to include any increased costs, payments or reduced income for any reason, including, but specifically not by way of limitation, due to taxes, capital adequacy provisions, reserve requirements, withholding obligations, costs due to the payment of any sums on a date other than the regularly scheduled date or for any other reason and the Company does hereby indemnify and hold harmless each Bank, for all such costs and does agree to pay same or cover any Bank's expenses or losses in regard to same. The Company shall immediately pay such sums to any Bank as are necessary to mitigate all such items. This obligation is in addition to all other obligations of the Company contained herein.

              SECTION 2.17 Tax Forms. If any Bank or any entity that is or hereafter becomes a borrower is organized under the laws of a jurisdiction outside the United States, such Person shall provide the Agent and the other parties hereto with the Prescribed Forms on the date of the initial Advance hereunder or on the date it becomes a party hereto, as the case may be, and from time to time thereafter if requested by the affected party hereto or the Agent. Unless the party requesting them and the Agent have received such Prescribed Forms, the Agent, if required by applicable law or regulation, may withhold taxes from payments under the Loan Documents at the applicable rate in the case of payments to or for any Bank organized under the laws of a jurisdiction outside the United States, provided the Company shall, unless otherwise directed in writing by the Agent, make all payments in full to the Agent without deducting any withholding or similar taxes.

              SECTION 2.18 Voluntary Reduction of Commitment. Upon at least five
(5) Business Days' prior written notice, the Company shall have the right, without premium or penalty, to reduce ratably in part or terminate in whole the unused portions of the respective Commitments of the Banks provided that each partial reduction shall be in the aggregate amount of $5,000,000 or any integral multiple of $1,000,000 in excess thereof.

              SECTION 2.19 Fees. Subject to Section 11.08 hereof, the Company agrees to pay the following fees (the "Fees"):

              (a) The Company shall pay to the Agent for the ratable account of the Banks a commitment fee (the "Commitment Fee") for the period from and including the Execution Date to the Maturity Date calculated on the basis of a 360-day year and computed on the daily average of the Unutilized Commitment of each Bank at the rate for Commitment Fees set forth in the definition of Margin. Commitment Fees shall be due and payable in arrears on each Designated Payment Date commencing on the first such date following the Execution Date and on the Maturity Date.

              (b) The Company shall pay to the Agent for the benefit of the Banks (and, in the case of clause (z) below, for the benefit of the Issuing
Bank) an annual fee (the "Letter of Credit Fee") in respect of each Letter of Credit issued hereunder equal to (y) the greater of (i) the then effective Eurodollar Margin multiplied by the face amount of such Letter of Credit (computed on the basis of the actual number of days elapsed over a year of 360 days) or (ii) $500.00, plus (z) 0.125% multiplied by the face amount of such Letter of Credit, to be paid to the Issuing Bank. Such fees shall be payable quarterly in arrears on each Designated Payment Date commencing on the first such date following the Execution Date and on the Maturity Date.

              SECTION 2.20 Extension of Maturity Date. Not less than 60 days and no more than 90 days prior to the Maturity Date then in effect, provided that no Event of Default shall have occurred and be continuing, the Company may request an extension of such Maturity Date by submitting to the Agent an Extension Request containing the information in respect of such extension specified in
Exhibit 2.20, which the Agent shall promptly furnish to each Bank. Each Bank shall, not less than 30 days and not more than 60 days prior to the Maturity Date then in effect, notify the Company and the Agent of its election (in its sole and absolute discretion) to extend or not extend the Maturity Date as requested in such Extension Request. Notwithstanding any provision of this Agreement to the contrary, any notice by any Bank of its willingness to extend the Maturity Date shall be revocable by such Bank in its sole and absolute discretion at any time prior to the date that is 30 days prior to the Maturity Date then in effect. If all Banks shall approve in writing the extension of the Maturity Date requested in such Extension Request, the Maturity Date shall automatically and without any further action by any Person be extended for the period specified in such Extension Request; provided that (i) each extension pursuant to this Section 2.20 shall be for a maximum of 364 days and (ii) the Maturity Date shall not be extended beyond the second anniversary of the original Maturity Date. If, not less than 30 days and not more than 60 days prior to the Maturity Date then in effect, all Banks shall not approve in writing the extension of the Maturity Date requested in an Extension Request, the Maturity Date shall not be extended pursuant to such Extension Request. The Agent shall promptly notify the Banks and the Company of any extension of the Maturity Date pursuant to this Section 2.20.

              SECTION 2.21 Replacement of Banks. If any Bank requests compensation under Section 2.10(f), 2.14 or 2.16 or if any Bank notifies the Company that it cannot fund certain Loans or is unable to deliver the Prescribed Forms, or if any Bank defaults in its obligation to fund Advances hereunder, then the Company may, at its sole expense and effort, upon notice to such Bank and the Agent, require such Bank to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 11.10), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Bank, if a Bank accepts such assignment); provided that (i) the Company shall have received the prior written consent of the Agent, which consent shall not unreasonably be withheld, (ii) such Bank shall have received payment of an amount equal to the outstanding principal of its Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Company (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.10(f), 2.14 or 2.16, such assignment will result in a reduction in such compensation. A Bank shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Bank or otherwise, the circumstances entitling the Company to require such assignment and delegation cease to apply.


                                   ARTICLE III
                                LETTERS OF CREDIT

              SECTION 3.01 Letters of Credit. (a) Subject to and upon the terms and conditions herein set forth, the Issuing Bank will, at any time and from time to time on or after the Execution Date and prior to the Maturity Date, promptly following its receipt of a Letter of Credit Request and application for Letter of Credit, issue for the account of the Company or any of the Guarantors and in support of the obligations of the Company or any of its Subsidiaries, one or more irrevocable letters of credit (all such letters of credit together with the Existing Letters of Credit collectively, the "Letters of Credit"), up to a maximum amount outstanding at any one time for all Letters of Credit and Existing Letters of Credit equal to $20,000,000.00, provided that the Issuing Bank shall not issue any Letter of Credit if at the time of such issuance: (i) the stated amount of such Letter of Credit is greater than an amount which, when added to all other Letters of Credit outstanding and all other Advances under the Notes then outstanding, would exceed the Total Commitment; or (ii) the expiry date or, in the case of any Letter of Credit containing an expiry date that is extendible at the option of the Issuing Bank, the initial expiry date of such Letter of Credit is a date that is later than the Maturity Date, unless such Letter of Credit is secured by cash.

              (b) The Issuing Bank shall neither renew nor permit the renewal of any Letter of Credit if any of the conditions precedent to such renewal set forth in Section 4.02 are not satisfied or, after giving effect to such renewal, the expiry date of such Letter of Credit would be a date that is later than the Maturity Date.

              (c) The Company, the Agent and the Banks acknowledge that Chase has issued, for the account of the Company, the Existing Letters of Credit. Upon the Execution Date, the Letters of Credit outstanding shall be that amount equal to the aggregate stated amount of the Existing Letters of Credit, and the amount available for Loans and Letters of Credit under the Commitments shall be reduced by such amount so long as said Letters of Credit are outstanding and the amount available under each Bank's Commitment shall be reduced by such Bank's percentage participation of such amount. If the Company or any of the Guarantors desires to extend the existing expiry date of any Existing Letter of Credit, or request a substitute letter of credit be issued for any reason in respect of any Existing Letter of Credit, the Company or any of the Guarantors shall submit to the Issuing Bank a Letter of Credit Request as provided in Section 3.02(a).

              SECTION 3.02 Letters of Credit Requests. (a) Whenever the Company desires that a Letter of Credit be issued for its account or that the existing expiry date shall be extended, it shall deliver to the Issuing Bank (with copies to be sent to the Agent) in the case of a Letter of Credit to be issued, at least three (3) Business Days' prior written request therefor and in the case of the extension of the existing expiry date of any Letter of Credit, at least five days prior to the date on which the Issuing Bank must notify the beneficiary thereof that the Issuing Bank does not intend to extend such existing expiry date. Each such request shall be executed by the Company and shall be in the form of Exhibit 3.02 attached hereto (each a "Letter of Credit Request") and shall be accompanied by an application for Letter of Credit therefor, completed to the reasonable satisfaction of the Issuing Bank, and such other certificates, documents and other papers and information as the Issuing Bank or any Bank (through the Agent) may reasonably request. Each Letter of Credit shall be denominated in U.S. dollars, shall expire no later than the date specified in
Section 3.01, shall not be in an amount greater than is permitted under clauses
(i) or (ii) of Section 3.01(a) and shall be in such form as may be reasonably approved from time to time by the Issuing Bank and the Company.

              (b) The delivery of each Letter of Credit Request shall be deemed to be a representation and warranty by the Company that such Letter of Credit may be issued in accordance with, and will not violate the requirements of, this Agreement. Unless the Issuing Bank has received notice from any Bank before it issues the respective Letter of Credit or extends the existing expiry date of a Letter of Credit that one or more of the conditions specified in Article IV are not then satisfied, or that the issuance of such Letter of Credit would violate this Agreement, then the Issuing Bank may issue the requested Letter of Credit in accordance with the Issuing Bank's usual and customary practices. Upon its issuance of any Letter of Credit or the extension of the existing expiry date of any Letter of Credit, as the case may be, the Issuing Bank shall promptly notify the Company, the Agent and each Bank of such issuance or extension, which notice shall be accompanied by a copy of the Letter of Credit actually issued or a copy of any amendment extending the existing expiry date of any Letter of Credit, as the case may be.

              SECTION 3.03 Letter of Credit Participations. (a) All Obligations of the Company and the Guarantors with respect to all Existing Letters of Credit and all Letters of Credit issued subsequent hereto shall be deemed to have been sold and transferred by the Issuing Bank to each Bank, and each Bank shall be deemed irrevocably and unconditionally to have purchased and received from the Issuing Bank, without recourse or warranty, an undivided interest and participation, (to the extent of such Bank's percentage participation in the Commitments) in each such Obligation, each substitute letter of credit, each drawing made thereunder and the obligations of the Company under this Agreement and the other Loan Documents with respect thereto, and any security therefor or guaranty pertaining thereto including the Guaranty.

              (b) The Issuing Bank shall have no obligation relative to the Banks other than to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and that they appear to comply on their face with the requirements of such Letter of Credit.

              (c) In the event that the Issuing Bank makes any payment under any Letter of Credit, the same shall be considered an Alternate Base Rate Advance without further action by any Person. The Issuing Bank shall promptly notify the Agent, which shall promptly notify each Bank thereof. Each Bank shall immediately pay to the Agent for the account of the Issuing Bank the amount of such Bank's percentage participation of such Advance. If any Bank shall not have so made its percentage participation available to the Agent, such Bank agrees to pay interest thereon, for each day from such date until the date such amount is paid at the lesser of the Federal Funds Effective Rate and the Highest Lawful Rate.

              (d) The Issuing Bank shall not be liable for, and the obligations of the Company and the Banks to make payments to the Agent for the account of the Issuing Bank with respect to Letters of Credit shall not be subject to, any qualification or exception whatsoever, including any of the following circumstances:

              (i) any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

              (ii) the existence of any claim, setoff, defense or other right which the Company may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit, the Agent, the Issuing Bank, any Bank, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Company and the beneficiary named in any such Letter of Credit);

              (iii) any draft, certificate or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

              (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents; or

              (v) the occurrence of any Default or Event of Default.

              (e) THE ISSUING BANK SHALL NOT BE LIABLE FOR ANY ERROR, OMISSION, INTERRUPTION OR DELAY IN TRANSMISSION, DISPATCH OR DELIVERY OF ANY MESSAGE OR ADVICE, HOWEVER TRANSMITTED, IN CONNECTION WITH ANY LETTER OF CREDIT, EXCEPT FOR ERRORS OR OMISSIONS CAUSED BY THE ISSUING BANK'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT THE ISSUING BANK, ITS OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS SHALL BE INDEMNIFIED AND HELD HARMLESS FROM ANY ACTION TAKEN OR OMITTED BY SUCH PERSON UNDER OR IN CONNECTION WITH ANY LETTER OF CREDIT OR ANY RELATED DRAFT OR DOCUMENT ARISING OUT OF OR RESULTING FROM SUCH PERSON'S SOLE OR CONTRIBUTORY NEGLIGENCE. The Company agrees that any action taken or omitted by the Issuing Bank under or in connection with any Letter of Credit or the related drafts or documents, if done in accordance with the standards of care specified in the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce, Publication No. 500 (and any subsequent revisions thereof approved by a Congress of the International Chamber of Commerce and adhered to by the Issuing Bank) and, to the extent not inconsistent therewith, the Uniform Commercial Code of the State of Texas, shall not result in any liability of the Issuing Bank to the Company.

              SECTION 3.04 Increased Costs. (a) Notwithstanding any other provision herein, but subject to Section 11.08, if any Bank shall have determined in good faith that any law, rule, regulation or guideline or the application or effectiveness of any applicable law or regulation or any change in applicable law or regulation or any change after the Execution Date in the interpretation or administration thereof, or compliance by any Bank (or any lending office of such Bank) with any applicable guideline or request from any central bank or governmental authority (whether or not having the force of law) either shall impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against letters of credit issued, or participated in, by any Bank or shall impose on any Bank any other conditions affecting this Agreement or any Letter of Credit, and the result of any of the foregoing is to increase the cost to any Bank of issuing, maintaining or participating in any Letter of Credit, or reduce the amount received or receivable by any Bank hereunder with respect to Letters of Credit, by an amount deemed by such Bank to be material, then, from time to time, the Company shall pay to the Agent for the account of such Bank such additional amount or amounts as will reasonably compensate such Bank for such increased cost or reduction by such Bank.

              (b) Each Bank will notify the Company through the Agent of any event occurring after the date of this Agreement which will entitle such Bank to compensation pursuant to subsection (a) above, as promptly as practicable. A certificate of a Bank setting forth in reasonable detail such amount or amounts as shall be necessary to compensate such Bank as specified in subsection (a) above may be delivered to the Company (with a copy to the Agent) and shall be conclusive absent manifest error. The Company shall pay to the Agent for the account of such Bank the amount shown as due on any such certificate within 30 days after its receipt of the same. No Bank shall be entitled to recover any costs pursuant to this Section 3.04(b) incurred more than 180 days prior to such Bank's giving notice to the Company for reimbursement thereof.

              SECTION 3.05 Conflict between Applications and Agreement. To the extent that any provision of any application for Letter of Credit is inconsistent with the provisions of this Agreement, the provisions of this Agreement shall control.


                                   ARTICLE IV
                              CONDITIONS PRECEDENT

              SECTION 4.01 Conditions Precedent to the Initial Advance. The obligation of each Bank to make its initial Advance hereunder to the Company is subject to the occurrence of or receipt by the Agent of the following, all in form and substance satisfactory to the Agent, and, where relevant, executed by all appropriate parties:

              (a) this Agreement (which includes the Guaranty);

              (b) one Note for each Bank;

              (c) Landlord's lien waivers as required by the Agent in respect of all leased property;

              (d) each of the following Security Documents granting a first and prior (except for Liens permitted under Section 7.04) Lien or security interest on the Collateral to the Agent for the benefit of itself and the Banks as security for the Obligations, substantially in the form of Exhibits 4.01(d)(i) and (ii) hereto:

              (i) the Security Agreement (the "Security Agreement") covering substantially all of the accounts and inventory of the Company and each of its domestic Subsidiaries existent as of the date hereof (except as set forth in such Security Agreement or other Security Documents which exclusions have been agreed to by the Majority Banks), accompanied by all documents, instruments and other items necessary to obtain and perfect a Lien thereon;

              (ii) the Pledge Agreement (the "Pledge Agreement") pledging to the Agent all stock owned by the Company or any Subsidiary in all domestic Subsidiaries accompanied by original stock certificates evidencing such shares and executed stock powers for such certificates; and

              (iii) UCC-1 and UCC-3 Financing Statements and other documents or instruments necessary to perfect the Liens granted in the Security Documents.

              (e) A Notice of Advance with respect to the initial Advance meeting the requirements of Section 2.03(a);

              (f) a certificate of the secretary or an assistant secretary of the Company and each Guarantor certifying, inter alia, (i) true and complete copies of each of the articles or certificate of incorporation, as amended and in effect of the Company, the bylaws, as amended and in effect, of the Company and the resolutions adopted by the Board of Directors of the Company and each of the Guarantors (A) authorizing the execution, delivery and performance by the Company and each of its Subsidiaries of this Agreement and the other Loan Documents to which it is or will be a party and, in the case of the Company, the Advances to be made hereunder, (B) approving the forms of the Loan Documents to which it is or will be a party and which will be delivered at or prior to the date of the initial Advance hereunder and (C) authorizing officers of the Company and each of its Subsidiaries to execute and deliver the Loan Documents to which it is or will be a party and any related documents, including, any agreement contemplated by this Agreement, and (ii) the incumbency and specimen signatures of the officers of the Company and each of its Subsidiaries executing any documents on its behalf;

              (g) a certificate of the President, Chief Financial Officer or Treasurer of the Company certifying that there has been no change in the businesses or financial condition of the Company which could reasonably be expected to have a Material Adverse Effect since December 31, 1997;

              (h) opinions addressed to the Agent and the Banks from (i) Bracewell & Patterson, L.L.P., counsel to the Company and the Guarantors, substantially in the form set forth as Exhibit 4.01(h)(i), and (ii) from Randolph W. Bryant, General Counsel to the Company, substantially in the form of
Exhibit 4.01(h)(ii);

              (i) the payment to the Agent and the Banks of all reasonable fees and expenses agreed upon by such parties to be paid on the Execution Date including, without limitation, any accrued unpaid portions of Commitment Fees due under the Prior Credit Agreement;

              (j) certificates of appropriate public officials as to the existence, good standing and qualification to do business as a foreign corporation, as applicable, of the Company and its Subsidiaries in each jurisdiction in which the ownership of its properties or the conduct of its business requires such qualifications and where the failure to so qualify would have a Material Adverse Effect;

              (k) certificates of insurance as contemplated by Section 6.03(a); and

              (l) UCC searches and other title information reasonably requested by the Agent on the Company and each of its Subsidiaries.

              The acceptance of the benefits of the initial Credit Event hereunder shall constitute a representation and warranty by the Company to the Agent and each of the Banks that, to the best of its knowledge, all of the conditions specified in this Section above shall have been satisfied or waived as of that time.

              SECTION 4.02 Conditions Precedent to All Credit Events. The obligation of the Banks to make any Advance, including, without limitation, the initial Advance hereunder, is subject to the further conditions precedent that on the date of such Credit Event:

              (a) The representations and warranties set forth in Article V shall be true and correct in all material respects as of, and as if such representations and warranties were made on, the date of the proposed Advance (unless such representation and warranty expressly relates to an earlier date or is no longer true and correct solely as a result of transactions permitted by the Loan Documents), and the Company shall be deemed to have certified to the Agent and the Banks that such representations and warranties are true and correct in all material respects by submitting a Notice of Advance.

              (b) The Company shall have complied with the provisions of Section
2.03 hereof.

              (c) No Default or Event of Default shall have occurred and be continuing or would result from such Credit Event.

              (d) No Material Adverse Effect shall have occurred in the consolidated financial condition of the Company and its consolidated Subsidiaries since the delivery of the most recent financial statements delivered pursuant to Section 6.01(b).

              (e) the Agent shall have received the most recent unqualified report and opinion on the Company's financial statements issued by KPMG Peat Marwick LLP, or other independent certified public accountant of recognized national standing.

              (f) Except for any foreign Subsidiaries, all Persons that have become Subsidiaries subsequent to the Execution Date shall have executed and delivered to the Agent an Adoption Agreement to the extent required at the time of such Credit Event pursuant to Section 6.09.

              (g) The Agent shall have received such other approvals, opinions and documents as the Agent or the Banks may reasonably request.

              The acceptance of the benefits of each such Credit Event shall constitute a representation and warranty by the Company to the Agent and each of the Banks that all of the conditions specified in this Section above exist as of that time.

              SECTION 4.03 Delivery of Documents. All of the Notes, certificates, legal opinions and other documents and papers referred to in this
Article IV, unless otherwise specified, shall be delivered to the Agent for the account of each of the Banks and, except for the Notes, in sufficient counterparts for each of the Banks and shall be reasonably satisfactory in form and substance to the Banks.


                                    ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

              In order to induce the Banks to enter into this Agreement and to make the Advances provided for herein, the Company, as to itself and each of its Subsidiaries, makes, on or as of the occurrence of each Credit Event (except to the extent such representations or warranties relate to an earlier date or are no longer true and correct in all material respects solely as a result of transactions not prohibited by the Loan Documents), the following representations and warranties to the Agent and the Banks:

              SECTION 5.01 Organization and Qualification. Each of the Company and its Subsidiaries (a) is duly formed or organized, validly existing and in good standing under the laws of the state of its organization, (b) has the power to own its property and to carry on its business as now conducted, except where the failure to do so would not have a Material Adverse Effect and (c) is duly qualified to do business and is in good standing in every jurisdiction in which the failure to be so qualified would have a Material Adverse Effect.

              SECTION 5.02 Authorization and Validity. Each of the Company and its Subsidiaries has the corporate power and authority to execute, deliver and perform its obligations hereunder and under the other Loan Documents to which it is a party and all such action has been duly authorized by all necessary corporate proceedings on its part. Each Loan Document to which the Company or any of its Subsidiaries is a party have been duly and validly executed and delivered by such Person and constitute a valid and legally binding agreement of such Person enforceable in accordance with the respective terms thereof, except, in each case, as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally, and by general principles of equity regardless of whether such enforceability is sought in a proceeding in equity or at law.

              SECTION 5.03 Governmental Consents. No authorization, consent, approval, license or exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is necessary for the valid execution or delivery by the Company or any Subsidiary of any Loan Document.

              SECTION 5.04 Conflicting or Adverse Agreements or Restrictions. Neither the Company nor any Subsidiary is a party to any contract or agreement or subject to any restriction which would reasonably be expected to have a Material Adverse Effect. As of the Execution Date, all agreements of the Company relating to the lending of money or the issuance of letters of credit by any party are described hereto on Schedule 5.04. Neither the execution nor delivery of the Loan Documents nor compliance with the terms and provisions hereof or thereof will be contrary to the provisions of, or constitute a default under,
(a) the charter or bylaws of the Company or any Subsidiary or (b) any law, regulation, order, writ, injunction or decree of any court or governmental instrumentality that is applicable to the Company or any Subsidiary or (c) any material agreement to which the Company or any of its Subsidiaries is a party or by which it is bound or to which any of them is subject.

              SECTION 5.05 Title to Assets. Each of the Company and its Subsidiaries has good title to all material personal property and good and indefeasible title to all material real property as reflected on the books and records of the Company or any of its Subsidiaries as being owned by them, except for properties disposed of in the ordinary course of business, subject to no Liens, except those permitted hereunder, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. All of such assets have been and are being maintained by the appropriate Person in good working condition in accordance with industry standards, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

              SECTION 5.06 Litigation. No proceedings against the Company or any Subsidiary are pending or, to the knowledge of the Company, threatened before any court or governmental agency or department which involve a reasonable material risk of having a Material Adverse Effect except those listed on
Schedule 5.06 hereof.

              SECTION 5.07 Financial Statements. Prior to the Execution Date, the Company has furnished to the Banks its audited consolidated balance sheet as of December 31, 1997 and audited consolidated income statement and statement of cash flows for the period ended December 31, 1997, and the unaudited balance sheet and consolidated income statement and statements of cash flow for the period from January 1, 1998 through June 30, 1998 (such financials, the "Financials"). The Financials have been prepared in conformity with GAAP consistently applied (except as otherwise disclosed in such financial statements) throughout the periods involved and present fairly, in all material respects, the consolidated financial condition of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations for the periods then ended. As of the Execution Date, no Material Adverse Effect has occurred in the consolidated financial condition of the Company and its consolidated Subsidiaries since the date of said Financials.

              SECTION 5.08 Default. Neither the Company nor any Subsidiary is in default under any material provisions of any instrument evidencing any Indebtedness or of any agreement relating thereto, or in default in any respect under any order, writ, injunction or decree of any court, or in default in any respect under or in violation of any order, injunction or decree of any governmental instrumentality, in each case in such manner as to cause a Material Adverse Effect.

              SECTION 5.09 Investment Company Act. Neither the Company nor any Subsidiary is, or is directly or indirectly controlled by or acting on behalf of any Person which is, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

              SECTION 5.10 Public Utility Holding Company Act. Neither the Company nor any Subsidiary is a non-exempt "holding company," or subject to regulation as such, or, to the knowledge of the Company's or such Subsidiary's officers, an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

              SECTION 5.11 ERISA. No accumulated funding deficiency (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived, exists or is expected to be incurred with respect to any Plan. No liability to the PBGC (other than required premium payments) has been or is expected by the Company to be incurred with respect to any Plan by the Company or any ERISA Affiliate. Neither the Company nor any ERISA Affiliate has incurred any withdrawal liability under Title IV of ERISA with respect to any Multi-Employer Plans.

              SECTION 5.12 Tax Returns and Payments. Each of the Company and its Subsidiaries has filed all federal income tax returns and other tax returns, statements and reports (or obtained extensions with respect thereto) which are required to be filed and has paid or deposited or made adequate provision, in accordance with GAAP for the payment of all taxes (including estimated taxes shown on such returns, statements and reports) which are shown to be due pursuant to such returns, except for such taxes as are being contested in good faith and by appropriate proceedings, except, in each such case, where such failure could not reasonably be expected to have a Material Adverse Effect.

              SECTION 5.13 Environmental Matters. Each of the Company and its Subsidiaries (a) possesses all environmental, health and safety licenses, permits, authorizations, registrations, approvals and similar rights necessary under law or otherwise for the Company or such Subsidiary to conduct its operations as now being conducted (other than those with respect to which the failure to possess or maintain would not, individually or in the aggregate for the Company and such Subsidiaries, reasonably be expected to have a Material Adverse Effect) and (b) each of such licenses, permits, authorizations, registrations, approvals and similar rights is valid and subsisting, in full force and effect and enforceable by the Company or such Subsidiary, and each of the Company and its Subsidiaries is in compliance with all effective terms, conditions or other provisions of such permits, authorizations, registrations, approvals and similar rights except for such failure or noncompliance that, individually or in the aggregate for the Company and such Subsidiaries, would not reasonably be expected to have a Material Adverse Effect. Except as disclosed on Schedule 5.13, neither the Company nor any of its Subsidiaries has received any notices of any violation of, noncompliance with, or remedial obligation under, Requirements of Environmental Laws (which violation or non-compliance has not been cured), and there are no writs, injunctions, decrees, orders or judgments outstanding, or lawsuits, claims, proceedings, investigations or inquiries pending or, to the knowledge of the Company or any Subsidiary, threatened, relating to the ownership, use, condition, maintenance or operation of, or conduct of business related to, any property owned, leased or operated by the Company or such Subsidiary or other assets of the Company or such Subsidiary, other than those violations, instances of noncompliance, obligations, writs, injunctions, decrees, orders, judgments, lawsuits, claims, proceedings, investigations or inquiries that, individually or in the aggregate for the Company and such Subsidiaries, would not have a Material Adverse Effect. Except as disclosed on Schedule 5.13, there are no material obligations, undertakings or liabilities arising out of or relating to Environmental Laws to which the Company or any of its Subsidiaries has agreed, assumed or retained, or, to the knowledge of the Company, by which the Company or any of its Subsidiaries is adversely affected, by contract or otherwise and, further, except as disclosed on Schedule 5.13, neither the Company nor any of its Subsidiaries has received a written notice or claim to the effect that the Company or any of its Subsidiaries is or may be liable to any other Person as the result of a Release or threatened Release of a Hazardous Material which, in either case, could reasonably be expected to have a Material Adverse Effect.

              SECTION 5.14 Purpose of Loans. (a) The proceeds of the Loan will be used for general corporate purposes and no proceeds of any Loan will be used for any purpose which would violate any applicable law, rule or regulation.

              (b) None of the proceeds of any Advance will be used directly or indirectly for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin stock.

              SECTION 5.15 Franchises and Other Rights. The Company and each of its Subsidiaries has all franchises, permits, licenses, patents, trademarks and other intangible assets or authority as are necessary to enable them to carry on their respective businesses as now being conducted and is not in default in respect thereof where the absence of such or any such default could reasonably be expected to have a Material Adverse Effect.

              SECTION 5.16 Subsidiaries and Assets. The Subsidiaries which are parties to this Agreement and listed on Schedule 5.16 are all of the Subsidiaries of the Company as of the Execution Date and the address given for such Subsidiaries is the correct mailing address as of the Execution Date.

              SECTION 5.17 Solvency. After giving effect to the initial Advance hereunder and all other Indebtedness of the Company existing at the time of such Advance, the Company and its Subsidiaries, viewed as a consolidated entity, will have at such time (a) capital sufficient to carry on their businesses and transactions and (b) assets, the fair market value of which exceeds their consolidated liabilities (as reflected on the Financials or on the financial statements most recently delivered to the Banks).

              SECTION 5.18 Year 2000. Any reprogramming required to permit the proper functioning, in and following the year 2000, of (a) the Company's or any Subsidiary's computer systems and (b) equipment containing embedded microchips (including systems and equipment supplied by others or with which the Company's systems interface) and the testing of all such systems and equipment, as so reprogrammed, will be completed by September 30, 1999, except where the failure to do such reprogramming and testing would not reasonably be expected to have a Material Adverse Effect. The cost to the Company and its Subsidiaries of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Company and its Subsidiaries (including, without limitation, reprogramming errors and the failure of others' systems or equipment) will not result in a Default or would not reasonably be expected to have a Material Adverse Effect. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of the Company and its Subsidiaries are and, with ordinary course upgrading and maintenance, will continue for the term of this Agreement to be sufficient to permit the Company to conduct its business in all material respects and such upgrading and maintenance would not reasonably be expected to have a Material Adverse Effect.


                                   ARTICLE VI
                              AFFIRMATIVE COVENANTS

              The Company, as to itself and each of its Subsidiaries, covenants and agrees that on and after the date hereof until the Notes have been paid in full and the Commitments have terminated:

              SECTION 6.01 Information Covenants. The Company will furnish to each Bank:

              (a) As soon as available, and in any event within fifty (50) days of the end of each fiscal quarter, the consolidated and, if requested by the Agent, the consolidating balance sheet of the Company and its Subsidiaries as of the end of such period and the related consolidated and, if requested by the Agent, consolidating statements of income for such period and, in each case, also for the portion of the fiscal year ended at the end of such period, setting forth comparative consolidated figures for the related periods in the prior fiscal year, all of which shall be certified by the chief financial officer or chief executive officer of the Company as fairly presenting in all material respects, the financial position of the Company and its Subsidiaries as of the end of such period and the results of their operations for the period then ended in accordance with GAAP, subject to changes resulting from normal year-end audit adjustments.

              (b) As soon as available, and in any event within ninety-five (95) days after the close of each fiscal year of the Company, the audited consolidated and, if requested by the Agent, the unaudited consolidating balance sheets of the Company and its Subsidiaries as at the end of such fiscal year and the related consolidated and, if requested by the Agent, consolidating statements of income, stockholders' equity and cash flows for such fiscal year, setting forth comparative figures for the preceding fiscal year and certified by KPMG Peat Marwick LLP or other independent certified public accountants of recognized national standing, whose report shall be without limitation as to the scope of the audit and reasonably satisfactory in substance to the Banks.

              (c) Immediately after any Responsible Officer of the Company obtains verified knowledge thereof, notice of:

              (i) any material violation of, noncompliance with, or remedial obligations under, Requirements of Environmental Laws;

              (ii) any material Release or threatened material Release of Hazardous Materials affecting any property owned, leased or operated by the Company or any of its Subsidiaries;

              (iii) any event or condition which constitutes a Default or an Event of Default (including any default under the Subordinated Debentures);

              (iv) any condition or event which, in the opinion of management of the Company, would reasonably be expected to have a Material Adverse Effect;

              (v) any Person having given any written notice to the Company or taken any other action with respect to a claimed material default or event under any material instrument or material agreement;

              (vi) the institution of any litigation which could reasonably be expected in the good faith judgment of the Company either to have a Material Adverse Effect or result in a final, non-appealable judgment or award in excess of $5,000,000.00 with respect to any single cause of action;

              (vii) all ERISA notices required by Section 6.08; and

              (viii) any sale of assets other than as permitted hereby;

Such notice shall specify the nature and period of existence thereof and the action taken by such Person and the nature of any such claimed default, event or condition and, in the case of an Event of Default or Default, what action has been taken, is being taken or is proposed to be taken with respect thereto.

              (d) At the time of the delivery of the quarterly and annual financial statements provided for in Sections 6.01(a) and 6.01(b), a certificate of a Responsible Officer to the effect that, to his knowledge, no Default or Event of Default exists or, if any Default or Event of Default does exist, specifying the nature and extent thereof and the action that is being taken or that is proposed to be taken with respect thereto, which certificate shall set forth the calculations required to establish whether the Company was in compliance with the provisions of Sections 7.10 through 7.17 as at the end of such fiscal period or year, as the case may be.

              (e) Upon request by the Agent, a summary report (by Subsidiary) of all Accounts of the Company and its Subsidiaries.

              (f) Promptly following request by the Agent such environmental reports, studies and audits of the Company's procedures and policies, assets and operations in respect of Environmental Laws as the Agent may reasonably request.

              (g) Promptly upon receipt thereof, a copy of any report or letter submitted to the Company by its independent accountants in connection with any regular or special audit of the Company's records and simultaneously with the sending or filing thereof, copies of all proxy statements, financial statements and reports which the Company sends to its stockholders, and copies of all regular, periodic or special reports, and all registration statements, in each case, which the Company or any of its Subsidiaries files with the Securities and Exchange Commission or any other securities exchange or securities market.

              (h) Promptly following request by the Agent such financial projections, budgets and unaudited consolidating financial statements of the Company and its Subsidiaries as the Agent may reasonably request.

              (i) From time to time and with reasonable promptness, such other information or documents as the Agent or any Bank through the Agent may reasonably request.

              SECTION 6.02 Books, Records and Inspections. The Company will maintain, and will cause its Subsidiaries to maintain, the corporate books and financial records of the Company and its Subsidiaries and will permit, or cause to be permitted, any Person designated by any Bank or the Banks to visit and inspect any of the properties of the Company and its Subsidiaries, to examine such books and records and make copies thereof or extracts therefrom, audit its accounts, inventory and finances of any such corporations with the officers, employees and agents of the Company and its Subsidiaries and with their independent public accountants, all at such reasonable times and as often as the Agent or such Bank may request. Such inspections shall be at the expense of the Company if made annually and shall be at the expense of the Bank or Banks requiring same if made more often than annually.

              SECTION 6.03 Insurance and Maintenance of Properties. (a) Each of the Company and its Subsidiaries will keep reasonably adequately insured by financially sound and reputable insurers all of its material property, and against the interruption of its business, which is of a character, and in amounts and against such risks, usually and reasonably insured by similar Persons engaged in the same or similar businesses, including, without limitation, insurance against fire, casualty and any other hazards normally insured against, which policies shall name the Agent for the benefit of the Banks, as a loss payee. Each of the Company and its Subsidiaries will at all times maintain insurance against its liability for injury to Persons or property, which insurance shall be by financially sound and reputable insurers and in such amounts and form as are customary for corporations of established reputation engaged in the same or a similar business and owning and operating similar properties and which shall name the Agent, for the benefit of the Banks, as an additional insured. The Company shall provide the Agent a listing of all such insurance and such other certificates and other evidence thereof, on or prior to the Execution Date hereof and annually thereafter. A listing of all policies of the Company and its Subsidiaries as of the Execution Date is attached hereto as Schedule 6.03.

              (b) Each of the Company and its Subsidiaries will cause all of its material properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all reasonably necessary repairs, renewals and replacements thereof, all as in the reasonable judgment of such Person may be reasonably necessary so that the business carried on in connection therewith may be properly conducted at all times, except where such failure could not reasonably be expected to have a Material Adverse Effect.

              SECTION 6.04 Payment of Taxes. Each of the Company and its Subsidiaries will pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto, except for such amounts that are being contested in good faith and by appropriate proceedings, except where such failure could not reasonably be expected to have a Material Adverse Effect.

              SECTION 6.05 Corporate Existence. Each of the Company and its Subsidiaries will do all things necessary to preserve and keep in full force and effect (a) the existence of the Company, and (b) unless the failure to do so would not reasonably be expected to have a Material Adverse Effect, the rights and franchises of each of the Company and its Subsidiaries.

              SECTION 6.06 Compliance with Statutes. Each of the Company and its Subsidiaries will comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property, except to the extent the failure to do so would not reasonably be expected to have a Material Adverse Effect.

              SECTION 6.07 Material Privileges, Permits, Licenses and Other Rights. Each of the Company and its Subsidiaries will do all things necessary to preserve and keep in full force and effect all material privileges, permits, licenses and other rights necessary to conduct business as such business is currently conducted as of the Effective Date, except to the extent the failure to do so would not reasonably be expected to have a Material Adverse Effect.

              SECTION 6.08 ERISA. Immediately after any Responsible Officer of the Company or any of its Subsidiaries knows or has reason to know any of the following items are true the Company will deliver or cause to be delivered to the Banks a certificate of the chief financial officer of the Company setting forth details as to such occurrence and such action, if any, the Company or its ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed with or by the Company or its ERISA Affiliate with respect thereto: (i) that a Reportable Event has occurred or that an application may be or has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard; (ii) that a Multiemployer Plan has been or may be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA; (iii) that any required contribution to a Plan or Multiemployer Plan has not been or may not be timely made; (iv) that proceedings may be or have been instituted under Section 4069(a) of ERISA to impose liability on the Company or an ERISA Affiliate or under Section 4042 of ERISA to terminate a Plan or appoint a trustee to administer a Plan; (v) that the Company or any ERISA Affiliate has incurred or may incur any liability (including any contingent or secondary liability) on account of the termination of or withdrawal from a Plan or a Multiemployer Plan; and (vi) that the Company or an ERISA Affiliate may be required to provide security to a Plan under
Section 401(a)(29) of the Code.

              SECTION 6.09 Additional Subsidiaries. The Company will cause any Person that becomes a Subsidiary subsequent to the Execution Date to (i) within forty-five (45) days after becoming a Subsidiary, execute and deliver to the Agent an Adoption Agreement and (ii) within forty-five (45) days after becoming a Subsidiary, deliver to the Agent evidence, satisfactory to the Agent, that all Indebtedness owing by such Subsidiary to any other Person has been paid in full and said Indebtedness has been canceled and all Liens securing such Indebtedness have been released or have terminated, (except for Indebtedness and Liens permitted hereby) provided, if said Subsidiary is not incorporated under the laws of the United States or one of its states or territories, no such guaranty will be required if the Company makes arrangements, satisfactory to the Agent, in its sole discretion, regarding restrictions on transfer of funds or other assets by the Company or any Subsidiary to said new foreign Subsidiary. Further, the Company, or its Subsidiary that owns the stock of said new Subsidiary, as the case may be, will execute the Adoption Agreement referred to above.

              SECTION 6.10 Acquisition Agreements. Upon request of the Agent, the Company shall provide the Agent with: (a) copies of all acquisition agreements relating to the acquisitions of Qualified Companies, (b) a specimen form of such acquisition agreement (the "Acquisition Agreements") and (c) listing of each then existing Acquisition Agreement.

              SECTION 6.11 Material Contracts. (a) The Company and its Subsidiaries shall provide the Agent with copies of all material contracts (the "Material Contracts") as of the Effective Date. A listing of each such Material Contract is attached hereto as Schedule 6.11.

              (b) The Company and its Subsidiaries shall provide the Agent with an executed copy of each additional Material Contract entered into after the Effective Date, within ten (10) Business Days after request therefor by the Agent.

              SECTION 6.12 Employee Agreements. The Company and its Subsidiaries shall provide the Agent with copies of all agreements relating to the employees of the Company and its Subsidiaries, upon request by the Agent, including, but not limited to, all collective bargaining agreements, employment contracts, non-compete agreements, employee savings, employee retirement and employee benefit plans. Upon request by the Agent, the Company will provide the Agent with a list of (i) each employment agreement between the Company and each of its officers, (ii) each employment agreement between a Subsidiary and the key employees of such Subsidiary (or its predecessor), (iii) each union with which a Subsidiary of the Company has entered into a collective bargaining agreement, and (iv) each employee pension benefit plan (as defined in ERISA) sponsored by the Company or any of its subsidiaries.


                                   ARTICLE VII
                               NEGATIVE COVENANTS

              The Company covenants and agrees, as to itself and, except as otherwise provided herein, each of its Subsidiaries, that on and after the date hereof until the Notes have been paid in full and the Commitments have terminated:

              SECTION 7.01 Change in Business. The Company will not, and will not permit any of its Subsidiaries to, engage in any businesses not of the same general type as those conducted by the Company on the Execution Date, those conducted by a Qualified Company when acquired and businesses reasonably related thereto.

              SECTION 7.02 Consolidation, Merger or Sale of Assets. Except as previously disclosed to the Agent, the Company will not, and will not permit any of its Subsidiaries to, wind up, liquidate or dissolve their affairs, or agree to be acquired by any third party in any transaction of merger or consolidation in which the Company or such Subsidiary is not the sole surviving entity, or sell or otherwise dispose of all or any substantial part of their property or assets (including the capital stock of any Subsidiary) other than: (a) sales of inventory and surplus or obsolete assets in the ordinary course of business that do not prejudice the Banks in any material way, (b) dispositions of the stock of Subsidiaries to, or mergers with, other wholly-owned Subsidiaries of the Company that have complied with Section 6.09, and (c) any sale of assets with a value equal to or less than five percent (5%) of the Company's Consolidated Net Worth, provided the proceeds of such sale are used to acquire assets for use in the Company's business, or, at the option of the Company, to reduce the Obligations.

              SECTION 7.03 Indebtedness. Neither the Company nor any Subsidiary of the Company will create, incur, assume or permit to exist any Indebtedness of the Company or any Subsidiary except:

              (a) Indebtedness existing hereunder;

              (b) Indebtedness existing on the Execution Date and described in the Financials or, if not shown, listed on Schedule 7.03(b);

              (c) Indebtedness arising as a result of the endorsement in the ordinary course of business of negotiable instruments in the course of collection;

              (d) accounts payable and unsecured, current and long-term, liabilities (including accrued insurance related liabilities), not the result of indebtedness for borrowed money, to vendors, suppliers and other Persons for goods and services in the ordinary course of business;

              (e) agreements (including agreements of intent) to acquire any Person or assets issued by the Company or any of its Subsidiaries in anticipation of acquiring such Person or assets if such acquisition is not prohibited by this Agreement, including any ongoing, contingent payment obligations contained in such agreements;

              (f) Intercompany Indebtedness of any Subsidiary of the Company to the Company or any other Subsidiary and Indebtedness of the Company to any Subsidiary of the Company assuming same is subordinate to the Obligations in the manner provided in Section 8.05 hereof;

              (g) guarantees by the Company or any of its Subsidiaries of Indebtedness of any Subsidiary of the Company permitted to be incurred, created or existing pursuant to this Agreement, provided, that such guarantees are not directly secured by any Liens;

              (h) current and deferred taxes;

              (i) contingent liabilities under surety bonds or otherwise incurred in the ordinary course of business;

              (j) earn-out agreements that are a part of Investments allowed under Section 7.05(d);

              (k) Other Indebtedness not in excess of five percent (5%) of Consolidated Net Worth in the aggregate at any time outstanding;

              (l) Indebtedness not to exceed two percent (2%) of Consolidated Net Worth at any time outstanding secured in accordance with clause (j) of the definition herein of Permitted Liens;

              (m) Subordinated Shareholder Debt not to exceed $30,000,000.00;

              (n) liabilities incurred in connection with interest rate hedging and swap agreements, provided, same are entered into in connection with the day to day business operations of the Company and not for speculative purposes;

              (o) Alternative Facilities Advances, provided, the Alternative Facilities Advances do not exceed at any time the lesser of the Aggregate Unused Commitment as of such time or $20,000,000.00;

              (p) Subordinated Debentures issued and outstanding at any time in an amount not in excess of $150,000,000.00 in principal amount; and

              (q) renewals and extensions with the same lenders (in the same or lesser principal amount on similar terms and conditions) of any Indebtedness listed in subparagraphs (a) through (p) above.

              SECTION 7.04 Liens. Neither the Company nor any Subsidiary of the Company will create, incur, assume or suffer to exist any Lien upon or with respect to any of its property or assets of any kind whether now owned or hereafter acquired (nor will they covenant with any other Person not to grant such a Lien to the Agent on Collateral, except property secured or to be secured by a Lien permitted by this Agreement), except:

              (a) Liens existing on the Execution Date and listed on Schedule 7.04(a);

              (b) Liens securing currently secured Indebtedness permitted under
Section 7.03(b) or (m) above;

              (c) Permitted Liens;

              (d) Liens created by the Loan Documents;

              (e) Other Liens securing obligations allowed pursuant to Section 7.03(k) or (l) not exceeding $1,500,000.00 in the aggregate at any one time;

              (f) deposits under real property leases and deposits with utilities, provided that such deposits do not exceed amounts customarily deposited by other Persons similarly situated; and

              (g) any renewal, extension or replacement of any Lien referred to above with the same lenders; provided, that no Lien arising or existing as a result of such extension, renewal or replacement shall be extended to cover any property not theretofore subject to the Lien being extended, renewed or replaced and provided further that the principal amount of the Indebtedness secured thereby shall not exceed the principal amount of the Indebtedness so secured at the time of such extension, renewal or replacement.

              SECTION 7.05 Investments. Neither the Company nor any Subsidiary will, directly or indirectly, make or own any Investment in any Person, except:

              (a) Permitted Investments;

              (b) Investments owned on the Effective Date as set forth on
Schedule 7.05(b), including Investments in the Subsidiaries, direct and indirect;

              (c) Investments arising out of loans and advances for expenses, travel per diem and similar items in the ordinary course of business to officers, directors and employees and intercompany Indebtedness permitted by
Section 7.03(f);

              (d) Subject to the limitations contained in Section 7.17, investments in the stock, warrants, stock appreciation rights, other securities and/or other assets of Qualified Companies;

              (e) other Investments not exceeding two and one-half percent (2.5%) of Consolidated Net Worth in the aggregate at any one time outstanding;

              (f) Investments in the form of stock buy backs allowed under
Section 7.06; and

              (g) Investments in the Company or in wholly-owned Subsidiaries of the Company.

              SECTION 7.06 Restricted Payments. The Company will not pay any dividends or redeem, retire, purchase or guaranty the value of or make any other acquisition, direct or indirect, of any shares of any class of stock of the Company, or of any warrants, rights or options to acquire any such shares, now or hereafter outstanding, except to the extent that the consideration therefor consists solely of shares of stock (including warrants, rights or options relating thereto) of the Company or is approved by the Majority Banks; provided, the Company may (i) purchase its stock in a maximum, aggregate amount not to exceed $1,000,000.00 in the aggregate; and (ii) purchase its stock in an additional aggregate amount not to exceed $5,000,000.00 provided the stock is purchased only from former owners of acquired businesses and provided further, that the purchased stock is reissued or the same number of shares of the same class of stock is issued, for value, within one hundred fifty (150) days of purchase and the Company receives the full net proceeds therefor.

              SECTION 7.07 Change in Accounting. The Company will not and will not permit any Subsidiary to, change its method of accounting except for (a) changes permitted by GAAP in which the Company's auditors concur, (b) changes with respect to any Person or assets acquired by the Company to conform with the Company's policies and procedures and which are permitted by GAAP or (c) changes required by GAAP. The Company shall advise the Agent in writing promptly upon making any material change to the extent same is not disclosed in the financial statements required under Section 6.01 hereof. In the event of any such change, the Company, the Banks and the Agent agree to negotiate amendments to Sections
7.10 through 7.18 hereof (and related definitions, if relevant) so as to equitably reflect such changes thereon with the intended result that the criteria for evaluating the financial condition of the Company and its Subsidiaries shall be substantially the same after such changes as before.

              SECTION 7.08 Certain Indebtedness. The Company will not make, and will not permit any of its Subsidiaries to make, after the occurrence and during the continuance of any Event of Default, any prepayments of principal or interest on any other of the Company's Indebtedness, except as may be required thereby.

              SECTION 7.09 Transactions with Affiliates. The Company will not, directly or indirectly, engage in any transaction with any Affiliate, including the purchase, sale or exchange of assets or the rendering of any service, except in the ordinary course of business or pursuant to the reasonable requirements of its business and, in each case, upon terms that are no less favorable than those which might be obtained in an arm's-length transaction at the time from non-Affiliates.

              SECTION 7.10 Consolidated Net Worth. The Company will not permit its Consolidated Net Worth to be less than $180,000,000.00, plus, in all cases:
(a) 100% of the net cash proceeds received from the issuance of any capital stock by the Company or any Subsidiary subsequent to the Execution Date at any time during the term hereof and (b) 75% of the consolidated after tax income (if positive) of the Company and its Subsidiaries since July 1, 1998 for each fiscal year during the term hereof (including any Subsidiaries acquired subsequent hereto).

              SECTION 7.11 Funded Debt to EBITDA Ratio. (a) Prior to the occurrence of a Public Debt Issuance Event, the Company will not permit the ratio of its Funded Debt to EBITDA calculated for the preceding four (4) quarters on a rolling four (4) quarter basis to be greater than 2.75 to 1.0 at any time during the term hereof.

              (b) After the occurrence of a Public Debt Issuance Event, the Company will not permit the ratio of its Funded Debt to EBITDA calculated for the preceding four (4) quarters on a rolling four (4) quarter basis to be greater than 4.00 to 1.0 at any time during the term hereof.

              SECTION 7.12 Senior Debt to EBITDA Ratio. After the occurrence of a Public Debt Issuance Event, the Company will not permit the ratio of Senior Debt to EBITDA calculated for the preceding four (4) quarters on a rolling four
(4) quarters basis to be greater than 2.50 to 1.00 at any time during the term hereof.

              SECTION 7.13 Funded Debt to Capitalization Ratio. The Company will not permit its Capitalization Ratio to be greater than fifty-five percent (55%) at any time during the term hereof.

              SECTION 7.14 Capital Expenditures. During any fiscal year during the term hereof, the Company will not permit non-acquisition related consolidated Capital Expenditures (including Capitalized Lease Obligations) to be greater than eight percent (8%) of Consolidated Net Worth as of the end of such fiscal year.

              SECTION 7.15 Fixed Charge Coverage Ratio. The Company will not permit the ratio of (a) EBITDA calculated for the preceding four (4) quarters on a rolling four (4) quarter basis, less cash taxes and Capital Expenditures actually paid during such four (4) quarters to (b) the sum of (without duplication): cash interest expense, scheduled amortization of principal and payments in respect of Capitalized Lease Obligations calculated for the preceding four (4) quarters on a rolling four quarter basis, plus twenty percent (20%) of Advances outstanding under this Agreement to be less than 1.20 to 1.0, as of the end of any fiscal quarter.

              SECTION 7.16 Limitations on Acquisitions. The Company will not and will not permit any Subsidiary to acquire any Qualified Company by funding such acquisition with consideration other than common stock, without first obtaining prior approval of such acquisition from the Majority Banks, except for such funding that is less than $15,000,000.00 in non-equity consideration for each such acquisition.

              SECTION 7.17 Subordinated Debt. (a) The Company will not make any optional payment, prepayment or redemption of any Indebtedness permitted under
(i) Section 7.03(m) without the consent of the Majority Banks and (ii) Section 7.03(p) without the consent of all of the Banks.

              (b) The Company will not amend or obtain or grant a waiver of any provision of (i) the Subordinated Debentures or the debenture indenture in respect thereof or (ii) any Subordinated Shareholder Debt or any agreement or arrangement in respect thereof, except for amendments and waivers that are not material and are not to the detriment of the Banks.

                                  ARTICLE VIII
                                    GUARANTY


              SECTION 8.01 Guaranty. In consideration of, and in order to induce the Banks to make the Loans hereunder, the Guarantors hereby absolutely, unconditionally and irrevocably, jointly and severally guarantee the punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of the Obligations, and all other obligations and covenants of the Company now or hereafter existing under this Agreement, the Notes and the other Loan Documents whether for principal, interest (including interest accruing or becoming owing both prior to and subsequent to the commencement of any proceeding against or with respect to the Company under any chapter of the Bankruptcy Code), Fees, commissions, expenses (including reasonable attorneys' fees and expenses) or otherwise, and all reasonable costs and expenses, if any, incurred by the Agent or any Bank in connection with enforcing any rights under this Guaranty (all such obligations being the "Guaranteed Obligations"), and agree to pay any and all reasonable expenses incurred by each Bank and the Agent in enforcing this Guaranty; provided that notwithstanding anything contained herein or in any of the Loan Documents to the contrary, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed such Guarantor's Maximum Guaranteed Amount, and provided further, each Guarantor shall be unconditionally required to pay all amounts demanded of it hereunder prior to any determination of such Maximum Guaranteed Amount and the recipient of such payment, if so required by a final non-appealable order of a court of competent jurisdiction, shall then be liable for the refund of any excess amounts. If any such rebate or refund is ever required, all other Guarantors (and the Company) shall be fully liable for the repayment thereof to the maximum extent allowed by applicable law. This Guaranty is an absolute, unconditional, present and continuing guaranty of payment and not of collectibility and is in no way conditioned upon any attempt to collect from the Company or any other action, occurrence or circumstance whatsoever. Each Guarantor agrees that the Guaranteed Obligations may at any time and from time to time exceed the Maximum Guaranteed Amount of such Guarantor without impairing this Guaranty or affecting the rights and remedies of the Banks hereunder.

              SECTION 8.02 Continuing Guaranty. Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of this Agreement, the Notes and the other Loan Documents. Each Guarantor agrees that the Guaranteed Obligations and Loan Documents may be extended or renewed, and Loans repaid and reborrowed in whole or in part, without notice to or assent by such Guarantor, and that it will remain bound upon this Guaranty notwithstanding any extension, renewal or other alteration of any Guaranteed Obligations or Loan Documents, or any repayment and reborrowing of Loans. To the maximum extent permitted by applicable law, the obligations of each Guarantor under this Guaranty shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms hereof under any circumstances whatsoever, including:

              (a) any extension, renewal, modification, settlement, compromise, waiver or release in respect of any Guaranteed Obligations;

              (b) any extension, renewal, amendment, modification, rescission, waiver or release in respect of any Loan Documents;

              (c) any release, exchange, substitution, non-perfection or invalidity of, or failure to exercise rights or remedies with respect to, any direct or indirect security for any Guaranteed Obligations, including the release of any Guarantor or other Person liable on any Guaranteed Obligations;

              (d) any change in the corporate existence, structure or ownership of the Company, any Guarantor, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Company, such Guarantor, any other Guarantor or any of their respective assets;

              (e) the existence of any claim, defense, set-off or other rights or remedies which such Guarantor at any time may have against the Company, or the Company or such Guarantor may have at any time against the Agent, any Bank, any other Guarantor or any other Person, whether in connection with this Guaranty, the Loan Documents, the transactions contemplated thereby or any other transaction other than by the payment in full by the Company of the Guaranteed Obligations after the termination of the Commitments of the Banks;

              (f) any invalidity or unenforceability for any reason of this Agreement or other Loan Documents, or any provision of law purporting to prohibit the payment or performance by the Company, such Guarantor or any other Guarantor of the Guaranteed Obligations or Loan Documents, or of any other obligation to the Agent or any Bank; or

              (g) any other circumstances or happening whatsoever, whether or not similar to any of the foregoing.

                  SECTION 8.03 Effect of Debtor Relief Laws. If after receipt of any payment of, or proceeds of any security applied (or intended to be applied) to the payment of all or any part of the Guaranteed Obligations, the Agent or any Bank is for any reason compelled to surrender or voluntarily surrenders (under circumstances in which it believes it could reasonably be expected to be so compelled if it did not voluntarily surrender), such payment or proceeds to any Person (a) because such payment or application of proceeds is or may be avoided, invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, fraudulent conveyance, fraudulent transfer, impermissible set-off or a diversion of trust funds or (b) for any other similar reason, including (i) any judgment, decree or order of any court or administrative body having jurisdiction over the Agent, any Bank or any of their respective properties or (ii) any settlement or compromise of any such claim effected by the Agent or any Bank with any such claimant (including the Company), then the Guaranteed Obligations or part thereof intended to be satisfied shall be reinstated and continue, and this Guaranty shall continue in full force as if such payment or proceeds have not been received, notwithstanding any revocation thereof or the cancellation of any Note or any other instrument evidencing any Guaranteed Obligations or otherwise; and the Guarantors, jointly and severally, shall be liable to pay the Agent and the Banks, and hereby do indemnify the

Agent and the Banks and hold them harmless for the amount of such payment or proceeds so surrendered and all expenses (including reasonable attorneys' fees, court costs and expenses attributable thereto) incurred by the Agent or any Bank in the defense of any claim made against it that any payment or proceeds received by the Agent or any Bank in respect of all or part of the Guaranteed Obligations must be surrendered. The provisions of this paragraph shall survive the termination of this Guaranty, and any satisfaction and discharge of the Company by virtue of any payment, court order or any federal or state law.

              SECTION 8.04 Waiver of Subrogation. Notwithstanding any payment or payments made by any Guarantor hereunder, or any set-off or application by the Agent or any Bank of any security or of any credits or claims, no Guarantor will assert or exercise any rights of the Agent or any Bank or of such Guarantor against the Company to recover the amount of any payment made by such Guarantor to the Agent or any Bank hereunder by way of any claim, remedy or subrogation, reimbursement, exoneration, contribution, indemnity, participation or otherwise arising by contract, by statute, under common law or otherwise, and such Guarantor shall not have any right of recourse to or any claim against assets or property of the Company, in each case unless and until the Obligations of the Company guaranteed hereby have been fully and finally satisfied. Until such time, each Guarantor hereby expressly waives any right to exercise any claim, right or remedy which such Guarantor may now have or hereafter acquire against the Company that arises under this Agreement or any other Loan Document or from the performance by any Guarantor of the Guaranty hereunder including any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification or participation in any claim, right or remedy of the Agent or any Bank against the Company or any Guarantor, or any security that the Agent or any Bank now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise. If any amount shall be paid to a Guarantor by the Company or another Guarantor after payment in full of the Obligations, and the Obligations shall thereafter be reinstated in whole or in part and the Agent or any Bank forced to repay any sums received by any of them in payment of the Obligations, this Guaranty shall be automatically reinstated and such amount shall be held in trust for the benefit of the Agent and the Banks and shall forthwith be paid to the Agent to be credited and applied to the Guaranteed Obligations, whether matured or unmatured. The provisions of this paragraph shall survive the termination of this Guaranty, and any satisfaction and discharge of the Company by virtue of any payment, court order or any federal or state law.

              SECTION 8.05 Subordination. If any Guarantor becomes the holder of any indebtedness payable by the Company or another Guarantor, each Guarantor hereby subordinates all indebtedness owing to it from the Company or such other Guarantor to all indebtedness of the Company to the Agent and the Banks, and agrees that during the continuance of any Event of Default it shall not accept any payment on the same until payment in full of the Obligations of the Company under this Agreement and the other Loan Documents after the termination of the Commitments of the Banks and shall in no circumstance whatsoever attempt to set-off or reduce any obligations hereunder because of such indebtedness. If any amount shall nevertheless be paid in violation of the foregoing to a Guarantor by the Company or another Guarantor prior to payment in full of the Guaranteed Obligations, such amount shall be held in trust for the benefit of the Agent and the Banks and shall forthwith be paid to the Agent to be credited and applied to the Guaranteed Obligations, whether matured or unmatured.

              SECTION 8.06 Waiver. Each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and waives presentment, demand of payment, notice of intent to accelerate, notice of dishonor or nonpayment and any requirement that the Agent or any Bank institute suit, collection proceedings or take any other action to collect the Guaranteed Obligations, including any requirement that the Agent or any Bank protect, secure, perfect or insure any Lien against any property subject thereto or exhaust any right or take any action against the Company or any other Person or any collateral (it being the intention of the Agent, the Banks and each Guarantor that this Guaranty is to be a guaranty of payment and not of collection). It shall not be necessary for the Agent or any Bank, in order to enforce any payment by any Guarantor hereunder, to institute suit or exhaust its rights and remedies against the Company, any other Guarantor or any other Person, including others liable to pay any Guaranteed Obligations, or to enforce its rights against any security ever given to secure payment thereof. Each Guarantor hereby expressly waives to the maximum extent permitted by applicable law each and every right to which it may be entitled by virtue of the suretyship laws of the State of Texas, including any and all rights it may have pursuant to Rule 31, Texas Rules of Civil Procedure, Section 17.001 of the Texas Civil Practice and Remedies Code and Chapter 34 of the Texas Business and Commerce Code. Each Guarantor hereby waives marshaling of assets and liabilities, notice by the Agent or any Bank of any indebtedness or liability to which such Bank applies or may apply any amounts received by such Bank, and of the creation, advancement, increase, existence, extension, renewal, rearrangement or modification of the Guaranteed Obligations. Each Guarantor expressly waives, to the extent permitted by applicable law, the benefit of any and all laws providing for exemption of property from execution or for valuation and appraisal upon foreclosure.

              SECTION 8.07 Full Force and Effect. This Guaranty is a continuing guaranty and shall remain in full force and effect until all of the Obligations of the Company under this Agreement and the other Loan Documents and all other amounts payable under this Guaranty have been paid in full (after the termination of the Commitments of the Banks). All rights, remedies and powers provided in this Guaranty may be exercised, and all waivers contained in this Guaranty may be enforced, only to the extent that the exercise or enforcement thereof does not violate any provisions of applicable law which may not be waived.

              SECTION 8.08 Negative Pledge. No Guarantor will create any lien on its assets to any other Person during the pendency of this Agreement except for liens that would be permitted by Section 7.04 nor will any of them enter any agreement with any Person not to grant liens on or pledge assets to the Agent.

                                   ARTICLE IX
                         EVENTS OF DEFAULT AND REMEDIES

              SECTION 9.01 Events of Default. The following events shall constitute Events of Default ("Events of Default") hereunder:

              (a) any installment of principal is not paid when due or any payment of interest or Fees is not paid on the date on which such payment is due and such failure continues for a period of five (5) days; or

              (b) any representation or warranty made or deemed made by the Company or any Subsidiary herein or in any of the Loan Documents or other document, certificate or financial statement delivered in connection with this Agreement or any other Loan Document shall prove to have been incorrect in any material respect when made or deemed made or reaffirmed, as the case may be; or

              (c) the Company or any Subsidiary shall fail to perform or observe any duty or covenant contained in Article VI of this Agreement or in any of the Security Documents and such failure continues for a period of fifteen (15) days or shall fail to perform or observe any other covenant or duty contained in this Agreement or in any of the Loan Documents; or

              (d) (i) the Company shall (A) fail to make any principal payment of or interest or premium, if any, on the Subordinated Debentures or (B) shall fail to duly observe, perform or comply with any agreement with any Person or any term or condition with respect to the Subordinated Debentures, if the effect of such failure is to cause or to permit the holder or holders of any of the Subordinated Debentures to cause, such obligations to become due prior to any stated maturity or (ii) the Company or any Subsidiary shall (A) fail to make (whether as primary obligor or as guarantor or other surety) any principal payment of or interest or premium, if any, on any instrument of Indebtedness in excess of $5,000,000.00 allowed hereunder outstanding beyond any period of grace provided with respect thereto or (B) shall fail to duly observe, perform or comply with any agreement with any Person or any term or condition of any instrument of Indebtedness in excess of $5,000,000.00, if the effect of such failure is to cause, or to permit the holder or holders to cause, such obligations to become due prior to any stated maturity; or

              (e) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of the Company or any Subsidiary, or of a substantial part of the property or assets of the Company or any Subsidiary, under Title 11 of the United States Code, as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"), or any other federal or state bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any Subsidiary or for a substantial part of the property or assets of the Company or any Subsidiary or (iii) the winding-up or liquidation of the Company or any Subsidiary; and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered; or

              (f) the Company or any Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking relief under the Bankruptcy Code or any other federal or state bankruptcy, insolvency, receivership or similar law,
(ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in clause (e) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any Subsidiary or for a substantial part of the property or assets of the Company or any Subsidiary, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, or admit in writing its inability or fail generally, to pay its debts as they become due or
(vii) take any action for the purpose of effecting any of the foregoing; or

              (g) any Loan Document shall become or be deemed to be unenforceable in any material respect in the sole judgment of the Majority Banks; or

              (h) a judgment or order, which with other outstanding judgments and orders against the Company and its Subsidiaries equal or exceed $5,000,000.00 in the aggregate (to the extent not covered by insurance as to which the respective insurer has acknowledged coverage), shall be entered against the Company or any Subsidiary and (i) within 30 days after entry thereof such judgment shall not have been paid or discharged or execution thereof stayed pending appeal or, within 30 days after the expiration of any such stay, such judgment shall not have been paid or discharged or (ii) any enforcement proceeding shall have been commenced (and not stayed) by any creditor or upon such judgment; or

              (i) any Plan shall incur an accumulated funding deficiency (as defined in Section 412 of the Code or Section 302 of ERISA) which (individually or collectively) exceeds $5,000,000.00, whether or not waived, or a waiver in excess of $5,000,000.00 of the minimum funding standard or material extension of any amortization period is sought or granted under Section 412 of the Code with respect to a Plan; any proceeding shall have occurred or is reasonably likely to occur by the PBGC under Section 4069(a) of ERISA to impose liability on the Company, any Subsidiary or an ERISA Affiliate which (individually or collectively) exceeds $5,000,000.00; any required contribution to a Plan or Multiemployer Plan in excess of $5,000,000.00 shall not have been made within 15 days of the date such contribution is due; or the Company, any Subsidiary or any ERISA Affiliate has incurred or is reasonably likely to incur a liability to or on account of a Plan or Multiemployer Plan under Section 515, 4062, 4063, 4201 or 4204 of ERISA, and there shall result (individually or collectively) from any such event or events a material risk of either (i) the imposition of a Lien(s) upon, or the granting of a security interest(s) in, the assets of the Company, any Subsidiary and/or an ERISA Affiliate securing an amount(s) equal to or exceed $5,000,000.00, or (ii) the Company, any Subsidiary and/or an ERISA Affiliate incurring a liability(ies) or obligation(s) with respect thereto equal to or exceeding $5,000,000.00; or

              (j) a Change of Control shall occur.

              SECTION 9.02 Primary Remedies. In any such event, and at any time after the occurrence of any of the above described events, the Agent, if directed by the Majority Banks, shall by written notice to the Company (a "Notice of Default") take any or all of the following actions (without prejudice to the rights of any Bank to enforce any other rights it may have against the Company, provided that, if an Event of Default specified in Section 9.01(e) or
Section 9.01(f) shall occur, the following shall occur automatically without the giving of any Notice of Default): (a) declare the Commitments terminated, whereupon the Commitments shall forthwith terminate immediately and any Commitment Fee and any other owing and unpaid Fee shall forthwith become due and payable without any other notice of any kind; (b) declare the principal of and any accrued and unpaid interest in respect of all Advances, and all obligations owing hereunder, to be, whereupon the same shall become, forthwith due and payable without presentment, demand, notice of demand or of dishonor and non-payment, protest, notice of protest, notice of intent to accelerate, declaration or notice of acceleration or any other notice of any kind (except as herein provided), all of which are hereby waived by the Company; (c) set off any assets or money of the Company or any Guarantor in its or any Bank's possession against the Obligations (and thereafter in accordance with Section 11.06); and
(d) exercise any rights or remedies under any of the Loan Documents or under any applicable state or federal law.

              SECTION 9.03 Other Remedies. Upon the occurrence and during the continuance of any Event of Default, the Agent may proceed to protect and enforce its and the Banks' rights, either by suit in equity or by action at law or both, whether for the specific performance of any covenant or agreement contained in this Agreement or in any other Loan Document or in aid of the exercise of any power granted in this Agreement or in any other Loan Document; or may proceed to enforce the payment of all amounts owing to the Banks under the Loan Documents and any accrued and unpaid interest thereon in the manner set forth herein or therein; it being intended that no remedy conferred herein or in any of the other Loan Documents is to be exclusive of any other remedy, and each and every remedy contained herein or in any other Loan Document shall be cumulative and shall be in addition to every other remedy given hereunder and under the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise.


                                    ARTICLE X
                                    THE AGENT

              SECTION 10.01 Authorization and Action. Each Bank hereby irrevocably appoints and authorizes the Agent to act on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are specifically delegated to or required of the Agent by the terms hereof, together with such powers as are reasonably incidental thereto. The Agent may perform any of its duties hereunder by or through its agents and employees. The duties of the Agent shall be mechanical and administrative in nature; the Agent shall not have by reason of this Agreement or any other Loan Documents a fiduciary relationship in respect of any Bank; and nothing in this Agreement or any other Loan Document, expressed or implied, is intended to, or shall be so construed as to, impose upon the Agent any obligations in respect of this Agreement or any other Loan Document except as expressly set forth herein or therein. As to any matters not expressly provided for by this Agreement, the Notes or the other Loan Documents (including enforcement or collection of the Notes), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Banks, and such instructions shall be binding upon the Banks and all holders of Notes and the Obligations; provided, that the Agent shall not be required to take any action which exposes the Agent to personal liability and shall not be required or entitled to take any action which is contrary to any of the Loan Documents or applicable law.

              SECTION 10.02 Agent's Reliance. (a) Neither the Agent nor any of its directors, officers, agents or employees shall be liable to the Banks for any action taken or omitted to be taken by it or them under or in connection with this Agreement, the Notes or any of the other Loan Documents (i) with the consent or at the request of the Majority Banks or (ii) in the absence of its or their own gross negligence or willful misconduct, it being the express intention of the parties hereto that the Agent and its directors, officers, agents and employees shall have no liability to the Banks for actions and omissions under this Section resulting from their sole ordinary or contributory negligence.

              (b) Without limitation of the generality of the foregoing, the
Agent: (i) may treat the payee of each Note and the Obligations as the holder thereof until the Agent receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to the Agent; (ii) may consult with legal counsel (including counsel for the Company), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Bank and shall not be responsible to any Bank for any statements, warranties or representations made in or in connection with this Agreement, any Note or any other Loan Document; (iv) except as otherwise expressly provided herein, shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement, any Note or any other Loan Document or to inspect the property (including the books and records) of the Company; (v) shall not be responsible to any Bank for the due execution, legality, validity, enforceability, collectibility, genuineness, sufficiency or value of this Agreement, any Note, any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; (vi) shall not be responsible to any Bank for the perfection or priority of any Lien securing the Obligations; and (vii) shall incur no liability to the Banks under or in respect of this Agreement, any Note or any other Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, telecopier or cable) reasonably believed by it to be genuine and signed or sent by the proper party or parties.

              SECTION 10.03 Agent and Affiliates; Chase and Affiliates. Without limiting the right of any other Bank to engage in any business transactions with the Company or any of its Affiliates, with respect to their Commitments, the Loans made by them and the Notes issued to them, Chase and each other Bank who may become the Agent shall have the same rights and powers under this Agreement and its Notes as any other Bank and may exercise the same as though it was not the Agent; and the term "Bank" or "Banks" shall, unless otherwise expressly indicated, include Chase and any such other Bank, in their individual capacities. Chase, each other Person who becomes the Agent and their respective Affiliates may be engaged in, or may hereafter engage in, one or more loan, letter of credit, leasing or other financing activity not the subject of this Agreement (collectively, the "Other Financings") with the Company, any Subsidiary or any of its Affiliates, or may act as trustee on behalf of, or depositary for, or otherwise engage in other business transactions with the Company, any Subsidiary or any of its Affiliates (all Other Financings and other such business transactions being collectively, the "Other Activities") with no responsibility to account therefor to the Banks. Without limiting the rights and remedies of the Banks specifically set forth herein, no other Bank by virtue of being a Bank hereunder shall have any interest in (a) any Other Activities, (b) any present or future guaranty by or for the account of the Company not contemplated or included herein, (c) any present or future offset exercised by the Agent in respect of any such Other Activities, (d) any present or future property taken as security for any such Other Activities or(e) any property now or hereafter in the possession or control of the Agent which may be or become security for the Obligations of the Company hereunder and under the Notes by reason of the general description of indebtedness secured, or of property contained in any other agreements, documents or instruments related to such Other Activities; provided, however, that if any payment in respect of such guaranties or such property or the proceeds thereof shall be applied to reduction of the Obligations evidenced hereunder and by the Notes, then each Bank shall be entitled to share in such application according to its pro rata portion of such Obligations.

              SECTION 10.04 Banks' Credit Decision. Each Bank acknowledges and agrees that it has, independently and without reliance upon the Agent or any other Bank and based on the financial statements referred to in Section 6.01 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges and agrees that it will, independently and without reliance upon the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

              SECTION 10.05 Agent's Indemnity. (a) The Agent shall not be required to take any action hereunder or to prosecute or defend any suit in respect of this Agreement, the Notes or any other Loan Document unless indemnified to the Agent's satisfaction by the Banks against loss, cost, liability and expense. If any indemnity furnished to the Agent shall become impaired, it may call for additional indemnity and cease to do the acts indemnified against until such additional indemnity is given. In addition, the Banks agree to indemnify the Agent (to the extent not reimbursed by the Company), ratably according to the respective aggregate principal amounts of the Notes then held by each of them (or if no Notes are at the time outstanding, ratably according to the respective amounts of the Commitments), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement or any action taken or omitted by the Agent under this Agreement, the Notes and the other Loan Documents. Without limitation of the foregoing, each Bank agrees to reimburse the Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including reasonable counsel fees) incurred by the Agent in connection with the preparation, execution, administration, or enforcement of, or legal advice in respect of rights or responsibilities under, this Agreement, the Notes and the other Loan Documents to the extent that the Agent is not reimbursed for such expenses by the Company. The provisions of this Section shall survive the termination of this Agreement, the payment of the Obligations and/or the assignment of any of the Notes.

              (b) Notwithstanding the foregoing, no Bank shall be liable under this Section to the Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements due to the Agent resulting from the Agent's gross negligence or willful misconduct. Each Bank agrees, however, that it expressly intends, under this Section, to indemnify the Agent ratably as aforesaid for all such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements arising out of or resulting from the Agent's sole ordinary or contributory negligence.

              SECTION 10.06 Successor Agent. The Agent may resign at any time by giving written notice thereof to the Banks and the Company and may be removed as Agent under this Agreement, the Notes and the other Loan Documents at any time with or without cause by the Majority Banks. Upon any such resignation or removal, the Majority Banks shall have the right to appoint a successor Agent with the approval of the Company, which shall not be unreasonably withheld. If no successor Agent shall have been so appointed by the Majority Banks, and shall have accepted such appointment, within 30 calendar days after the retiring Agent's giving of notice of resignation or the Majority Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent with the approval of the Company, which shall not be unreasonably withheld, which shall be a commercial bank organized under the laws of the United States of America or of any state thereof and having a combined capital and surplus of at least $50,000,000. Upon the acceptance of any appointment as Agent hereunder and under the Notes and the other Loan Documents by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement, the Notes and the other Loan Documents. After any retiring Agent's resignation or removal as Agent hereunder and under the Notes and the other Loan Documents, the provisions of this Article X shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement, the Notes and the other Loan Documents.

              SECTION 10.07 Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Agent shall have received notice from a Bank or the Company referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." If the Agent receives such notice, the Agent shall give notice thereof to the Banks; provided, however, if such notice is received from a Bank, the Agent also shall give notice thereof to the Company. The Agent shall be entitled to take action or refrain from taking action with respect to such Default or Event of Default as provided in Section
10.01 and Section 10.02.


                                   ARTICLE XI
                                  MISCELLANEOUS

              SECTION 11.01 Amendments. No amendment or waiver of any provision of this Agreement, any Note or any other Loan Document, nor consent to any departure by the Company herefrom or therefrom, shall in any event be effective unless the same shall be in writing and signed by the Company, as to amendments, and by the Majority Banks in all cases, and then, in any case, such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, no such amendment, waiver or consent shall be effective unless signed by all of the Banks if it attempts to: (a) change the definition of "Commitment", "Designated Payment Date", "Majority Banks", "Margin" or "Maturity Date"; (b) modify this Section or Sections 2.19 or 11.05 or any definition related to said sections; (c) release any Guarantor or Collateral; (d) waive any Default under Section 9.01(a), (e) release any Liens on any of the Collateral, or in any other manner change the repayment terms of the Loans, including required principal payments or the rate, amount or time of interest payments or (f) modify Section 7.17(a)(ii). Further, no provisions of
Article III or Article X or other terms affecting the Agent or the Issuing Bank may be changed without the consent of said Agent or the Issuing Bank as appropriate.

              SECTION 11.02 Notices. Except with respect to telephone notifications specifically permitted pursuant to Article II, all notices, consents, requests, approvals, demands and other communications provided for herein shall be in writing (including telecopy communications) and mailed, telecopied, sent by overnight courier or delivered:

              (a) If to the Company and the Guarantors:

                         Group Maintenance America Corp.
                         8 Greenway Plaza
                         Suite 1500
                         Houston, Texas 77046
                         Telephone No.:        (713)   860-0100
                         Telecopy No:          (713)   626-4766
                         Attention:            Chief Financial Officer

              (b) If to the Agent:

                         Chase Bank of Texas
                         545 West 19th Street
                         Houston, Texas 77008
                         Telephone No.:        (713)   868-6737
                         Telecopy No:          (713)   868-8663
                         Attention:            Mr. Mark Walshak
                                               Senior Vice President


                  with copies to:

                         Agency Services
                         1 Chase Manhattan Plaza
                         8th Floor
                         New York, New York 10081
                         Attention:            Muniram Appanna
                         Telephone No.:        (212)   552-7943
                         Telecopy No.:         (212)   552-5777

                  and to:

                         Andrews & Kurth L.L.P.
                         4200 Chase Tower
                         Houston, Texas 77002
                         Telephone No.:     (713) 220-4268
                         Telecopy No.:      (713) 220-4285
                         Attention:         Mr. Thomas J. Perich

or, in the case of any party hereto, such other address or telecopy number as such party may hereafter specify for such purpose by notice to the other parties.

              (c) If to any Bank, to the address shown on the signature page hereof or specified by such Bank (or the Agent on behalf of any Bank) to the Company.

              All communications shall, when mailed, telecopied or delivered, be effective when mailed by certified mail, return receipt requested to any party at its address specified above, or telecopied to any party to the telecopy number set forth above, or delivered personally to any party at its address specified above; provided, that communications to the Agent pursuant to Article II shall not be effective until actually received by the Agent, and provided further that communications sent by telecopy after 5:00 p.m., Houston, Texas time, shall be effective on the next succeeding business day.

              SECTION 11.03 No Waiver; Remedies. No failure on the part of any Bank or the Agent to exercise, and no delay in exercising, any right hereunder, under any Note or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, or any abandonment or discontinuance of any steps to enforce such right, preclude any other or further exercise thereof or the exercise of any other right. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances. The remedies herein are cumulative and not exclusive of any other remedies provided by law, at equity or in any other agreement.

                  SECTION 11.04 Costs and Expenses. The Company agrees to pay on demand: (a) all reasonable out-of-pocket costs and expenses of the Agent in connection with the preparation, delivery, sale and syndication of this Agreement, the Notes, the other Loan Documents and the other documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities under this Agreement, the Notes and the other Loan Documents, and any modification, supplement or waiver of any of the terms of this Agreement or any other Loan Document, (b) all reasonable out-of-pocket costs and expenses of any Bank including reasonable legal fees and expenses, in connection with the enforcement of this Agreement, the Notes and the other Loan Documents and (c) reasonable costs and expenses incurred in connection with third party professional services reasonably required by the Agent such as appraisers, environmental consultants, accountants or similar Persons, provided that, prior to any Event of Default hereunder, the Agent will first obtain the consent of the Company to such expense, which consent shall not be unreasonably withheld. Without prejudice to the survival of any other obligations of the Company hereunder and under the Notes, the obligations of the Company under this Section shall survive the termination of this Agreement or the replacement of the Agent and each assignment of the Notes.

              SECTION 11.05 Release and Indemnity. (a) The Company shall and hereby does indemnify the Agent and each Bank and each Affiliate thereof and their respective directors, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims or damages (including reasonable legal fees and expenses) to which any of them may become subject, insofar as such losses, liabilities, claims or damages arise out of or result from any actual or proposed use by the Company of the proceeds of any extension of credit hereunder or any investigation, litigation or other proceeding (including any threatened investigation or proceeding) relating to the foregoing or any of the other Loan Documents, and the Company shall reimburse each Bank and each Affiliate thereof and their respective directors, officers, employees and agents, upon demand for any expenses (including legal fees) reasonably incurred in connection with any such investigation or proceeding; but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified (the "Indemnified Obligations").

              (b) WITHOUT LIMITING ANY PROVISION OF THIS AGREEMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED HEREUNDER SHALL BE INDEMNIFIED AND HELD HARMLESS AGAINST ANY AND ALL INDEMNIFIED OBLIGATIONS ARISING OUT OF OR

RESULTING FROM THE ORDINARY SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON OR IMPOSED UPON SAID PARTY UNDER ANY THEORY OF STRICT LIABILITY. Without prejudice to the survival of any other obligations of the Company hereunder and under the other Loan Documents, the obligations of the Company under this Section shall survive the termination of this Agreement and the other Loan Documents and the payment of the Obligations or the assignment of the Notes.

              SECTION 11.06 Right of Setoff. Without limiting the remedies provided for in Article IX, each Bank is hereby authorized at any time and from time to time, after acceleration of the Obligations after the occurrence of an Event of Default to the fullest extent permitted by law, to set off and apply any and all deposits held and other indebtedness owing by such Bank, or any branch, subsidiary or Affiliate, to or for the credit or the account of the Company against any and all the Obligations of the Company now or hereafter existing under this Agreement and the other Loan Documents and other obligations of the Company held by such Bank, irrespective of whether or not such Bank shall have made any demand under this Agreement, its Note or the Obligations and although the Obligations may be unmatured. Each Bank agrees promptly to notify the Company after any such set-off and application made by such Bank, provided, that failure to give such notice shall not affect the validity of such set-off and application. The rights of each Bank under this Section are in addition to other rights and remedies (including other rights of setoff) which such Bank may have.

              SECTION 11.07 GOVERNING LAW. THIS AGREEMENT, ALL NOTES, THE OTHER LOAN DOCUMENTS AND ALL OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH SHALL BE DEEMED TO BE CONTRACTS AND AGREEMENTS EXECUTED BY THE COMPANY AND EACH BANK UNDER THE LAWS OF THE STATE OF TEXAS AND OF THE UNITED STATES OF AMERICA AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF SAID STATE AND OF THE UNITED STATES OF AMERICA. Without limitation of the foregoing, nothing in this Agreement, or in the Notes or in any other Loan Document shall be deemed to constitute a waiver of any rights which any Bank may have under applicable federal legislation relating to the amount of interest which such Bank may contract for, take, receive or charge in respect of the Loan and the Loan Documents, including any right to take, receive, reserve and charge interest at the rate allowed by the law of the state where any Bank is located. The Agent, each Bank and the Company further agree that insofar as the provisions of Texas Finance Code, Chapter 303, as amended, are applicable to the determination of the Highest Lawful Rate with respect to the Notes and the Obligations hereunder and under the other Loan Documents, the weekly rate ceiling of such Article, as described in Article 1D.003 of the Texas Credit Title, shall be applicable; provided, however, that to the extent permitted by such Article, the Agent may from time to time by notice to the Company revise the election of such interest rate ceiling as such ceiling affects the then current or future balances of the Loans. The provisions of the Texas Finance Code, Chapter 346 do not apply to this Agreement, any Note issued hereunder or the other Loan Documents.

              SECTION 11.08 Interest. Each provision in this Agreement and each other Loan Document is expressly limited so that in no event whatsoever shall the amount paid, or otherwise agreed to be paid, to the Agent or any Bank, or charged, contracted for, reserved, taken or received by the Agent or any Bank, for the use, forbearance or detention of the money to be loaned under this Agreement or any Loan Document or otherwise (including any sums paid as required by any covenant or obligation contained herein or in any other Loan Document which is for the use, forbearance or detention of such money), exceed that amount of money which would cause the effective rate of interest to exceed the Highest Lawful Rate, and all amounts owed under this Agreement and each other Loan Document shall be held to be subject to reduction to the effect that such amounts so paid or agreed to be paid, charged, contracted for, reserved, taken or received which are for the use, forbearance or detention of money under this Agreement or such Loan Document shall in no event exceed that amount of money which would cause the effective rate of interest to exceed the Highest Lawful Rate. Anything in any Note or any other Loan Document to the contrary notwithstanding, the Company shall not be required to pay unearned interest on any Note and the Company shall not be required to pay interest on the Obligations at a rate in excess of the Highest Lawful Rate, and if the effective rate of interest which would otherwise be payable under such Note and such Loan Documents would exceed the Highest Lawful Rate, or if the holder of such Note shall receive any unearned interest or shall receive monies that are deemed to constitute interest which would increase the effective rate of interest payable by the Company under such Note and the other Loan Documents to a rate in excess of the Highest Lawful Rate, then (a) the amount of interest which would otherwise be payable by the Company shall be reduced to the amount allowed under applicable law and (b) any unearned interest paid by the Company or any interest paid by the Company in excess of the Highest Lawful Rate shall in the first instance be credited on the principal of the Obligations of the Company (or if all such Obligations shall have been paid in full, refunded to the Company). It is further agreed that, without limitation of the foregoing, all calculations of the rate of interest contracted for, reserved, taken, charged or received by any Bank under the Notes and the Obligations and under the other Loan Documents are made for the purpose of determining whether such rate exceeds the Highest Lawful Rate, and shall be made, to the extent permitted by usury laws applicable to such Bank, by amortizing, prorating and spreading in equal parts during the period of the full stated term of the Notes and this Agreement all interest at any time contracted for, charged or received by such Bank in connection therewith. Furthermore, in the event that the maturity of any Note or other obligation is accelerated or in the event of any required or permitted prepayment, then such consideration that constitutes interest under applicable law may never include more than the maximum amount allowed by applicable law and excess interest, if any, provided for in this Agreement, any Note or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be refunded to the Company.

              SECTION 11.09 Survival of Representations and Warranties. All representations, warranties and covenants contained herein or made in writing by the Company in connection herewith and the other Loan Documents shall survive the execution and delivery of this Agreement, the Notes and the other Loan Documents and the termination of the Commitments of the Banks and will bind and inure to the benefit of the respective successors and assigns of the parties hereto, whether so expressed or not, provided, that the Commitments of the Banks shall not inure to the benefit of any successor or assign of the Company.

              SECTION 11.10 Successors and Assigns; Participations. (a) All covenants, promises and agreements by or on behalf of the Company or the Banks that are contained in this Agreement shall bind and inure to the benefit of their respective permitted successors and assigns. The Company may not assign or transfer any of its rights or obligations hereunder.

              (b) Any of the Banks may assign to or sell participations to one or more banks of all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including all or a portion of its Commitment, the Advances and the Obligations of the Company owing to it and the Notes); provided, that the Company shall continue to deal solely and directly with the Agent and such assigning or selling Bank in connection with such Bank's rights and obligations under this Agreement and the other Loan Documents. Except with respect to cost protections provided to a participant pursuant to this paragraph and the items listed in Section 11.01 hereof, no participant shall be a third party beneficiary of this Agreement nor shall it be entitled to enforce any rights provided to the Banks against the Company under this Agreement. In the case of participations (but not assignments) (i) the original Bank's obligations under this Agreement (including without limitation, its Commitment to the Company hereunder) shall remain unchanged, (ii) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Bank shall remain the holder of such Loan Documents for all purposes of this Agreement, (iv) the Company, the Agent and the other Banks shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement, (v) such Bank shall continue to be able to agree to any modification or amendment of this Agreement or any waiver hereunder without the consent, approval or vote of any such participant or group of participants, other than modifications, amendments and waivers described in the proviso to Section 11.01, and (vi) except as contemplated by the immediately preceding clause (v), no participant shall be deemed to be or to have any of the rights of obligations of a "Bank" hereunder.

              (c) A Bank may assign to any other Bank or Banks or to any Affiliate of a Bank and, with the prior written consent of the Company and the Agent (which consent shall not be unreasonably withheld), a Bank may assign to one or more other Eligible Assignees all or a portion of its interests, rights, and obligations under this Agreement and the other Loan Documents (including all or a portion of its Commitment and the same portion of the Loans and other Obligations of the Company at the time owing to it and the Note held by it); provided, however, that (i) each such assignment shall be in a minimum principal amount of not less than $5,000,000.00 and shall be of a constant, and not a varying, percentage of the assigning Bank's Commitment, its rights and obligations under this Agreement, and its share of the outstanding balance of each of the Notes, (ii) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance, an Assignment and Acceptance, substantially in the form of Exhibit 11.10(c) hereto, in form and substance satisfactory to the Agent (an "Assignment and Acceptance") and any Note subject to such assignment, (iii) no assignment shall be effective until receipt by the Agent of a reasonable service fee from the Assignee Bank in respect of said assignment equal to $2,000.00, and (iv) the Assigning

Bank, provided it does not assign all of its rights and obligations under this Agreement and the other Loan Documents, shall retain a minimum amount of $5,000,000.00 of the Commitment following the Assignment. Upon such execution, delivery and acceptance, from and after the effective date specified in each Assignment and Acceptance, which effective date (unless otherwise agreed to by the assigning Bank, the Eligible Assignee thereunder and the Agent) shall be at least five Business Days after the execution thereof, (x) the Eligible Assignee thereunder shall be a party hereto as a "Bank" and to the other Loan Documents and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Bank hereunder and under the other Loan Documents and (y) the assignor Bank thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement and the other Loan Documents (and, in the case of an Assignment and Acceptance covering all of the remaining portion of an assigning Bank's rights and obligations under this Agreement and the other Loan Documents, such Bank shall cease to be a party hereto).

              (d) Any Bank may at any time assign all or any portion of its rights under this Agreement and its Note to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder.

              (e) Notwithstanding any other provision herein, any Bank may, in connection with any assignment or participation or proposed assignment or participation pursuant to this section, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Company furnished to such Bank by or on behalf of the Company; provided, however, that prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree in writing for the benefit of the Company to preserve the confidentiality of any confidential information relating to the Company or any of its Subsidiaries received by it from such Bank in a manner consistent with Section 11.11.

              SECTION 11.11 Confidentiality. Each Bank and the Agent agrees to keep any information delivered or made available to it by the Company or any of its Subsidiaries, confidential from anyone other than Persons employed or retained by its who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans and who are bound hereby; provided that nothing herein shall prevent any Bank or the Agent from disclosing such information (a) to any other Bank, (b) pursuant to subpoena or upon the order of any court or administrative agency, (c) upon the request or demand of any regulatory agency or authority having jurisdiction over such Bank, (d) which has been publicly disclosed, (e) to the extent reasonably required in connection with any litigation to which the Agent, any Bank, the Company or its respective Affiliates may be a party, (f) to the extent reasonably required in connection with the exercise of any remedy hereunder, (g) to such Bank's legal counsel and independent auditors and who are bound hereby and (h) to any actual or proposed participant or assignee of all or part of its rights hereunder which has agreed in writing to be bound by the provisions of this Section. Each Bank or the Agent will promptly notify the Company of any information that it is required or requested to deliver pursuant to clause (b) or (c) of this Section and, if the Company is a party to any such litigation, clause (e) of this Section.

              SECTION 11.12 Pro Rata Treatment. (a) Except as otherwise specifically permitted hereunder, each payment or prepayment of principal, if permitted under this Agreement, and each payment of interest with respect to an Advance shall be made pro rata among the Banks.

              (b) Each Bank agrees that if, through the exercise of a right of banker's Lien, setoff or claim of any kind against the Company as a result of which the unpaid principal portion of the Notes and the Obligations held by it shall be proportionately less than the unpaid principal portion of the Notes and Obligations held by any other Bank, it shall be deemed to have simultaneously purchased from such other Bank a participation in the Notes and Obligations held by such other Bank, in the amount required to render such amounts proportional; provided, however, that if any such purchase or purchases or adjustments shall be made pursuant to this Section and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustments restored without interest.

              SECTION 11.13 Separability. Should any clause, sentence, paragraph or Section of this Agreement be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Agreement, and the parties hereto agree that the part or parts of this Agreement so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom and the remainder will have the same force and effectiveness as if such part or parts had never been included herein.

              SECTION 11.14 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Any Subsidiary of the Company that executes an Adoption Agreement after the date of this Agreement shall, upon such execution, become a party hereto as a Guarantor.


              SECTION 11.15 Interpretation. (a) In this Agreement, unless a clear contrary intention appears:

              (i) the singular number includes the plural number and vice versa;

              (ii) reference to any gender includes each other gender;

              (iii) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision;

              (iv) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually, provided that nothing in this clause is intended to authorize any assignment not otherwise permitted by this Agreement;

              (v) except as expressly provided to the contrary herein, reference to any agreement, document or instrument (including this Agreement) means such agreement, document or instrument as amended, supplemented or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof, and reference to any Note or other note includes any Note issued pursuant hereto in extension or renewal thereof and in substitution or replacement therefor;

              (vi) unless the context indicates otherwise, reference to any Article, Section, Schedule or Exhibit means such Article or Section hereof or such Schedule or Exhibit hereto;

              (vii) the words "including" (and with correlative meaning "include") means including, without limiting the generality of any description preceding such term;

              (viii) with respect to the determination of any period of time, except as expressly provided to the contrary, the word "from" means "from and including" and the word "to" means "to but excluding"; and

              (ix) reference to any law, rule or regulation means such as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time.

              (b) The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

              (c) No provision of this Agreement shall be interpreted or construed against any Person solely because that Person or its legal representative drafted such provision.

              (d) In the event of any conflict between the specific provisions of this Agreement and the provisions of any application pertaining to any letter of credit secured by a Loan Document, the terms of this Agreement shall control.

              SECTION 11.16 SUBMISSION TO JURISDICTION. (a) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS, IN HARRIS COUNTY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF TEXAS AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE COMPANY AND EACH GUARANTOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS WITH RESPECT TO ANY SUCH ACTION OR PROCEEDING. THE COMPANY AND EACH GUARANTOR FURTHER IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY

SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT ITS ADDRESS PROVIDED IN SECTION 11.02 AND WITH RESPECT TO ANY GUARANTOR, AT THE ADDRESS PROVIDED ON SCHEDULE 5.16 HERETO, SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT OR ANY BANK TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

              (b) EACH OF THE COMPANY AND THE GUARANTORS HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

              SECTION 11.17 WAIVER OF JURY TRIAL. EACH OF THE COMPANY AND EACH GUARANTOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM OR RELATING TO ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

              SECTION 11.18 FINAL AGREEMENT OF THE PARTIES. THIS AGREEMENT (INCLUDING THE SCHEDULES AND EXHIBITS HERETO), THE NOTES AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS AND COMMERCE CODE, AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

              IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.


                                         COMPANY:

                                            GROUP MAINTENANCE AMERICA CORP.


                                            By:       /s/   DARREN B. MILLER
                                                      --------------------------
                                            Name:     Darren B. Miller
                                            Title:    Executive Vice President

                        GUARANTORS/DOMESTIC SUBSIDIARIES:

AA Advance Air, Inc., a Florida corporation
AA JARL, Inc. (dba Jarrell Plumbing), a Texas corporation
A-ABC Appliance, Inc., a Texas corporation
A-1 Appliance & Air Conditioning, Inc., a Texas corporation
A-1 Mechanical of Lansing, Inc., a Michigan corporation
Air Conditioning Engineers, Inc., a Michigan corporation
Air Conditioning, Plumbing & Heating Service Co., Inc., a Colorado corporation Aircon Energy Incorporated, a California corporation
Airtron, Inc., a Delaware corporation
Airtron of Central Florida, Inc., a Florida corporation
All Service Electric, Inc., a Florida corporation
Arkansas Mechanical Services, Inc., an Arkansas corporation
Atlantic Industrial Constructors, Inc., a Virginia corporation
Barr Electric Corp., an Illinois corporation
Callahan Roach Products & Publications, Inc., a Colorado corporation
Central Air Conditioning Contractors, Inc., a Delaware corporation
Central Carolina Air Conditioning Company, a North Carolina corporation Charlie Crawford, Inc., a Texas corporation
Clark Converse Electric Service, Inc., an Ohio corporation
Colonial Air Conditioning Company, a Connecticut corporation
Commercial Air Holding Company, a Maryland corporation
Commercial Air, Power & Cable, Inc., a Maryland corporation
Costner Brothers, Inc., a South Carolina corporation
Divco, Inc., a Washington corporation
Dynamic Software Corporation, a Maryland corporation
Evans Services, Inc., an Alabama corporation
The Farfield Company, a Delaware corporation
Ferguson Electric Corporation, a Delaware corporation
Gentzler Electrical Contractors, Inc., a Texas corporation
Gilbert Mechanical Contractors, Inc., a Minnesota corporation
GroupMAC Holding Corp., a Delaware corporation
HPS Plumbing Services, Inc., a California corporation
Hallmark Air Conditioning, Inc., a Texas corporation
Hungerford Mechanical Corporation, a Virginia corporation
J. D. Steward Air Conditioning, Inc., a Colorado corporation
Jerry Albert Air Conditioning, Inc., a Texas corporation
K & N Plumbing, Heating and Air Conditioning, Inc., a Texas corporation Laney's Inc., a Delaware corporation
Linford Service Co., a California corporation
MacDonald-Miller Co., Inc., a Washington corporation
MacDonald-Miller Industries, Inc., a Washington corporation
MacDonald-Miller Service, Inc., a Washington corporation
Masters, Inc., a Maryland corporation

Mechanical Interiors, Inc., a Texas corporation
Merritt Island Air & Heat, Inc., a Delaware corporation
New Construction Air Conditioning, Inc., a Michigan corporation
Noron, Inc., an Ohio corporation
Paul E. Smith Co., Inc., an Indiana corporation
Phoenix Electric Company, a Delaware corporation
Ray and Claude Goodwin, Inc., a Florida corporation
Reliable Mechanical, Inc., a Delaware corporation
Romanoff Electric Corp., an Ohio corporation
Sibley Services, Incorporated, a Tennessee corporation
Southeast Mechanical Service, Inc., a Florida corporation
Sterling Air Conditioning, Inc., a Texas corporation
Sun Plumbing, Inc., a Florida corporation
Team Mechanical, Inc., a Utah corporation
United Acquisition Corp. (dba United Service Alliance), an Iowa corporation Valley Wide Plumbing and Heating, Inc., a Colorado corporation
Van's Comfortemp Air Conditioning, Inc., a Florida corporation
Vantage Mechanical Contractors, Inc., a Maryland corporation
Wade's Heating and Cooling, Inc., a Florida corporation
Wiegold & Sons, Inc., a Florida corporation
Willis Refrigeration, Air Conditioning & Heating, Inc., an Ohio corporation Yale Incorporated, a Minnesota corporation



                                              By:      /s/   DARREN B. MILLER
                                                       -------------------------
                                              Name:    Darren B. Miller
                                              Title:   Vice President




GroupMAC Management Co., a Delaware corporation


                                              By:      /s/   DARREN B. MILLER
                                                       -------------------------
                                              Name:    Darren B. Miller
                                              Title:   Vice President

                                            AGENT/BANK:


Amount of Commitment:                       CHASE BANK OF TEXAS,
$27,500,000.00                              NATIONAL ASSOCIATION,
                                            as Agent and Individually, as a Bank



                                            By:      /s/   J. M. WALSHAK
                                                     ---------------------------
                                                           J. M. Walshak
                                                           Vice President

                                            CO-AGENT/BANK:


Amount of Commitment:                          BANK OF AMERICA TEXAS, N.A.,
$25,000,000.00                                 as Co-Agent and
                                               Individually, as a Bank



                                               By:      /s/   GEORGE M. SMITH
                                                        ------------------------
                                               Name:    George M. Smith
                                                        ------------------------
                                               Title:   Vice President
                                                        ------------------------


                                              Address for Notice:

                                              333 Clay Street, Suite 3600
                                              Houston, Texas   77002


                                              Telephone No.:   (713) 652-3615
                                              Telecopy No.:     (713) 652-3619

                                              Attention:    George Smith

                                   DOCUMENTATION AGENT/BANK:

Amount of Commitment:                      ABN AMRO BANK, N.V.,
$25,000,000.00                             as Documentation Agent and
                                           Individually, as a Bank


                                           By:      /s/   LAURIE C. TUZO
                                                    ----------------------------
                                           Name:    Laurie C. Tuzo
                                                    ----------------------------
                                           Title:   Senior Vice President
                                                    ----------------------------



                                           By:      /s/    ERIC R. HOLLINGSWORTH
                                                    ----------------------------
                                           Name:    Eric R. Hollingsworth
                                                    ----------------------------
                                           Title:   Assistant Vice President
                                                    ----------------------------

                                           Address for Notice:

                                           Three Riverway, Suite 1700
                                           Houston, Texas 77056

                                           Telephone No.: (713) 964-3360
                                           Telecopy No.:   (713) 629-7533

                                           Attn: Laurie Tuzo

                                        BANKS:

Amount of Commitment:                      BANK OF MONTREAL
$20,000,000.00


                                           By:      /s/    LYNN A. DURNING
                                                    ----------------------------
                                           Name:    Lynn A. Durning
                                                    ----------------------------
                                           Title:   Portfolio Manager
                                                    ----------------------------

                                           Address for Notice:

                                           115 South LaSalle Street, 12th Floor
                                           Chicago, Illinois 60603

                                           Telephone No.: (312) 750-3474
                                           Telecopy No.:   (312) 750-3808

                                           Attn:   Amy Dumser

                                       BANKS:

Amount of Commitment:                   THE BANK OF NOVA SCOTIA
$20,000,000.00


                                        By:      /s/    F.C.H. ASHBY
                                                 -------------------------------
                                        Name:    F.C.H. Ashby
                                                 -------------------------------
                                        Title:   Senior Manager, Loan Operations
                                                 -------------------------------
                                        Address for Notice:

                                        600 Peachtree Street N.E.
                                        Atlanta, Georgia  30308

                                        Telephone No.: (404) 877-1500
                                        Telecopy No.:  (404) 888-8998

                                        Attn: F.C.H. Ashby

                                     BANKS:

Amount of Commitment:                  BANKBOSTON, N.A.
$15,000,000.00


                                       By:      /s/    RAVI KACKER
                                                --------------------------------
                                       Name:    Ravi Kacker
                                                --------------------------------
                                       Title:   Vice President
                                                --------------------------------

                                       Address for Notice:

                                       100 Federal Street, Mail Stop 01-10-01
                                       Boston, Massachusetts  02110

                                       Telephone No.: (617) 434-4708
                                       Telecopy No.:   (617) 434-1574

                                       Attn:   Ravi Kacker
                                       E-mail:    rkacker@bkb.com

                                     BANKS:

Amount of Commitment:                  CREDIT LYONNAIS NEW YORK BRANCH
$20,000,000.00


                                       By:      /s/    PASCAL POUPELLE
                                                --------------------------------
                                       Name:    Pascal Poupelle
                                                --------------------------------
                                       Title:   Executive Vice President
                                                --------------------------------

                                       Address for Notice:

                                       2200 Ross Avenue, Suite 4400W
                                       Dallas, Texas  75201

                                       Telephone No.: (214) 220-2303
                                       Telecopy No.:   (214) 220-2323

                                       Attn: Blake Wright

                                     BANKS:

Amount of Commitment:                    KEY CORPORATE CAPITAL INC.
$15,000,000.00


                                         By:      /s/    DAVID WOOD
                                                  ------------------------------
                                         Name:    David Wood
                                         Title:   Vice President


                                         Address for Notice:

                                         127 Public Square, 6th Floor
                                         Cleveland, Ohio   44114

                                         Telephone No.: (216) 689-0439
                                         Telecopy No.:   (216) 689-4077

                                         Attn:   David Wood

                                        BANKS:

Amount of Commitment:                         NATIONAL CITY BANK OF KENTUCKY
$17,500,000.00


                                              By:   /s/ DONALD R. PULLEN
                                                    ----------------------------
                                                    Donald R. Pullen
                                                    ----------------------------
                                                    Vice President
                                                    ----------------------------


                                              Address for Notice:

                                              101 South 5th Street, 31-T08J
                                              Louisville, Kentucky 40202

                                              Telephone No.: (502) 581-6352
                                              Telecopy No.:   (502) 581-5122

                                              Attn:   Donald R. Pullen

                                     SYNDICATION AGENT/BANK:

Amount of Commitment:                     PARIBAS,
$25,000,000.00                            as Syndication Agent and
                                          Individually, as a Bank


                                          By:   /s/ SCOTT CLINGEN
                                                --------------------------------
                                          Name:     Scott Clingen
                                                --------------------------------
                                          Title:    Vice President
                                                --------------------------------

                                          By:   /s/ LARRY ROBINSON
                                                --------------------------------
                                          Name:     Larry Robinson
                                                --------------------------------
                                          Title:    Vice President
                                                --------------------------------

                                          Address for Notice:

                                          1200 Smith Street, Suite 3100
                                          Houston, Texas 77002
                                          Telephone No.: (713) 659-4811
                                          Telecopy No.:  (713) 659-5234

                                          Attn: Scott Clingan

                                         BANKS:

Amount of Commitment:                          UNION BANK OF CALIFORNIA, N.A.
$20,000,000.00


                                               By:   /s/ J. SCOTT JESSUP
                                                     ---------------------------
                                               Name:     J. Scott Jessup
                                                     ---------------------------
                                               Title:    Vice President
                                                     ---------------------------

                                               Address for Notice:

                                               550 S. Hope Street, 3rd Floor
                                               Los Angeles, California  90071

                                               Telephone No.:  (213) 243-3559
                                               Telecopy No.:   (213) 243-3552

                                               Attn:   Scott Jessup

                                                                   EXHIBIT 1.01A


                                           ADMINISTRATIVE QUESTIONNAIRE



PLEASE COMPLETE THE FOLLOWING
INFORMATION AND RETURN VIA FAX
TO THE ATTENTION OF:
Muniram Appanna:   FAX  (212) 552-7490

         Agent:         Chase Manhattan Bank
                        One Chase Manhattan Plaza
                        8th Floor
                        New York, New York   10051

Legal Name of Your Institution
To Appear in Documentation:
                                    --------------------------------------------

Number of Signature Lines Required:
                                    --------------------------------------------

GENERAL INFORMATION - DOMESTIC LENDING OFFICE

         Institution Name:
         Street Address:
         City, State, Zip Code:

GENERAL INFORMATION - EURODOLLAR LENDING OFFICE

         Institution Name:
                                    --------------------------------------------
         Street Address:
                                    --------------------------------------------
         City, State, Zip Code:
                                    --------------------------------------------

CONTACTS/NOTIFICATION METHODS

         Primary Contact:
                                    --------------------------------------------
         Street Address:
                                    --------------------------------------------
         City, State, Zip Code:
                                    --------------------------------------------
         Phone Number:
                                    --------------------------------------------
         FAX Number:
                                    --------------------------------------------
         Back-up Contact:
                                    --------------------------------------------
         Street Address:
                                    --------------------------------------------
         City, State, Zip Code:
                                    --------------------------------------------
         Phone Number:
                                    --------------------------------------------
         FAX Number:
                                    --------------------------------------------

TAX WITHHOLDING [FOR US LOANS ONLY]


         Non Resident Alien                      _____ Y          _____ N
         *Please attach Form 4224 or 1001
         Tax ID Number ______________

ADMINISTRATIVE CONTACTS - BORROWINGS, PAYDOWNS, INTEREST, FEES, ETC.

         Contact:
                                    --------------------------------------------
         Street Address:
                                    --------------------------------------------
         City, State, Zip Code:
                                    --------------------------------------------
         Phone Number:
                                    --------------------------------------------
         FAX Number:
                                    --------------------------------------------

PAYMENT INSTRUCTIONS:

         Name of Bank where funds
         are to be transferred:
                                    --------------------------------------------
         Name of Account,
         if applicable:
                                    --------------------------------------------
         Account Number:
                                    --------------------------------------------
         Additional Information:
                                    --------------------------------------------


MAILINGS:

         Please specify who should receive financial information:

         Name:
                                    --------------------------------------------
         Street Address:
                                    --------------------------------------------
         City, State, Zip Code:
                                    --------------------------------------------

IT IS VERY IMPORTANT THAT ALL OF THE ABOVE INFORMATION IS ACCURATELY FILLED IN AND RETURNED PROMPTLY. IF THERE IS SOMEONE OTHER THAN YOURSELF WHO SHOULD RECEIVE THIS QUESTIONNAIRE, PLEASE NOTIFY ME OF THEIR NAME AND FAX NUMBER AND WE WILL FAX THEM A COPY OF THE QUESTIONNAIRE. IF YOU HAVE ANY QUESTIONS, PLEASE CALL MUNIRAM APPANNA ON 212-552-7943.

                                                                   EXHIBIT 1.01B


                                      FORM
                                       OF
                               ADOPTION AGREEMENT

                                     [Date]

Chase Bank of Texas, National
Association, as Agent
for the Banks that are parties to the
Credit Agreement referred to below
545 W. 19th Street
Houston, Texas 77008

Attention:_________________

Dear Sirs:

                  Reference is made to the Second Amended and Restated Credit Agreement dated as of October 15, 1998 (the "Credit Agreement"), among Group Maintenance America Corp., a Texas corporation (the "Company"), the subsidiaries of the Company party thereto, as guarantors, the banks party thereto, Chase Bank of Texas, National Association, as agent for the banks, and Bank of America Texas, N.A., as co-agent, Paribas, as syndication agent, and ABN AMRO Bank, N.V., as documentation agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

                  This agreement (this "Adoption Agreement") is executed and delivered pursuant to Section 6.09 of the Credit Agreement which provides that any Person that becomes a Subsidiary subsequent to the Execution Date will execute and deliver to the Agent an Adoption Agreement acknowledging such Person's agreement to be bound by the terms of the Credit Agreement and the applicable Security Documents. In addition, Section 6.09 provides that the Company or its Subsidiary that owns or holds the stock of said new Subsidiary, as the case may be, will execute and deliver to the Agent the Adoption Agreement acknowledging its agreement to be bound by the terms of the Pledge Agreement with respect to pledging shares of said new Subsidiary and delivering to the Agent the certificates evidencing its ownership of said new Subsidiary.

                  Therefore, for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged:

                  (a) the undersigned party (i) signing as Guarantor hereby executes this Adoption Agreement to acknowledge it is a Subsidiary and a Guarantor and agrees to be bound and is hereby bound by all of the terms and conditions of the Credit Agreement and the Guaranty contained therein applicable to a Subsidiary or a Guarantor, (ii) signing as Debtor hereby executes this Adoption Agreement to acknowledge it is a Debtor as such term is defined in the Security Agreement and, as such, agrees to be bound and hereby is bound by all of the terms and conditions of the Security Agreement and in connection therewith does hereby grant to the Agent for the benefit of the Banks a first and prior lien or security interest in all of Debtor's right, title and interest in and to the Collateral (as such term is defined in the Security Agreement) of such Debtor, and (iii) hereby delivers to the Agent a UCC-1 Financing Statement signed by the Debtor and describing the Collateral of such Debtor subject to the Security Agreement, and

                  (b) the undersigned party (i) signing as Pledgor hereby executes this Adoption Agreement to acknowledge it is a Pledgor as such term is defined in the Pledge Agreement and, as such, agrees to be bound and hereby is bound by all of the terms and conditions of the Pledge Agreement and in connection therewith does hereby pledge to the Agent for the benefit of the Banks, and grant to the Agent for the benefit of the Banks, a Lien and security interest in Pledgor's right, title and interest in and to, the Pledged Collateral (as such term is defined in the Pledge Agreement), (ii) hereby delivers to the Agent the certificate evidencing shares of stock of the new Subsidiary owned by the Pledgor, together with a stock power [SIGNED IN BLANK] and (iii) hereby delivers to the Agent a UCC-1 Financing Statement signed by the Pledgor.

                  Executed effective this ____ day of _____________, ____.

                                                GUARANTOR/DEBTOR

                                                --------------------------------

                                                By:
                                                   -----------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------


                                                PLEDGOR

                                                --------------------------------


                                                By:
                                                   -----------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

                                                                    EXHIBIT 2.02

                                     FORM OF
                                      NOTE

                                                 Dated:  _________________, 1998

                  FOR VALUE RECEIVED, the undersigned, GROUP MAINTENANCE AMERICA CORP., a Texas corporation (the "Company"), HEREBY PROMISES TO PAY to the order of _______________________________ (the "Bank") the lesser of (i) the amount of the Bank's Commitment and (ii) the aggregate unpaid principal amount of the Loans made by the Bank to the Company pursuant to the Credit Agreement (as defined below).

                  The Company promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such principal amount is paid in full, at such interest rates, and payable at such dates and times, as are specified in the Second Amended and Restated Credit Agreement dated as of October 15, 1998 (as the same may from time to time be amended, modified or supplemented, the "Credit Agreement," the terms defined therein and not otherwise defined herein being used herein as therein defined), among the Company, the Subsidiaries of the Company party thereto, the Bank and certain other banks that are parties thereto, Chase Bank of Texas, National Association, as Agent for the Bank and such other banks, Bank of America Texas, N.A., as a co- agent, Paribas, as syndication agent, and ABN AMRO Bank, N.V., as documentation agent.

                  Both principal and interest are payable in same day funds in lawful money of the United States of America to Chase Bank of Texas, National Association, as Agent, at 1111 Fannin Street, Houston, Texas 77002, or at such other place as the Agent shall designate in writing to the Company.

                  This Note may be held by the Bank for the account of its Domestic Lending Office or its Eurodollar Lending Office and may be transferred from one to the other from time to time as the Bank may determine.

                  This Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The obligations of the Company hereunder are guaranteed by the Guarantors pursuant to Article VIII of the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of the Loans by the Bank to the Company from time to time, the indebtedness of the Company resulting from each such Loan being evidenced by this Note and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events, also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified, and to the effect that no provision of the Credit Agreement or this Note shall require the payment or permit the collection of interest in excess of the Highest Lawful Rate.

                  Except as provided in the Credit Agreement, the Company and any and all endorsers, guarantors and sureties severally waive grace, demand, presentment for payment, notice of dishonor or default or intent to accelerate, protest and notice of protest and diligence in collecting and bringing of suit against any party hereto, and agree to all renewals, extensions or partial payments hereon and to any release or substitution of security herefor, in whole or in part, with or without notice, before or after maturity.

                  This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Texas and any applicable laws of the United States of America.


                                          GROUP MAINTENANCE AMERICA CORP.


                                          By:
                                             -----------------------------------
                                          Name:    Darren B. Miller
                                          Title:   Executive Vice President

                                                                    EXHIBIT 2.03


                                      FORM
                                       OF
                                NOTICE OF ADVANCE

                                     [Date]

Chase Bank of Texas, National Association,
 as Agent
for the Banks that are parties to the
Credit Agreement referred to below
712 Main Street
Houston, Texas 77002

Attention: _____________________________

Dear Sirs:

                  Reference is made to the Second Amended and Restated Credit Agreement dated as of October 15, 1998 (the "Credit Agreement"), among the Company, the Subsidiaries of the Company party thereto, the Banks party thereto and Chase Bank of Texas, National Association, as Agent for such Banks. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

                  The Company hereby requests an Advance under the Credit Agreement and in that connection sets forth below the information relating to such Advance (the "Proposed Advance") as required by Section 2.03 of the Credit
Agreement:

(a)      Aggregate Principal Amount of Proposed Advance(1)        $
                                                                    ------------

(b)      Borrowing Date of Proposed Advance(2)

--------------------------------------------------------------------------------

(c)      Type of Advances(3)
                                                                    ------------

--------

(1) Except with respect to any Proposed Eurodollar Rate Advance, not less than $1,000,000.00 and in integral multiples of $100,000.00, and with respect to any Proposed Alternate Base Rate Advance, not less than $300,000.00 and $100,000.00 multiples thereof.

(2)  Must be a Business Day.

(3)  Alternate Base Rate Advance or Eurodollar Rate Advance.

(d)  Interest Period and last day thereof(4)

--------------------------------------------------------------------------------

                  By each of the delivery of this Notice of Advance and the acceptance of any or all of the Advances made by the Banks in response to this Notice of Advance, the Company shall be deemed to have represented and warranted that the conditions to lending specified in Article IV of the Credit Agreement have been satisfied with respect to the Proposed Advance.

                                      Very truly yours,

                                      GROUP MAINTENANCE AMERICA CORP.


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------
--------

(4) Applicable only to a Eurodollar Rate Advance, which shall have a duration of one, two, three or six months, and which shall end not later than the Maturity Date; subject, however, to the limitations contained in the Credit Agreement.

                                                                    EXHIBIT 2.05


                                      FORM
                                       OF
                              NOTICE OF CONVERSION

                                     [Date]

Chase Bank of Texas, National Association,
 as Agent
for the Banks that are parties to the
Credit Agreement referred to below
712 Main Street
Houston, Texas 77002

Attention: __________________________

Dear Sirs:

                  Reference is made to the Second Amended and Restated Credit Agreement dated as of October 15, 1998 (the "Credit Agreement"), among the Company, the Subsidiaries of the Company party thereto, the Banks party thereto and Chase Bank of Texas, National Association, as Agent for such Banks. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

                  The Company hereby requests that a prior Advance under the Credit Agreement be converted into another Type of Advance and in that connection sets forth the following information:

     (a) Aggregate Principal Amount of Proposed Conversion(5)    $
                                                                  --------------

     (b) Date of Proposed Conversion(6)


     (c) Type of Conversion (i.e., from Eurodollar Rate to Alternate Base Rate or vice versa)

--------

     (5) All conversions of the Loan shall be not less than $300,000.00.

     (6) Must be a Business Day not less than three (3) Business Days subsequent in the case of an Eurodollar Rate Advance and one (1) Business Day subsequent in the case of a Base Rate Advance.

     (d)  Interest Period and last day thereof (if converting to Eurodollar
                   Rate Advance)
                                                  ------------------------------



                                    The Company

                                    GROUP MAINTENANCE AMERICA CORP.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                                                    EXHIBIT 2.20

                                      FORM
                                       OF
                                EXTENSION REQUEST


                                     [Date]



Chase Bank of Texas National
Association, as Agent
for the Banks that are parties to the
Credit Agreement referred to below
545 W. 19th Street
Houston, Texas 77008

Attention:

Dear Sirs:

                  Reference is made to the Second Amended and Restated Credit Agreement dated as of October 15, 1998 (the "Credit Agreement"), among Group Maintenance America Corp., a Texas Corporation (the "Company"), the subsidiaries of the Company party thereto, as guarantors, the banks party thereto, Chase Bank of Texas, National Association, as agent for the banks, and Bank of America Texas, N.A., as co-agent, Paribas, as syndication agent, and ABN AMRO Bank, N.V., as documentation agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

                  The Company hereby requests an Extension of the Maturity Date set forth in the Credit Agreement, and in that connection certifies that this request complies with the terms of the Credit Agreement, the provisions of
Section 2.20, and that no Default or Event of Default is continuing as of the date of this request.

                                              GROUP MAINTENACE AMERICA CORP.

                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------

                                                                    EXHIBIT 3.02


                                     FORM OF
                            LETTER OF CREDIT REQUEST


Chase Bank of Texas, National Association                Date:  ________________
712 Main Street
Houston, Texas

         Attention:        ________________

                  Reference is made to the Second Amended and Restated Credit Agreement dated effective as of October 15, 1998 (as amended or modified from time to time, the "Credit Agreement") among Group Maintenance America Corp., certain of its Subsidiaries and Chase Bank of Texas, National Association, as Agent for itself and the other Banks named therein. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The undersigned hereby gives you notice pursuant to Section 3.02 of the Credit Agreement that it requests that the Issuing Bank issue a Letter of Credit under the Credit Agreement and in that connection sets forth below the terms of such Letter of Credit:

                  1.       Name of beneficiary:       __________________________


                  2.       Name of account party:     __________________________


                  3.       Amount:                  $ __________________________

                  4.       Expiration date of the
                           Letter of Credit to be
                           issued:                    __________________________

                  5.       Description of the goods,
                           if any:                    __________________________

                  6.       Advising bank, if any:     __________________________


                  7.       Options: partial drawings  __________________________
                           permitted are/are not


                  8.       Terms and required documents, if any: _______________
                           _____________________________________________________


                  By delivery of this request for the issuance of a Letter of Credit, the undersigned represents and warrants that the conditions to the issuance thereof specified in the Credit

Agreement have been satisfied and that, following the issuance requested herein, the total Letters of Credit outstanding does not exceed $20,000,000.00.


                                      Very truly yours,

                                      GROUP MAINTENANCE AMERICA CORP.



                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                                              EXHIBIT 4.01(d)(I)



                 SECOND AMENDED AND RESTATED SECURITY AGREEMENT

                  This SECOND AMENDED AND RESTATED SECURITY AGREEMENT (as the same may be amended, amended and restated, modified or supplemented from time to time, this "Agreement") dated as of October 15, 1998 is executed by GROUP MAINTENANCE AMERICA CORP., a Texas corporation with an office at 8 Greenway Plaza, Suite 1500, Houston, TX 77046 (the "Company"), the Subsidiaries (as defined in the Credit Agreement below) of the Company signatory hereto now or in the future (collectively with any future Subsidiaries party to the Credit Agreement and the Company, the "Debtors" and each individually, a "Debtor"), for the benefit of CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, a national banking association, as collateral agent for itself and for the banks under the Credit Agreement, as hereinafter defined (in such capacity, the "Secured Party").


                              PRELIMINARY STATEMENT

                  WHEREAS, the Company, the Secured Party, as agent (then known as Texas Commerce Bank National Association) and the banks party thereto entered into that one certain Credit Agreement dated December 11, 1997 (as amended, the "First Credit Agreement" ), relating to the extension of a series of loans with a commitment totaling $75,000,000.00 by said banks to the Company; and

                  WHEREAS, the Company and certain of its subsidiaries, as guarantors, the Secured Party, as agent, the banks and financial institutions listed on the signature pages thereto, ABN AMRO Bank, N.V. and Paribas, as co-agents agreed to amend and restate the First Credit Agreement pursuant to the terms and conditions of the Amended and Restated Credit Agreement dated June 12, 1998 (the "Amended and Restated Credit Agreement" and together with the First Credit Agreement, the "Prior Credit Agreement"), relating to the extension of a series of loans with a commitment totaling $125,000,000.00 by said banks to the Company; and

                  WHEREAS, the Secured Party, as agent, the banks party thereto (the "Banks"), Bank of America Texas, N.A. as co-agent, Paribas, as syndication agent, ABN AMRO Bank, N.V., as documentation agent, and the Debtors desire to amend and restate the Prior Credit Agreement and have entered into that certain Second Amended and Restated Credit Agreement dated as of October 15, 1998 (as amended, amended and restated, modified or supplemented from time to time, the "Credit Agreement"), under the terms of which the Banks agreed to make available to the Company, a loan of up to $230,000,000.00; and

                  WHEREAS, in connection with the Prior Credit Agreement and as partial security therefor, the Secured Party, the Company and certain of its subsidiaries entered into that one certain Security Agreement dated December 11, 1997 which was amended and restated pursuant to the Amended and Restated Security Agreement dated June 12, 1998 among the

Secured Party, the Company and certain of its subsidiaries (collectively, the "Prior Security Agreement"), granting liens on certain property owned by said parties to the Secured Party; and

                  WHEREAS, in connection with the Credit Agreement, and because certain additional Persons have become Subsidiaries under the Credit Agreement which were not parties to the Prior Credit Agreement, the parties wish to amend and restate the Prior Security Agreement to include said Persons and their assets thereunder; and

                  WHEREAS, it is a condition precedent to the obligation of the Secured Party to make the Loans to the Company under the Credit Agreement that the Company and the Debtors shall execute and deliver this Agreement to the Secured Party; and

                  WHEREAS, the Debtors will each benefit from the execution of the Credit Agreement and wish to execute this Agreement in order to help satisfy such condition precedent and to secure the obligations under the Credit Agreement and letters of credit from time to time issued;

                  NOW THEREFORE, in consideration of the premises and in order to induce the Secured Party to extend the loans and issue letters of credit pursuant to the terms of the Credit Agreement, the Debtors hereby agree to amend and restate the Prior Security Agreement as follows:

                  SECTION 1. Defined Terms.

                  (a) Each capitalized term used herein and not otherwise defined shall have the meaning for such term as defined in the Credit Agreement and/or a Loan Document.

                  (b) The term "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of Texas; provided that if by mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interests granted pursuant to Section 2 hereof, as well as all other security interests created or assigned as additional security for the Secured Obligations pursuant to the provisions of this Agreement, in any Collateral is governed by the UCC as in effect in a jurisdiction other than Texas, "UCC" means the UCC as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

                  (c) "Secured Obligations" means obligations, contingent or otherwise, of the Company or any Debtor pursuant to any of the Loan Documents, including, without limitation, all sums owing by the Company or any Debtor to the Secured Party under any of the Loan Documents, any obligations outstanding now or in the future, including, but not limited to, any letters of credit issued by the Secured Party or any other Bank and any interest rate swaps, hedges or similar agreements between any Debtor or any of its Subsidiaries and any of the Banks all on a pari passu basis.

                  (d) All rights and interests granted to the Secured Party under the Prior Security Agreement are hereby ratified and renewed and brought forward herein to the extent same are not inconsistent herewith. This Agreement shall be a restatement of the Prior Security Agreement but shall not invalidate or adversely affect any rights or interests granted to the Secured Party thereunder or affect the priority thereof except as expressly set forth herein.

                  SECTION 2. Grant of Security. Each Debtor hereby grants to the Secured Party a first and prior lien or security interest in, all of such Debtor's right, title and interest in and to the following assets of such Debtor, now owned or hereafter acquired, except as otherwise excluded on
Schedule I hereto (the "Collateral"):

                  (a) (i) All accounts (as defined in the UCC) and (whether or not included in such definition), and (ii) all receivables, accounts receivable, lease receivables, contract rights, chattel paper, drafts, acceptances, instruments, writings evidencing a monetary obligation or a security interest or a lease of goods, general intangibles and other obligations of any kind, now or hereafter existing, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights now or hereafter existing in and to all agreements, leases, and other contracts securing or otherwise relating to any such accounts, lease receivables, chattel paper, drafts, acceptances, instruments, writings evidencing a monetary obligation or a security interest or a lease of goods, general intangibles or obligations (any and all of the foregoing in sub-clause (i) and (ii) being the "Receivables"); and

                  (b) All inventory (as defined in the UCC) in all of its forms, wherever located, now or hereafter existing and whether acquired by purchase, merger or otherwise, and all raw materials, stores, tools, and work in process therefor, all finished goods, spare parts, service parts, and all materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing or production thereof, including (whether or not included in such UCC definition) goods in which the Debtors have an interest in mass or joint or other interest or right of any kind and goods which are returned to or repossessed by the Debtors, and all accessions thereto and products thereof and documents therefor (any and all of the foregoing being the "Inventory"); and

                  (c) All instruments, chattel paper or letters of credit (each as defined in the UCC) and any other items including all promissory notes held by the Debtors evidencing indebtedness owed to any of them by any Person (any and all of the foregoing being the "Instruments"); and

                  (d) All documents (as defined in the UCC) or other receipts covering, evidencing or presenting goods; and

                  (e) All products and proceeds of any and all of the foregoing Collateral and, to the extent not otherwise included, all payments received in connection with any excluded assets described on Schedule I(B), all payments under insurance or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral.

                  SECTION 3. Security for Obligations. This Agreement secures, on a first and prior basis except for the Permitted Liens, and other Liens permitted under the Credit Agreement the prompt and complete payment of the Secured Obligations.

                  SECTION 4. Debtors Remains Liable. Anything herein to the contrary notwithstanding, (a) the Debtors shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein (and subject to any defenses thereto) to perform all of their duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Party of any of the rights hereunder shall not release the Debtors from any of their duties or obligations under the contracts and agreements included in the Collateral, and (c) the Secured Party shall have no obligations or liability under the contracts and agreements included in the Collateral solely by reason of this Agreement, and the Secured Party shall not be obligated to perform any of the obligations or duties of the Debtors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder in each case, solely by reason of this Agreement.

                  SECTION 5. Representations and Warranties. The Debtors each represent and warrant as follows:

                  (a) Those locations specified on Schedule II-A hereto or such other locations disclosed to the Secured Party after the date hereof constitute all of the locations at which there is located any Inventory of any Debtors (other than rolling stock or Inventory in transit). The principal place of business and chief executive office of the Company and the office where it keeps its records concerning the Receivables, are located at the address specified in the introductory paragraph to this Agreement or at such other locations disclosed to the Secured Party after the date hereof. Each other Debtor has its chief executive office at the location shown on Schedule II-B hereto or at such other locations disclosed to the Secured Party after the date hereof.

                  (b) Each Debtor owns the Collateral free and clear of any Lien, except for Permitted Liens and other Liens permitted under the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except for protective filings under true leases, filings made in connection with Permitted Liens and other Liens permitted under the Credit Agreement.

                  (c) This Agreement has been duly executed and delivered by each Debtor. Upon the filing of financing statements in the locations listed on
Schedule III hereto, the security
interests granted herein shall constitute valid and perfected security interests in substantially all the Collateral, subject only to Permitted Liens and other
 Liens permitted under the Credit Agreement, to the extent such security interests can be perfected by such filings pursuant to the UCC.

                  (d) No consent of, or notice to, any other Persons and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the grant by the Debtors of the Liens granted hereby or for the execution, delivery or performance of this Agreement by the Debtors or (ii) for the perfection of the rights and remedies hereunder, other than the filing of financing statements as provided in (c) above.

                  (e) All information with respect to the Collateral and the obligors under the Receivables set forth in any schedule hereto, certificate or other writing at any time heretofore or hereafter furnished by each Debtor to the Secured Party, taken as a whole, is, to each Debtor's knowledge, true, correct and complete in all material respects as of the date specified therein.

                  (f) The Subsidiaries listed on Schedule 5.16 of the Credit Agreement are all of the Subsidiaries of the Company as of the Execution Date and the address given for such Subsidiaries is the correct mailing address as of the Execution Date.

                  SECTION 6. Further Assurances. (a) Each Debtor agrees that from time to time, at the expense of the Debtor, each Debtor will promptly execute and deliver all further instruments and documents, and take all further action, that the Secured Party may reasonably request as being necessary or desirable, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Debtor will: (i) if any Receivable shall be evidenced by a promissory note or other Instrument, deliver and pledge to the Secured Party such note or Instrument duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Secured Party; and (ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices as the Secured Party may reasonably request as being necessary or desirable in order to perfect and preserve the security interests granted or purported to be granted hereby.

                  (b) Each Debtor hereby authorizes the Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Debtor, in each case where permitted by law. A carbon, photographic or other reproduction of any financing statement executed by each Debtor covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                  (c) Each Debtor will furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral as the Secured Party may reasonably request, all in reasonable detail.

                  (d) Each Debtor will promptly notify the Secured Party of any change of its name, corporate structure, federal employer identification number or the address of its principal place of business or chief executive office where its books and records are maintained.

                  (e) Each Debtor shall keep its principal place of business and chief executive office and the office where it keeps its records concerning the Collateral, at the location or locations therefor specified in Section 5(a) or, upon 20 days' prior written notice (or such other notice acceptable to the Secured Party) to the Secured Party, at such other locations in a jurisdiction where all action required by this Section 6(a) shall have been or shall be taken with respect to the Collateral.

                  (f) Except as otherwise provided in this subsection (f), each Debtor shall continue to collect, at its own reasonable expense, all amounts due or to become due such Debtor under the Receivables. In connection with such collections, each Debtor may take (and, upon the occurrence and continuance of an Event of Default and so long as it is continuing and has not been waived at the Secured Party's direction, shall take) such action as such Debtor or the Secured Party may deem necessary or advisable to enforce collection of the Receivables; provided, that the Secured Party shall have the right at any time during the existence of an Event of Default, upon written notice to each Debtor of its intention to do so, to notify the account debtors or obligors under any Receivables of the assignment of such Receivables to the Secured Party and to direct such account debtors or obligors to make payment of all amounts due or to become due to such Debtor thereunder directly to the Secured Party and, upon such notification and at the expense of such Debtor, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Debtor might have done. After receipt by the Debtors of the notice from the Secured Party referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including instruments) received by the Debtors in respect of the Receivables shall be received in trust by the Secured Party under the Credit Agreement, shall be segregated from other funds of the Debtors and shall be forthwith paid over to the Secured Party in the same form as so received (with any necessary endorsement) to be held as cash collateral and either (A) released to the Debtors so long as no default shall be continuing or (B) if any default shall be continuing, applied as provided in Section 12(b), and (ii) the Debtors shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon, except with the prior written consent of the Secured Party.

                  (g) The Debtors shall keep substantially all the Inventory (other than such Inventory sold in the ordinary course of business or Inventory in transit) at the places therefor specified in Section 5(a) or, upon at least 20 days' prior written notice (or such other notice acceptable to the Secured Party) to the Secured Party, at such other places in jurisdictions where all action required by this Section 6(a) shall have been or shall be taken with respect to such Inventory.

                  (h) The Debtors shall promptly upon request furnish to the Secured Party a statement respecting any material loss or damage to any of the Inventory or any other of the Collateral and will permit the Secured Party or any other Party to inspect the Collateral upon reasonable notice during normal business hours.

                  SECTION 7. Insurance. The Debtors shall, at their own expense, maintain insurance as required by the Loan Documents.

                  SECTION 8. Transfers and Other Liens. The Debtors shall not:
(a) sell, assign (by agreement, operation of law or otherwise) or otherwise dispose of any of the Collateral (other than in the ordinary course of business or not prohibited by the Credit Agreement) or (b) create or suffer to exist any Lien upon or with respect to any of the Collateral, except for Permitted Liens and other Liens permitted by the Credit Agreement.

                  SECTION 9. Secured Party Appointed Attorney-in-Fact. Each Debtor hereby irrevocably appoints the Secured Party as the Debtors' attorney-in-fact, with full authority in the place and stead of the Debtors and in the name of the Debtors, from time to time in the Secured Party's sole reasonable discretion after the occurrence of an Event of Default and during the continuance thereof, to take any action and to execute any instrument which the Secured Party may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including:

                  (a) to obtain insurance required to be paid pursuant to
Section 7 herein,

                  (b) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

                  (c) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above,

                  (d) to file any claims or take any action or institute any proceedings which the Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Party with respect to any of the Collateral, and

                  (e) to sell, transfer, assign, or otherwise deal in or with the Collateral or the proceeds thereof, as provided herein and subject to applicable law, as fully and effectually as if the Secured Party were the absolute owner thereof; provided, that the Secured Party shall give the Debtors not less than ten (10) days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Debtors agree that such notice constitutes "reasonable notification" within the meaning of ss. 9.504(c) of the UCC.

                  SECTION 10. Secured Party May Perform. If any Debtor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be payable upon demand by such Debtor and if not paid shall bear interest at the Default Rate set forth in the Credit Agreement.

                  SECTION 11. The Secured Party's Duties. The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it or any other Party to exercise any such powers. In regard to any Debtor, except for reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, neither the Secured Party nor any other party shall have any duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property, it being understood that the Secured Party shall not have any responsibility for taking any necessary steps to preserve rights against any Secured Party with respect to any Collateral.

                  SECTION 12. Remedies. If any Event of Default shall have occurred and be continuing:

                  (a) The Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and the Secured Party may also (i) require any Debtor to, and each Debtor hereby agrees that it will at its reasonable expense and upon request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place to be designated by the Secured Party, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Party's offices or elsewhere, for cash or on credit, and upon such other terms as may be commercially reasonable. Each Debtor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' prior notice to the Debtors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification thereof. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b) Any cash received by the Secured Party shall be applied to repay the Secured Obligations. Any surplus of such cash or cash proceeds held by the Secured Party and remaining after payment in full of all the Secured Obligations shall be paid over to the Debtors or to whomsoever may be lawfully entitled to receive such surplus.

                  SECTION 13. Amendments. No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Debtors herefrom, shall in any event be effective unless the same shall be in writing and signed by the Secured Party with the requisite consent of the Debtors, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  SECTION 14. Addresses for Notices. All notices and other communications provided for hereunder shall be given in the manner and at the addresses and telecopy numbers as set forth in the Credit Agreement, and shall become effective, as specified in the Credit Agreement and/or the Loan Documents.

                  SECTION 15. Termination; Reinstatement. (a) Each Debtor agrees that this Agreement and the Liens granted hereunder shall terminate when, but only when, all Secured Obligations have been fully paid and performed and all Banks' commitments under the Loan Documents have expired or been terminated. At any time thereafter upon the Debtor's request, the Secured Party shall promptly reassign and redeliver, including the termination of any financing statements (or cause to be reassigned and redelivered) to the Debtors, or to such Person or Persons as the Debtors shall designate in writing, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise applied by the Secured Party pursuant to the terms hereof and shall still be held by it hereunder. Any such reassignment shall be without recourse upon, or representation or warranty by, the Secured Party (other than that the Secured Party has not sold, encumbered or otherwise transferred any interest in the Collateral except as provided in this Agreement) and shall be at the sole reasonable cost and expense of the Debtors.

                  (b) This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Secured Party in respect of the Secured Obligations is rescinded or must otherwise be restored or returned by the Secured Party upon the filing of any bankruptcy proceeding by or of the Debtors or upon the appointment of any intervenor or conservator of, or trustee or similar official for, the Debtors or any substantial part of their assets, or otherwise, all as though such payments had not been made.

                  SECTION 16. Waiver of Marshaling. All rights of marshaling of assets of the Debtors, including any such right with respect to the Collateral, are hereby waived by the Debtors.

                  SECTION 17. Limitation by Law. All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

                  SECTION 18. Separability. Should any clause, sentence, paragraph, subsection or Section of this Agreement be judicially declared to be invalid, unenforceable or void, such declaration will not have the effect of invalidating or voiding the remainder of this Agreement, and the parties hereto agree that the part or parts of this Agreement so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom by the Secured Party hereto, and the remainder will have the same force and effectiveness as if such stricken part or parts had never been included herein.

                  SECTION 19. No Waiver; Remedies. No failure on the part of the Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  SECTION 20. Partial Release of Security Interest. Upon the request of the Debtors in connection with any sale, transfer or other disposition of property or assets permitted hereunder or under any Loan Document, so long as no Event of Default under any of the Loan Documents has occurred and is continuing, the Secured Party shall execute and deliver to the Debtors duly executed releases or partial releases, as applicable, of any security interest it may have in such property or assets, in form and substance reasonably satisfactory to the Secured Party and the applicable Debtor; provided, for any such sale other than Inventory that provides net proceeds to any Debtor in excess of $100,000.00, such proceeds shall be delivered to the Secured Party as collateral for all of the Secured Obligations.

                  SECTION 21. Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until payment in full of the Secured Obligations, (b) be binding upon each Debtor, its successors and assigns, and (c) inure to the benefit of the Secured Party and its respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), the Secured Party may assign or otherwise transfer all or a portion of its interests, rights and obligations under any Note held by it pursuant to the Credit Agreement or pursuant to any Loan Document. Upon the payment in full of the Secured Obligations, the Liens granted hereby shall terminate and all rights to the Collateral shall revert to the Debtors. Upon any such termination, the Secured Party will, at the Debtors' reasonable expense, promptly execute and deliver to the Debtors such documents as the Debtors shall reasonably request to evidence such termination. Any Material Subsidiary of the Company that executes a counterpart of this Agreement after the date of this Agreement shall, upon such execution, become a party hereto as a Debtor.

                  SECTION 22. Survival of Representations and Warranties. All representations and warranties contained in this Agreement or made in writing by or on behalf of the Debtors in connection herewith are true and correct in all material respects when made or deemed made and shall survive the execution and delivery of this Agreement until repayment of the Secured Obligations. Any investigation by the Secured Party shall not diminish in any respect whatsoever its rights to rely on such representations and warranties.

                  SECTION 23. Governing Law; Terms. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

                  SECTION 24. Inconsistencies. In the event of any irreconcilable inconsistences between any provision of this Agreement and any provision of the Credit Agreement and/or the Loan Documents, the provisions of this Agreement shall control.

                  SECTION 25. Counterparts. This Agreement may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same agreement.

                  SECTION 26. Interpretation.

                  (a) In this Agreement, unless a clear contrary intention appears:

                           (i) the singular number includes the plural number
                  and vice versa;

                           (ii) the words "herein," "hereof" and "hereunder" and
                  other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision;

                           (iii) reference to any Person includes such Person's
                  successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually, provided that nothing in this clause (iii) is intended to authorize any assignment not otherwise permitted by this Agreement;

                           (iv) reference to any agreement, document or
                  instrument means such agreement, document or instrument as amended, supplemented or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof, and reference to any Note includes any Note issued pursuant hereto in extension or renewal thereof and in substitution or replacement therefor;

                           (v) unless the context indicates otherwise, reference
                  to any Section or Schedule means such Section hereof or such Schedule hereto;

                           (vi) the words "including" (and with correlative
                  meaning "include") means including, without limiting the generality of any description preceding such term;

                           (vii) with respect to the determination of any period
                  of time, the word "from" means "from and including" and the word "to" means "to but excluding;" and

                           (viii) reference to any law means such as amended,
                  modified, codified or reenacted, in whole or in part, and in effect from time to time.

                  (b) The Section headings herein are for convenience only and shall not affect the construction hereof.

                  (c) No provision of this Agreement shall be interpreted or construed against any Person solely because that Person or its legal representative drafted such provision.

                  SECTION 27. Submission to Jurisdiction. (a) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS, IN HARRIS COUNTY OR THE UNITED STATES FOR THE SOUTHERN DISTRICT OF

TEXAS AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH DEBTOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS WITH RESPECT TO ANY SUCH ACTION OR PROCEEDING. EACH DEBTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT ITS ADDRESS PROVIDED IN SECTION 14, SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE SECURED PARTY OR ANY OF THE PARTIES TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE DEBTORS IN ANY OTHER JURISDICTION.

                  (b) EACH DEBTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (A) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  SECTION 28. Waiver of Jury Trial. EACH PARTY HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR UNDER ANY AMENDMENT, LOAN DOCUMENTS, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM OR RELATING TO ANY BANKING OR FINANCIAL RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY LOAN DOCUMENT, AND AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                  SECTION 29. Final Agreement of the Parties. THIS AGREEMENT (INCLUDING THE SCHEDULES HERETO) AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(A) OF THE TEXAS BUSINESS AND COMMERCE CODE, AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER

HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  IN WITNESS WHEREOF, the Debtors have caused this Agreement to be duly executed and delivered by its officer duly authorized as of the date first above written.


                               COMPANY/DEBTOR:

                                   GROUP MAINTENANCE AMERICA
                                    CORP., a Texas corporation


                                   By:
                                      ------------------------------------------
                                   Name:   Darren B. Miller
                                   Title:  Executive Vice President

                      SUBSIDIARIES/DEBTORS:

                                AA ADVANCE AIR, INC.
                                AA JARL, INC.
                                    (d/b/a Jarrell Plumbing)
                                A-ABC APPLIANCE, INC.
                                A-1 APPLIANCE & AIR CONDITIONING, INC.
                                A-1 MECHANICAL OF LANSING, INC.
                                AIR CONDITIONING ENGINEERS, INC.
                                AIR CONDITIONING, PLUMBING & HEATING SERVICE
                                    CO., INC.
                                AIRCON ENERGY INCORPORATED
                                AIRTRON, INC.
                                AIRTRON OF CENTRAL FLORIDA, INC.
                                ALL SERVICE ELECTRIC, INC.
                                ARKANSAS MECHANICAL SERVICES, INC.
                                    (f/k/a AMS Acquisition Corp.)
                                ATLANTIC INDUSTRIAL CONSTRUCTORS, INC.
                                BARR ELECTRIC CORP.
                                CALLAHAN ROACH PRODUCTS & PUBLICATIONS, INC.
                                CENTRAL AIR CONDITIONING CONTRACTORS, INC.
                                CENTRAL CAROLINA AIR CONDITIONING COMPANY
                                    (f/k/a Central Carolina Acquisition Corp.)
                                CHARLIE CRAWFORD, INC.
                                CLARK CONVERSE ELECTRIC SERVICE, INC.
                                COLONIAL AIR CONDITIONING COMPANY
                                COMMERCIAL AIR HOLDING COMPANY
                                COMMERCIAL AIR, POWER & CABLE, INC.
                                COSTNER BROTHERS, INC.
                                DIVCO, INC.
                                DYNAMIC SOFTWARE CORPORATION
                                EVANS SERVICES, INC.
                                THE FARFIELD COMPANY
                                FERGUSON ELECTRIC CORPORATION
                                GENTZLER ELECTRICAL CONTRACTORS, INC.
                                GILBERT MECHANICAL CONTRACTORS, INC.
                                GROUPMAC HOLDING CORP.
                                HPS PLUMBING SERVICES, INC.
                                HALLMARK AIR CONDITIONING, INC.
                                HUNGERFORD MECHANICAL CORPORATION

                                J.D. STEWARD AIR CONDITIONING, INC.
                                JERRY ALBERT AIR CONDITIONING, INC.
                                K&N PLUMBING, HEATING AND AIR CONDITIONING, INC. LANEY'S, INC.
                                LINFORD SERVICE CO.
                                   (f/k/a LSC Acquisition Corp.)
                                MACDONALD-MILLER CO., INC.
                                MACDONALD-MILLER INDUSTRIES, INC.
                                   (f/k/a MacDonald-Miller Acquisition Corp.)
                                MACDONALD-MILLER SERVICE, INC.
                                MASTERS, INC.
                                   (f/k/a Masters Acquisition Corp.)
                                MECHANICAL INTERIORS, INC.
                                MERRITT ISLAND AIR & HEAT, INC.
                                NEW CONSTRUCTION AIR CONDITIONING, INC.
                                NORON, INC.
                                PAUL E. SMITH CO., INC.
                                PHOENIX ELECTRIC COMPANY
                                RAY AND CLAUDE GOODWIN, INC.
                                RELIABLE MECHANICAL, INC.
                                ROMANOFF ELECTRIC CORP.
                                SIBLEY SERVICES, INCORPORATED
                                SOUTHEAST MECHANICAL SERVICE, INC.
                                   (f/k/a SEMS Acquisition Corp.)
                                STERLING AIR CONDITIONING, INC.
                                SUN PLUMBING, INC.
                                TEAM MECHANICAL, INC.
                                UNITED ACQUISITION CORP.
                                   (d/b/a/ United Service Alliance)
                                VALLEY WIDE PLUMBING AND HEATING, INC.
                                VAN'S COMFORTEMP AIR CONDITIONING, INC.
                                   (f/k/a Van's Acquisition Corp.)
                                VANTAGE MATERIAL CONTRACTORS, INC.
                                WADE'S HEATING AND COOLING, INC.
                                WIEGOLD & SONS, INC.

                                WILLIS REFRIGERATION, AIR CONDITIONING &
                                HEATING, INC.,
                                   (f/k/a Willis Acquisition Corp.)
                                YALE INCORPORATED
                                   (f/k/a Yale Acquisition Corp.)



                                By:
                                   ---------------------------------------------
                                Name:   Darren B. Miller
                                Title:  Vice President



                                GROUPMAC MANAGEMENT CO.


                                By:
                                   ---------------------------------------------
                                Name:   Darren B. Miller
                                Title:  Executive Vice President

                           AGENT/SECURED PARTY:

                                      CHASE BANK OF TEXAS NATIONAL
                                      ASSOCIATION, as Agent for the Banks


                                      By:
                                         ---------------------------------------
                                      Name:   J. M. Walshak
                                      Title:  Vice President

                                   SCHEDULE I

                                 EXCLUDED ASSETS


Excluded Assets means and refers to (A) that portion of the Debtor's personal property which, if included in the Collateral, would violate, be prohibited by, or constitute a default under any agreement, contract, document, or law or would require any consent which has not yet been obtained and (B) Receivables due from any residential customer of any Debtor incurred in connection with the installation of any heating, ventilation or air conditioning equipment not in excess of $2,000,000.00 at any time and including any note receivable in connection therewith; provided any and all proceeds from such excluded assets shall not be excluded assets and shall be Collateral and subject to all of the terms and conditions of this Agreement.

                                  SCHEDULE II-A

                             LOCATIONS OF INVENTORY



                                                               LOCATION OF INVENTORY AND
                  DEBTOR                                         ACCOUNTS RECEIVABLE
                  ------                                       -------------------------

A-ABC Appliance, Inc.                                      Dallas, Texas

A-1 Appliance & Air Conditioning, Inc.                     Dallas, Texas

A-1 Mechanical of Lansing, Inc.                            Lansing, Michigan

AA Advance Air, Inc.                                       Pompano Beach, Florida

AA JARL, Inc. (dba Jarrell Plumbing)                       Houston, Texas

Air Conditioning Engineers, Inc.                           Utica, Michigan

Air Conditioning, Plumbing & Heating                       Denver, Colorado
Service Co., Inc.                                          Longmont, Colorado


Aircon Energy Incorporated                                 Sacramento, California

Arkansas Mechanical Services, Inc.                         North Little Rock, Arkansas
                                                           Fayetteville, Arkansas

Airtron of Central Florida, Inc.                           East Oldsmar, Florida

Airtron, Inc.                                              East Oldsmar, Florida
                                                           Indianapolis, Indiana
                                                           Wichita, Kansas
                                                           Louisville, Kentucky
                                                           Erlanger, Kentucky
                                                           Fairfiled, Ohio
                                                           Cleveland, Ohio
                                                           Columbus, Ohio
                                                           Dayton, Ohio
                                                           Austin, Texas
                                                           Garland, Texas
                                                           Houston, Texas
                                                           San Antonio, Texas

All Service Electric, Inc.                                 Jacksonville, Florida

                                                               LOCATION OF INVENTORY AND
                  DEBTOR                                         ACCOUNTS RECEIVABLE
                  ------                                       --------------------------

Atlantic Industrial Constructors, Inc.                     Richmond, Virginia

Barr Electric Corp.                                        Wheeling, Illinois

Callahan Roach Products & Publications, Inc.               Englewood, Colorado

Central Air Conditioning Contractors, Inc.                 Columbia, Maryland

Central Carolina Air Conditioning Company                  Greensboro, North Carolina
                                                           Winston Salem, North Carolina

Charlie Crawford, Inc.                                     South Houston, Texas

Clark Converse Electric Service, Inc.                      Grove City, Ohio

Colonial Air Conditioning Company                          Bloomfield, Connecticut

Commercial Air, Power & Cable, Inc.                        Beltsville, Maryland

Commercial Air Holding Company                             Beltsville, Maryland

Costner Brothers, Inc.                                     Rock Hill, South Carolina

Divco, Inc.                                                Spokane, Washington

Dynamic Software Corporation                               Gaithersburg, Maryland

Evans Services, Inc.                                       Birmingham, Alabama

The Farfield Company                                       Lititz, Pennsylvania
                                                           Lancaster County, Pennsylvania

Ferguson Electric Corporation                              Colorado Springs, Colorado

Gentzler Electrical Contractors, Inc.                      Dallas, Texas

Gilbert Mechanical Contractors, Inc.                       Minneapolis, Minnesota

GroupMAC Holding Corp.                                     Houston, Texas

GroupMAC Management Co.                                    Houston, Texas

HPS Plumbing Services, Inc.                                Bakersfield, California

Hallmark Air Conditioning, Inc.                            Houston, Texas

Hungerford Mechanical Corporation                          Richmond, Virginia


                                                               LOCATION OF INVENTORY AND
                  DEBTOR                                         ACCOUNTS RECEIVABLE
                  ------                                       -------------------------
J.D. Steward Air Conditioning, Inc.                        Colorado Springs, Colorado

Jerry Albert Air Conditioning, Inc.                        San Antonio, Texas

K&N Plumbing, Heating and Air                              Arlington, Texas

Conditioning, Inc.                                         Las Vegas, Nevada

Laney's, Inc.                                              Fargo, North Dakota

Linford Service Co.                                        Oakland, California
                                                           San Jose, California
                                                           Ontario, California
                                                           San Diego, California
                                                           Sacramento, California

MacDonald-Miller Industries, Inc.                          Seattle, Washington
                                                           Portland, Oregon

MacDonald-Miller Co., Inc.                                 Seattle, Washington
                                                           Portland, Oregon

MacDonald-Miller Service, Inc.                             Seattle, Washington
                                                           Portland, Oregon

Masters, Inc.                                              Gaithersburg, Maryland
                                                           Chantilly, Virginia

Mechanical Interiors, Inc.                                 Dallas, Texas
                                                           Austin, Texas

Merritt Island Air & Heat, Inc.                            Merritt Island, Florida

New Construction Air Conditioning, Inc.                    Holt, Michigan

Noron, Inc.                                                Toledo, Ohio

Paul E. Smith Co., Inc.                                    Indianapolis, Indiana

Phoenix Electric Company                                   Tigard, Oregon

Ray and Claude Goodwin, Inc.                               Jacksonville, Florida

Reliable Mechanical, Inc.                                  Louisville, Kentucky

Romanoff Electric Corp.                                    Toledo, Ohio


                                                               LOCATION OF INVENTORY AND
                  DEBTOR                                         ACCOUNTS RECEIVABLE
                  ------                                       -------------------------
Sibley Services, Incorporated                              Memphis, Tennessee

Southeast Mechanical Service, Inc.                         Hollywood, Florida

Sterling Air Conditioning, Inc.                            Pearland, Texas

Sun Plumbing, Inc.                                         Melbourne, Florida

Team Mechanical, Inc.                                      Kaysville, Utah

United Acquisition Corp.                                   Englewood, Colorado

Valley Wide Plumbing and Heating, Inc.                     Avon, Colorado

Van's Comfortemp Air Conditioning, Inc.                    Delray Beach, Florida

Vantage Material Contractors, Inc.                         Glen Burnie, Maryland

Wade's Heating and Cooling, Inc.                           Ft. Myers, Florida

Wiegold & Sons, Inc.                                       Naples, Florida

Willis Refrigeration, Air Conditioning &                   Cincinnati, Ohio
Heating, Inc.

Yale Incorporated                                          Minneapolis, Minnesota

                                  SCHEDULE II-B

                        CHIEF EXECUTIVE OFFICE LOCATIONS
                                   OF DEBTORS



              DEBTORS                                        LOCATION OF CHIEF EXECUTIVE OFFICE
              -------                                        ----------------------------------
AA Advance Air, Inc.                                       1920 N.W. 32nd Street
                                                           Pompano Beach, Florida 33064

AA JARL, Inc. (dba Jarrell Plumbing)                       6920 Winton
                                                           Houston, Texas 77021

A-ABC Appliance, Inc.                                      14001 Distribution Way
                                                           Dallas, Texas 75234

A-1 Appliance & Air Conditioning, Inc.                     14001 Distribution Way
                                                           Dallas, Texas 75234

A-1 Mechanical of Lansing, Inc.                            615 S. Waverly Road
                                                           Lansing, Michigan 48917

Air Conditioning Engineers, Inc.                           5250 Auburn Road
                                                           Utica, Michigan 48317

Air Conditioning, Plumbing & Heating                       4350 Race Street
Service, Co.                                               Denver, Colorado 80216

Aircon Energy Incorporated                                 4234 N. Freeway Blvd., Suite 100
                                                           Sacramento, California 95834

Airtron, Inc.                                              7813 North Dixie Drive
                                                           Dayton, Ohio 45414

Airtron of Central Florida, Inc.                           7813 North Dixie Drive
                                                           Dayton, Ohio   45414

All Service Electric, Inc.                                 1556 Whitlock
                                                           Jacksonville, Florida 32211

Arkansas Mechanical Services, Inc.                         2201 Lincoln Road
                                                           N. Little Rock, Arkansas 72115

Atlantic Industrial Constructors, Inc.                     4500 Oakley's Lane
                                                           Richmond, Virginia   23231



              DEBTORS                                        LOCATION OF CHIEF EXECUTIVE OFFICE
              -------                                        ----------------------------------
Barr Electric Corp.                                        222 East Marquardt Drive
                                                           Wheeling, Illinois   60090

Callahan Roach Products & Publications, Inc.               8955 E. Nichols Ave. #200
                                                           Englewood, Colorado 80112

Central Air Conditioning Contractors, Inc.                 9195 Red Branch Road
                                                           Columbia, Maryland 21045-2000

Central Carolina Air Conditioning Company                  1800 Fairfax Road
                                                           Greensboro, North Carolina 27407

Charlie Crawford, Inc.                                     1309 Pennsylvania
                                                           South Houston, Texas 77587

Clark Converse Electric Service, Inc.                      3783 Gantz Road
                                                           Grove City, Ohio 43123

Colonial Air Conditioning Company                          4 Northwood Drive
                                                           Bloomfield, Connecticut 06002

Commercial Air Holding Company                             12100 Baltimore Avenue
                                                           Beltsville, Maryland   20705

Commercial Air, Power & Cable, Inc.                        12100 Baltimore Avenue
                                                           Beltsville, Maryland   20705

Costner Brothers, Inc.                                     3175 Lesslie Hwy.
                                                           Rock Hill, South Carolina 29730

Divco, Inc.                                                715 Madelia Street
                                                           Spokane, Washington  99220

Dynamic Software Corporation                               7891 Beechcraft Avenue
                                                           Gaithersburg, Maryland  20879-1580

Evans Services, Inc.                                       2406 Valleydale Road
                                                           Birmingham, Alabama  35244

The Farfield Company                                       312 Meadow Valley Road
                                                           Lititz, Pennsylvania  17543

Ferguson Electric Corporation                              1410 Ford Street
                                                           Colorado Springs, Colorado  80915



              DEBTORS                                        LOCATION OF CHIEF EXECUTIVE OFFICE
              -------                                        ----------------------------------
Gentzler Electrical Contractors, Inc.                      10510 Markison
                                                           Dallas, Texas   75238

Gilbert Mechanical Contractors, Inc.                       4451 West 76th Street
                                                           Minneapolis, Minnesota   55435

GroupMAC Holding Corp.                                     8 Greenway Plaza, Suite 1500
                                                           Houston, Texas 77046

GroupMAC Management Co.                                    8 Greenway Plaza, Suite 1500
                                                           Houston, Texas 77046

HPS Plumbing Services, Inc.                                401 34th Street
                                                           Bakersfield, California   43301

Hallmark Air Conditioning, Inc.                            4517 Southerland Road
                                                           Houston, Texas 77092

Hungerford Mechanical Corporation                          3800 Deepwater Terminal Road
                                                           Richmond, Virginia 23234

J. D. Steward Air Conditioning, Inc.                       655 Elkton Drive
                                                           Colorado Springs, Colorado 80907

Jerry Albert Air Conditioning, Inc.                        13718 Lookout Road
                                                           San Antonio, Texas   78233

K & N Plumbing, Heating and Air                            2706 W. Pioneer Highway
Conditioning, Inc.                                         Arlington, Texas 76013

Laney's, Inc.                                              55 S. 27th Street
                                                           Fargo, North Dakota  58103

Linford Service Co.                                        2850 Poplar Street
                                                           Oakland, California 94608

MacDonald-Miller Industries, Inc.                          7717 Detroit S.W.
                                                           Seattle, Washington 98106-1903

MacDonald-Miller Co., Inc.                                 7717 Detroit S.W.
                                                           Seattle, Washington 98106-1903

MacDonald-Miller Service, Inc.                             7717 Detroit S.W.
                                                           Seattle, Washington 98106-1903



              DEBTORS                                        LOCATION OF CHIEF EXECUTIVE OFFICE
              -------                                        ----------------------------------
Masters, Inc.                                              7891 Beechcraft
                                                           Gaithersburg, Maryland 20879

Mechanical Interiors, Inc.                                 256 Regal Row
                                                           Dallas, Texas 75247-5202

Merritt Island Air & Heat, Inc.                            625 Cypress Street
                                                           Merritt Island, Florida  32952

New Construction Air Conditioning, Inc.                    1900 Cedar Street
                                                           Holt, Michigan 48842

Noron, Inc.                                                5465 Enterprise
                                                           Toledo, Ohio 43612

Paul E. Smith Co., Inc.                                    8171 West 10th Street
                                                           Indianapolis, Indiana 46214

Phoenix Electric Company                                   7379 S.W. Tech Center Drive
                                                           Tigard, Oregon 97223

Ray and Claude Goodwin, Inc.                               1033 S. Edgewood Avenue
                                                           Jacksonville, Florida 32205

Reliable Mechanical, Inc.                                  13035 Middletown Industrial Blvd.
                                                           Louisville, Kentucky  40223

Romanoff Electric Corp.                                    5055 Enterprise Blvd.
                                                           Toledo, Ohio   43612

Sibley Services, Incorporated                              1892 Lynnbrook Place
                                                           Memphis, Tennessee 38116

Southeast Mechanical Service, Inc.                         2100 SW 57th Terrace
                                                           Hollywood, Florida 33023

Sterling Air Conditioning, Inc.                            1331 East Broadway
                                                           Pearland, Texas 77581

Sun Plumbing, Inc.                                         6935 Vicki Circle
                                                           Melbourne, Florida  32902

Team Mechanical, Inc.                                      151 N. 600 West
                                                           Kaysville, Utah 84037



              DEBTORS                                        LOCATION OF CHIEF EXECUTIVE OFFICE
              -------                                        ----------------------------------
United Acquisition Corp. (dba United Service               8955 E. Nichols Ave., #200
Alliance)                                                  Englewood, Colorado  80112

Valley Wide Plumbing and Heating, Inc.                     431 Metcalf Road
                                                           Avon, Colorado 81620

Van's Comfortemp Air Conditioning, Inc.                    135 S. Congress
                                                           Delray Beach, Florida 33445

Vantage Mechanical Contractors, Inc.                       970 North Langley Road
                                                           Glen Burnie, Maryland   21061

Wade's Heating and Cooling, Inc.                           12901-1 Metro Parkway
                                                           Ft. Myers, Florida   33912

Wiegold & Sons, Inc.                                       2255 J&C Blvd.; Pine Ridge Industrial Park
                                                           Naples, Florida 34109

Willis Refrigeration, Air Conditioning &                   885 Ohio Pike
Heating, Inc.                                              Cincinnati, Ohio 45245

Yale Incorporated                                          9649 Girard Avenue
                                                           South, Minneapolis, Minnesota 55431

                                  SCHEDULE III

                                   UCC FILINGS


                                                                           LOCATION OF UCC-1 FILINGS
                                                                          (SECRETARY OF STATE, UNLESS
                         DEBTORS                                             OTHERWISE INDICATED)
                         -------                                           --------------------------
Group Maintenance America Corp.                            Florida; Indiana; Marion County, Indiana; Kansas;
                                                           Kentucky; Ohio; and Texas

A-ABC Appliance, Inc.                                      Texas

A-1 Appliance & Air Conditioning, Inc.                     Texas

A-1 Mechanical of Lansing, Inc.                            Michigan

AA Advance Air, Inc.                                       Florida

AA JARL, Inc.                                              Texas

Air Conditioning Engineers, Inc.                           Michigan

Air Conditioning, Plumbing & Heating Service Co.,          Colorado
Inc.

Aircon Energy Incorporated                                 California

Airtron, Inc.                                              Delaware; Florida; Indiana; Marion County, Indiana;
                                                           Kansas; Kentucky; Ohio; and Texas

Airtron of Central Florida, Inc.                           Florida and Ohio

All Service Electric, Inc.                                 Florida

Arkansas Mechanical Services, Inc.                         Arkansas

Atlantic Industrial Constructors, Inc.                     Virginia

Barr Electric Corp.                                        Illinois

Callahan Roach Products & Publications, Inc.               Colorado

Central Air Conditioning Contractors, Inc.                 Maryland

Central Carolina Air Conditioning Company                  North Carolina

Charlie Crawford, Inc.                                     Texas

Clark Converse Electric Service, Inc.                      Ohio

Colonial Air Conditioning Company                          Connecticut

Commercial Air, Power & Cable, Inc.                        Maryland

Commercial Air Holding Company                             Maryland


                                                                           LOCATION OF UCC-1 FILINGS
                                                                          (SECRETARY OF STATE, UNLESS
                         DEBTORS                                             OTHERWISE INDICATED)
                         -------                                           --------------------------

Costner Brothers, Inc.                                     South Carolina

Divco, Inc.                                                Washington

Dynamic Software Corporation                               Maryland

Evans Services, Inc.                                       Alabama

The Farfield Company                                       Pennsylvania

Ferguson Electric Corporation                              Colorado

Gentzler Electrical Contractors, Inc.                      Texas

Gilbert Mechanical Contractors, Inc.                       Minnesota

GroupMAC Holding Corp.                                     Texas

GroupMAC Management Co.                                    Texas

HPS Plumbing Services, Inc.                                California

Hallmark Air Conditioning, Inc.                            Texas

Hungerford Mechanical Corporation                          Virginia

J.D. Steward Air Conditioning, Inc.                        Colorado

Jerry Albert Air Conditioning, Inc.                        Texas

K&N Plumbing, Heating and Air Conditioning, Inc.           Texas and Nevada

Laney's, Inc.                                              North Dakota

Linford Service Co.                                        California

MacDonald-Miller Industries, Inc.                          Oregon and Washington

MacDonald-Miller Co., Inc.                                 Oregon and Washington

MacDonald-Miller Service, Inc.                             Oregon and Washington

Masters, Inc.                                              Maryland and Virginia

Mechanical Interiors, Inc.                                 Texas

Merritt Island Air & Heat, Inc.                            Florida

New Construction Air Conditioning, Inc.                    Michigan

Noron, Inc.                                                Ohio


                                                                           LOCATION OF UCC-1 FILINGS
                                                                          (SECRETARY OF STATE, UNLESS
                         DEBTORS                                             OTHERWISE INDICATED)
                         -------                                          ---------------------------


Paul E. Smith Co., Inc.                                    Indiana and Marion County, Indiana

Phoenix Electric Company                                   Oregon

Ray and Claude Goodwin, Inc.                               Florida

Reliable Mechanical, Inc.                                  Kentucky

Romanoff Electric Corp.                                    Ohio

Sibley Services, Incorporated                              Tennessee

Southeast Mechanical Service, Inc.                         Florida

Sterling Air Conditioning, Inc.                            Texas

Sun Plumbing, Inc.                                         Florida

Team Mechanical, Inc.                                      Utah

United Acquisition Corp.                                   Colorado

Valley Wide Plumbing and Heating, Inc.                     Colorado

Van's Comfortemp Air Conditioning, Inc.                    Florida

Vantage Material Contractors, Inc.                         Maryland

Wade's Heating and Cooling, Inc.                           Florida

Wiegold & Sons, Inc.                                       Florida

Willis Refrigeration, Air Conditioning & Heating, Inc.     Ohio

Yale Incorporated                                          Minnesota

                                                             EXHIBIT 4.01(d)(ii)




                  SECOND AMENDED AND RESTATED PLEDGE AGREEMENT

                  This SECOND AMENDED AND RESTATED PLEDGE AGREEMENT (as the same may be amended, amended and restated, modified, or supplemented from time to time, this "Agreement") dated as of October 15, 1998 is executed by GROUP MAINTENANCE AMERICA CORP., a Texas corporation with an office at 8 Greenway Plaza, Suite 1500, Houston, TX 77046 (the "Company"), the subsidiaries of the Company signatory hereto now or in the future (such subsidiaries with the Company, collectively the "Pledgors" and individually, a "Pledgor") in favor of CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, a national banking association with its principal offices in Houston, Harris County, Texas, as agent for itself and for the banks under the Second Amended and Restated Credit Agreement, as hereinafter defined (in such capacity, the "Secured Party").


                             PRELIMINARY STATEMENTS

                           WHEREAS, the Pledgors own the shares (the "Pledged
Shares") of stock described in Schedule I attached hereto and issued by the corporations named therein; and

                           WHEREAS, the Company, the Secured Party, as agent
(then known as Texas Commerce Bank National Association) and the banks party thereto entered into that one certain Credit Agreement dated December 11, 1997 (as amended, the "First Credit Agreement" ), relating to the extension of a series of loans with a commitment totaling $75,000,000.00 by said banks to the Company; and

                           WHEREAS, the Company and certain of its subsidiaries,
as guarantors, the Secured Party, as agent, the banks and financial institutions listed on the signature pages thereto, ABN Amro Bank, N.V. and Paribas, as co-agents agreed to amend and restate the First Credit Agreement pursuant to the terms and conditions of the Amended and Restated Credit Agreement dated June 12, 1998 (the "Amended and Restated Credit Agreement" and together with the First Credit Agreement, the "Prior Credit Agreement"), relating to the extension of a series of loans with a commitment totaling $125,000,000.00 by said banks to the Company; and

                           WHEREAS, the Secured Party, as agent, the banks party
thereto (the "Banks"), Bank of America Texas, N.A., as co-agent, Paribas, as syndication agent, ABN AMRO Bank, N.V., as documentation agent, and the Pledgors desire to amend and restate the Prior Credit Agreement and have entered into that certain Second Amended and Restated Credit Agreement dated as of October 15, 1998 (as amended, amended and restated, modified or supplemented from time to time, the "Credit Agreement"), under the terms of which the Banks agreed to make available to the Company, a loan of up to $230,000,000.00; and

                           WHEREAS, in connection with the Prior Credit
Agreement and as partial security thereof, the Secured Party, the Company and certain of its subsidiaries entered into that one certain Pledge Agreement dated December 11, 1997, which was amended and restated pursuant to the Amended and Restated Pledge Agreement dated June 12, 1998 among the Secured Party, the Company and certain of its subsidiaries (collectively, the "Prior Pledge Agreement") pledging certain shares of stock held by each of them to the Secured Party; and

                           WHEREAS, each of the Pledgors will benefit, directly
or indirectly, from the execution of this Pledge Agreement and the granting of a security interest in the "Pledged Collateral" (hereinafter defined) in which each Pledgor, respectively, has any right, title, or interest as security for all of the "Secured Obligations" (hereinafter defined); and

                           WHEREAS, it is a condition precedent to the
obligation of the Banks to make Loans to the Company under the Credit Agreement that the Pledgors shall execute and deliver this Agreement to the Secured Party; and

                           WHEREAS, the Pledgors desire to execute this
Agreement in order to satisfy such condition precedent and to secure the obligations under the Credit Agreement and letters of credit from time to time issued.

                           NOW THEREFORE, in consideration of the foregoing
premises and in order to induce the Banks to extend the loans and issue letters of credit pursuant to the terms of the Credit Agreement, the Pledgors hereby agree to amend and restate the Prior Pledge Agreement as follows:

                           SECTION 1. Defined Terms and Related Matters.

                           (a) Each capitalized term used herein (including,
without limitation, in the introductory paragraph and recitals hereof) and not defined herein shall have the meaning assigned to such term in the Credit Agreement and/or a Loan Document.

                           (b) "Pledged Shares" means one hundred percent (100%)
of the shares of all stock of any Pledgor in any domestic Subsidiaries whether certificated or uncertificated, as set forth on Schedule I hereto.

                           (c) "UCC" means the Uniform Commercial Code as in
effect on the date hereof in the State of Texas; provided that if by mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interests granted pursuant to Section 2 hereof, as well as all other security interests created or assigned as additional security for the Secured Obligations pursuant to the provisions of this Agreement, in any Collateral is governed by the UCC as in effect in a jurisdiction other than Texas, "UCC" means the UCC as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

                           (d) "Secured Obligations" means all obligations,
contingent or otherwise, of the Company or any Pledgor pursuant to any of the Loan Documents, including, without limitation, all sums owing by the Company or any Pledgor to the Secured Party under any of the Loan Documents, and any obligations outstanding now or in the future, including, but not limited to, any letters of credit issued by the Agent or any other Bank and any interest rate swaps, hedges or similar agreements between any Pledgor or any of its Subsidiaries and any of the Banks all on a pari passu basis.

                           (e) All rights and interests granted to the Secured
Party under the Prior Pledge Agreement are hereby ratified and renewed and brought forward herein to the extent same are not inconsistent herewith. This Agreement shall be a restatement of the Prior Pledge Agreement but shall not invalidate or adversely affect any rights or interests granted to the Secured Party thereunder or affect the priority thereof except as expressly set forth herein.

                           SECTION 2. Pledges. The Pledgors hereby pledge to the
Secured Party and grant to the Secured Party, a Lien and security interest in the following collateral (collectively, the "Pledged Collateral") as set forth below:

                                    (i) The Pledged Shares and the certificates,
                           if any, representing the Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, or in exchange for, any or all of the Pledged Shares;

                                    (ii) All additional shares of stock of any
                           issuer of any Pledged Shares of such stock from time to time acquired by any Pledgor, and the certificates representing such additional shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and

                                    (iii) All proceeds of any of the foregoing.

                           The inclusion of proceeds in this Agreement does not
authorize the Pledgors to sell, dispose of or otherwise use the Pledged Collateral in any manner not specifically authorized hereby.

                           SECTION 3. Security for Obligations. This Agreement
secures on a first and prior basis, except for the Permitted Liens and other Liens permitted under the Credit Agreement, the prompt and complete payment and performance of the Secured Obligations.

                           SECTION 4. Delivery of Pledged Collateral. All
certificates, if any, representing or evidencing the Pledged Collateral shall be delivered to and held by the Secured Party and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Party.

                           SECTION 5. Representations and Warranties. Each of
the Pledgors represents and warrants as follows:

                           (a) The principal place of business and chief
executive office of the Company and the office where it keeps its records concerning the Pledged Collateral are located at the address specified in the introductory paragraph to this Agreement or at such other locations disclosed to the Secured Party after the date hereof. Each other Pledgor has its chief executive office at the location shown on Schedule II hereto or at such other locations as disclosed to the Secured Party after the date hereof.

                           (b) The Pledged Shares have been duly authorized and
validly issued and are fully paid and non-assessable.

                           (c) The Pledgors are the legal and beneficial owners
of the Pledged Shares free and clear of any Lien, security interest, option or other charge or encumbrance except for the Permitted Liens and other Liens permitted under the Credit Agreement.

                           (d) The delivery of the Pledged Shares to the Secured
Party pursuant to this Agreement and the filing of financing statements, if applicable, creates a valid and perfected first priority security interest in the Pledged Shares (subject only to Permitted Liens and other Liens permitted under the Credit Agreement), securing the payment of the Secured Obligations.

                           (e) No authorization, approval, or other action by,
and no notice to or filing with, any governmental authority is required either
(i) for the pledge by the Pledgors of the Pledged Shares pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgors or (ii) for the exercise by the Secured Party of the voting or other rights provided for in this Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally).

                           (f) All shares of stock in any domestic Subsidiary
are pledged to the Secured Party hereunder.

                           (g) The Subsidiaries listed on Schedule 5.16 of the
Credit Agreement are all of the Subsidiaries of the Company as of the Execution Date and the address given for such Subsidiaries is the correct mailing address as of the Execution Date.

                           SECTION 6. Further Assurances. (a) Each Pledgor
agrees that from time to time, at the reasonable expense of the Pledgor, each Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that the Secured Party may reasonably request as being necessary or desirable, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral. Without limiting the generality of the foregoing, each Pledgor will execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices as the Secured Party may reasonably request as being necessary or desirable in order to perfect and preserve the security interests granted or purported to be granted hereby.

                           (b) Each Pledgor hereby authorizes the Secured Party
for the benefit of itself and the Banks to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Pledged Collateral without the signature of such Pledgor, in each case where permitted by law. A carbon, photographic or other reproduction of any financing statement executed by each Pledgor covering the Pledged Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                           (c) Each Pledgor will furnish to the Secured Party
from time to time statements and schedules further identifying and describing the Pledged Collateral as the Secured Party may reasonably request, all in reasonable detail.

                           (d) Each Pledgor will promptly notify the Secured
Party of any change of its name, corporate structure, federal employer identification number or the address of its principal place of business or chief executive office where its books and records are maintained.

                           (e) Each Pledgor shall keep its principal place of
business and chief executive office and the office where it keeps its records concerning the Pledged Collateral at the location or locations therefor specified in Section 5(a) or, upon 30 days' prior written notice to the Secured Party, at such other locations in a jurisdiction where all action required by this Section 6(a) shall have been taken with respect to the Pledged Collateral. Each Pledgor will hold and preserve such records and will upon reasonable notice permit representatives of the Secured Party at any time during normal business hours to inspect and make abstracts from such records.

                           SECTION 7. Voting Rights. (a) So long as no Event of
Default shall have occurred and be continuing, the Pledgors shall be entitled to exercise any and all voting and other rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement, the Credit Agreement, or any Loan Documents.

                           (b) Upon the occurrence and during the continuance of
an Event of Default, all rights of the Pledgors to exercise the voting rights which they would otherwise be entitled to exercise pursuant to Section 7(a) hereof shall cease for so long as such Event of Default shall continue, and the Secured Party shall thereupon have the sole right to exercise such voting rights.

                           SECTION 8. Dividends. If dividends with respect to
the Pledged Collateral are received by the Pledgors in violation of the terms of the Loan Documents, such dividends shall be received in trust for the benefit of the Secured Party for itself and for the benefit of the Banks, shall be segregated from other funds of the Pledgors and shall be forthwith paid over to the Secured Party as Pledged Collateral in the same form as so received.

                           SECTION 9. Transfers and Other Liens; Additional
Shares. (a) The Pledgors shall not: (i) sell, assign (by agreement, operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral except for transfers to other Pledgors or other wholly owned Subsidiaries of Pledgors which agree to be bound by the terms hereof or (ii) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for the Permitted Liens and other liens permitted under the Credit Agreement.

                           (b) The Pledgors agree that they will (i) cause the
companies that issued the shares that constitute the Pledged Collateral not to issue any stock or other securities in addition to, or in substitution for, the Pledged Collateral, except to the Pledgor and (ii) pledge to the Secured Party hereunder, immediately upon such acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of such companies.

                           (c) Notwithstanding the foregoing or any other
provision hereof, any Subsidiary may be merged with any other Subsidiary whose shares have been pledged pursuant hereto or pursuant to any Adoption Agreement or other Security Document or with the Company.

                           SECTION 10. Secured Party Appointed Attorney-in-Fact.
The Pledgors hereby irrevocably appoint the Secured Party for the benefit of itself and for the benefit of the Banks as the Pledgors' attorney-in-fact, with full authority in the place and stead of the Pledgors and in the name of the Pledgors, from time to time in the Secured Party's sole reasonable discretion after the occurrence of an Event of Default and during the continuance thereof, to take any action and to execute any instrument which the Secured Party may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all certificates made payable to the Pledgors representing any dividend or other distribution in respect of the Pledged Collateral or any part thereof. Upon the occurrence and during the continuance of an Event of Default, the Secured Party shall have the right, in its sole discretion and without notice to the Pledgors, to transfer to or to register in the name of the Secured Party or any of its nominees, for the benefit of itself and the Banks, any or all of the Pledged Collateral.

                           SECTION 11. Secured Party May Perform. If any Pledgor
fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Secured Party incurred in connection therewith shall be payable upon demand by such Pledgor and if not paid shall bear interest at the Default Rate set forth in the Credit Agreement.

                           SECTION 12. The Secured Party's Duties. The powers
conferred on the Secured Party hereunder are solely to protect its interest and the interests of Banks in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. In regard to any

Pledgor, except for reasonable care in the custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, neither the Secured Party nor any other party shall have any duty as to any Pledged Collateral or as to the taking of any reasonably necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Collateral. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property, it being understood that the Secured Party shall not have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters or (b) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

                           SECTION 13. Remedies upon Default. If any Event of
Default shall have occurred and be continuing:

                           (a) The Secured Party for itself and for the benefit
of the Banks may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral), and the Secured Party may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Secured Party's offices or elsewhere, for cash, or for future delivery, and upon such other terms as are commercially reasonable. Each Pledgor agrees that, to the extent notice of sale shall be required by applicable law, at least ten (10) days' notice to the Pledgors of the time and place of any public sale or of the time after which any private sale is to be made shall constitute reasonable notification thereof. The Secured Party shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                           (b) Any cash received by the Secured Party shall be
applied to repay the Secured Obligations. Any surplus of such cash or cash proceeds held by the Secured Party and remaining after payment in full of all the Secured Obligations shall be paid over to the Pledgors or to whomsoever may be lawfully entitled to receive such surplus.

                           (c) In connection with the sale of any Pledged
Collateral, the Secured Party is authorized, but not obligated, to limit prospective purchasers to the extent deemed necessary or desirable by the Secured Party to render such sale exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state laws and regulations, and no sale so made in good faith by the Secured Party shall be deemed not to be "commercially reasonable" because so made.

                           (d) All rights and remedies of the Secured Party
expressed herein are in addition to all other rights and remedies possessed by the Secured Party under the Credit Agreement and any other agreement or instrument relating to the Obligations.

                           SECTION 14. Additional Provisions Concerning Sales of
Pledged Collateral. (a) The Pledgors recognize that the Secured Party may be unable to effect a public sale of any or all of the Pledged Collateral by reason of certain prohibitions contained in the laws of any jurisdiction outside the United States or in the Securities Act and applicable state securities laws, but may instead be compelled to resort to one or more private sales thereof to a restricted group of purchasers who shall be obligated to agree, among other things, to acquire such Pledged Collateral for their own account for investment and not with a view to the distribution or resale thereof. The Pledgors acknowledge and agree that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agree that any such private sale shall, to the extent permitted by law, be deemed to have been made in a commercially reasonable manner. The Secured Party shall not be under any obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the Pledgors to register such securities under the laws of any jurisdiction outside the United States, under the Securities Act or under any applicable state securities laws, even if the Pledgors would agree to do so.

                           (b) The Pledgors further agree to do or cause or be
done, to the extent that the Pledgors may legally do so, all such other acts and things as may be necessary to make such sales or resales of any portion or all of the Pledged Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental authorities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Pledgors' expense; provided, however, that the Pledgors shall not be obligated to register such securities under the laws of any jurisdiction including, without limitation, under the Securities Act. The Pledgors further agree that a breach of any of the covenants contained in this Section shall cause irreparable injury to the Secured Party, and that the Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section shall be specifically enforceable against the Pledgors, and, to the fullest extent permitted by law, the Pledgors hereby waive and agree not to assert as a defense against an action for specific performance of such covenants that (i) the Pledgors' failure to perform such covenants shall not cause irreparable injury to the Secured Party or the Banks or (ii) the Secured Party for itself and on behalf of the Banks has an adequate remedy at law in respect of such breach.

                           SECTION 15. Indemnity and Expenses. (a) The Pledgors
hereby agree to indemnify the Secured Party from and against any and all claims, losses and liabilities growing out of or resulting from enforcement of this Agreement, except claims, losses or liabilities, if any, resulting from the Secured Party's gross negligence or willful misconduct. SUBJECT TO THE FOREGOING, IT IS THE EXPRESS INTENTION OF THE PLEDGORS THAT THE SECURED PARTY SHALL BE INDEMNIFIED AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DEFICIENCIES, JUDGMENTS OR

EXPENSES ARISING OUT OF OR RESULTING FROM THE ORDINARY CONTRIBUTORY OR ORDINARY CONCURRENT NEGLIGENCE OF ANY SUCH PERSON.

                           (b) The Pledgors shall, upon demand, but subject to
the terms of the Credit Agreement, pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of the such party's counsel and of its experts, that the Secured Party may incur in connection with (i) administration of this Agreement, (ii) the evaluation, appraisal, custody or preservation of, or sale of, collection from, or other realization upon any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Secured Party for itself and for the benefit of the Banks hereunder or (iv) the failure by the Pledgors to perform or observe any of the provisions of this Agreement. Each Pledgor agrees to pay interest on any sums payable to the Secured Party hereunder that are not paid when due at a rate per annum equal to the Default Rate set forth in the Credit Agreement.

                           SECTION 16. Amendments, Etc. No amendment or waiver
of any provision of this Agreement, nor consent to any departure by the Pledgors herefrom, shall in any event be effective unless the same shall be in writing and signed by the Secured Party with the requisite consent of all other Banks, if applicable, and the Pledgors, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose of which given.

                           SECTION 17. Addresses for Notices. All notices and
other communications to any Pledgor provided for hereunder shall be given in the manner and at the addresses and telecopy numbers as set forth for the Company in the Credit Agreement, and shall become effective as specified in the Credit Agreement and/or Loan Documents.

                           SECTION 18. Waiver of Marshaling. All rights of
marshaling of assets of the Pledgors, including any such right with respect to the Pledged Collateral, are hereby waived by the Pledgors.

                           SECTION 19. Limitation by Law. All rights, remedies
and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they shall not render this Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

                           SECTION 20. Severability. Should any clause,
sentence, paragraph, subsection or Section of this Agreement be judicially declared to be invalid, unenforceable or void, such decision shall not have the effect of invalidating or voiding the remainder of this Agreement, and the parties hereto agree that the part or parts of this Agreement so held to be invalid or unenforceable shall be deemed to have been stricken herefrom by the parties hereto, and the remainder of this Agreement shall have the same force and effectiveness as if such stricken part or parts had never been included herein.

                           SECTION 21. Termination; Reinstatement. (a) Each
Pledgor agrees that this Agreement and the Liens granted hereunder shall terminate when, but only when, all Secured Obligations have been fully and finally paid and performed and all Banks' Commitments under the Credit Agreement and/or Loan Documents have expired or been terminated. At any time thereafter upon the Pledgor's request, the Secured Party shall promptly reassign and redeliver, including the termination of any financing statements (or cause to be reassigned and redelivered) to the Pledgors, or to such Person or Persons as the Pledgors shall designate in writing, against receipt, such of the Pledged Collateral (if any) as shall not have been sold or otherwise applied by the Secured Party for the benefit of itself or the Banks pursuant to the terms hereof and shall still be held by it hereunder. Any such reassignment shall be without recourse upon, or representation or warranty by, the Secured Party (other than that the Secured Party for the benefit of itself and the Banks has not sold, encumbered or otherwise transferred any interest in the Collateral except as provided in this Agreement) and shall be at the sole reasonable cost and expense of the Pledgors.

                           (b) This Agreement shall continue to be effective or
be reinstated, as the case may be, if at any time any amount received by the Secured Party or any other of the Banks in respect of the Secured Obligations is rescinded or must otherwise be restored or returned by the Secured Party or such other Banks upon the filing of any bankruptcy proceeding by or of the Pledgors or upon the appointment of any intervenor or conservator of, or trustee or similar official for, the Pledgors or any substantial part of their assets, or otherwise, all as though such payments had not been made.

                           SECTION 22. No Waiver; Remedies. No failure on the
part of the Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by applicable law.

                           SECTION 23. Continuing Security Interest; Transfer of
the Notes. This Agreement creates a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until the full and final payment and performance of the Secured Obligations after the Pledgors shall have no further obligation under the Loan Documents, (b) be binding upon each Pledgor, its successors and assigns and (c) inure to the benefit of the Secured Party for the benefit of itself and the Banks and their respective permitted successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any of the Banks may assign or otherwise transfer all or a portion of its interests, rights and obligations in the Pledged Collateral held by it pursuant to the Credit Agreement, or pursuant to any Loan Document, to any other Person in accordance with the terms of the Credit Agreement, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Secured Party for itself and for the benefit of the Banks herein or otherwise. Upon the termination of the Secured Obligations, the Liens granted hereby in accordance with the foregoing shall revert to Pledgors, and the Secured Party will, at the Pledgors' sole cost and expense, promptly execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination. Any Subsidiary of the Company that executes a counterpart of this Agreement after the date of this Agreement shall, upon such execution, become a party hereto as a Pledgor.

                           SECTION 24. Security Interest Absolute. All rights of
the Secured Party for itself and for the benefit of Banks and security interests hereunder, and all obligations of the Pledgors hereunder, shall be absolute and unconditional irrespective of:

                           (a) any lack of validity or enforceability of the
Credit Agreement, any of the Notes, or any other Loan Document;

                           (b) any change in the time, manner or place or
payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any of the Notes, or any other Loan Documents;

                           (c) any exchange, release or non-perfection of any
other collateral, or any release or amendment or waiver of or consent to departure from any guaranty for all or any of the Secured Obligations; or

                           (d) any other circumstance which might otherwise
constitute a defense available to, or a discharge of, the Pledgors or any other third party.

                           SECTION 25. Governing Law. THIS AGREEMENT SHALL BE
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

                           SECTION 26. Inconsistencies. In the event of any
irreconcilable inconsistences between any provision of this Security Agreement and any provision of the Credit Agreement and/or the Loan Documents, the provisions of this Agreement shall control.

                           SECTION 27. Counterparts. This Agreement may be
executed in any number of counterparts, and by different parties hereto in separate counterparts either in original form or by telecopy, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same agreement.

                           SECTION 28. Interpretation.

                           (a) In this Security Agreement, unless a clear
contrary intention appears:

                                    (i) the singular number includes the plural
                           number and vice versa;



                                    (ii) the words "herein," "hereof" and
                           "hereunder" and other words of similar import refer to this Security Agreement as a whole and not to any particular Article, Section or other subdivision;

                                    (iii) reference to any Person includes such
                           Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by this Security Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually, provided that nothing in this clause (iii) is intended to authorize any assignment not otherwise permitted by this Security Agreement;

                                    (iv) reference to any agreement, document or
                           instrument means such agreement, document or instrument as amended, supplemented or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof, and reference to any Note includes any Note issued pursuant hereto in extension or renewal thereof and in substitution or replacement therefor;

                                    (v) unless the context indicates otherwise,
                           reference to any Article, Section, Schedule or Exhibit means such Article or Section hereof or such Schedule or Exhibit hereto;

                                    (vi) the words "including" (and with
                           correlative meaning "include") means including, without limiting the generality of any description preceding such term;

                                    (vii) with respect to the determination of
                           any period of time, the word "from" means "from and including" and the word "to" means "to but excluding"; and

                                    (viii) reference to any law means such as
                           amended, modified, codified or reenacted, in whole or in part, and in effect from time to time.

                           (b) The Section headings herein are for convenience
only and shall not affect the construction hereof.

                           (c) No provision of this Security Agreement shall be
interpreted or construed against any Person solely because that Person or its legal representative drafted such provision.

                           SECTION 29. Submission to Jurisdiction. (a) ANY LEGAL
ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS, IN HARRIS COUNTY OR THE UNITED STATES FOR THE SOUTHERN DISTRICT OF TEXAS AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PLEDGOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS WITH RESPECT TO ANY SUCH ACTION OR PROCEEDING. EACH PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT ITS ADDRESS PROVIDED IN TRANSACTION DOCUMENTS, SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE SECURED PARTY OR ANY OF THE PARTIES TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE PLEDGORS IN ANY OTHER JURISDICTION.

                           (b) EACH PLEDGOR HEREBY IRREVOCABLY WAIVES ANY
OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (A) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                           SECTION 30. Waiver of Jury Trial. EACH PARTY HEREBY
WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR UNDER ANY AMENDMENT, LOAN DOCUMENTS, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM OR RELATING TO ANY BANKING OR FINANCIAL RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY LOAN DOCUMENT, AND AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                           SECTION 31. Final Agreement of the Parties. THIS
AGREEMENT (INCLUDING THE SCHEDULES HERETO), AND THE OTHER LOAN DOCUMENTS, CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE

TEXAS BUSINESS AND COMMERCE CODE, AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                           IN WITNESS WHEREOF, the Pledgors have caused this
Agreement to be duly executed and delivered as of the date first above written.


                                   COMPANY/PLEDGOR:

                                   GROUP MAINTENANCE AMERICA
                                      CORP., a Texas corporation

                                   By:
                                      ------------------------------------------
                                   Name:   Darren B. Miller
                                   Title:  Executive Vice President

                                SUBSIDIARIES/PLEDGORS:

                                           AIRTRON, INC.
                                           COMMERCIAL AIR HOLDING COMPANY
                                           GROUPMAC HOLDING CORP.
                                           HALLMARK AIR CONDITIONING, INC.
                                           MACDONALD-MILLER INDUSTRIES, INC.



                                           By:
                                              ----------------------------------
                                           Name:     Darren B. Miller
                                           Title:    Vice President

                                AGENT/SECURED PARTY:


                                    CHASE BANK OF TEXAS, NATIONAL
                                    ASSOCIATION, Agent for the Banks



                                    By:
                                       -----------------------------------------
                                    Name:  J. M. Walshak
                                    Title: Vice President

                                   SCHEDULE I

                                 PLEDGED SHARES



                                                                                   PERCENTAGE OF          STOCK           NUMBER
                                             ISSUING COMPANY AND                      SHARES           CERTIFICATE          OF
     OWNER/PLEDGOR OF  STOCK                STATE OF INCORPORATION                    PLEDGED              NO.            SHARES
     -----------------------                ----------------------                 -------------       -----------        ------
Group Maintenance America Corp.,         GroupMAC Holding Corp.                         100%                 1              1,000
a Texas corporation                      (Delaware)

Group Maintenance America Corp.,         GroupMAC Management Co.                        100%                 1              1,000
a Texas corporation                      (Delaware)

GroupMAC Holding Corp., a                A-ABC Appliance, Inc.                          100%               8 and        50 and 50
Delaware corporation                     (Texas)                                                           NV 8

GroupMAC Holding Corp., a                A-1 Appliance & Air Conditioning,              100%                 6            300,000
Delaware corporation                     Inc. (Texas)

Group Maintenance America Corp.,         AA JARL, Inc.                                  100%                 2              1,000
a Texas corporation                      (Texas)

Group Maintenance America Corp.,         Air Conditioning Engineers, Inc.               100%               A001             1,000
a Texas corporation                      (Michigan)

Group Maintenance America Corp.,         Air Conditioning, Plumbing &                   100%               A001             1,000
a Texas corporation                      Heating Service Co., Inc. (Colorado)

Group Maintenance America Corp.,         Aircon Energy Incorporated                     100%               A001             1,000
a Texas corporation                      (California)

Group Maintenance America Corp.,         Airtron, Inc.                                  100%                235       329,513.104
a Texas corporation                      (Delaware)

Airtron, Inc., a Delaware corporation    Airtron of Central Florida, Inc.               100%                 1                100
                                         (Florida)

Hallmark Air Conditioning, Inc., a       Jerry Albert Air Conditioning, Inc.            100%                 8              8,875
Texas corporation                        (Texas)

Group Maintenance America Corp.,         All Service Electric, Inc.                     100%               A001             1,000
a Texas corporation                      (Florida)

Group Maintenance America Corp.,         Arkansas Mechanical Services, Inc.             100%               A001             1,000
a Texas corporation                      (Arkansas)

Group Maintenance America Corp.,         Barr Electric Corp                             100%               A001             1,000
a Texas corporation                      (Illinois)

Group Maintenance America Corp.,         Callahan Roach Products &                      100%               A001             1,000
a Texas corporation                      Publications, Inc.
                                          (Colorado)



                                                                                   PERCENTAGE OF          STOCK           NUMBER
                                             ISSUING COMPANY AND                      SHARES           CERTIFICATE          OF
     OWNER/PLEDGOR OF  STOCK                STATE OF INCORPORATION                    PLEDGED              NO.            SHARES
     -----------------------                ----------------------                 -------------       ------------       ------
Group Maintenance America Corp.,         Central Carolina Air Conditioning              100%               A001               1,000
a Texas corporation                      Company (North Carolina)

GroupMAC Holding Corp., a                Charlie Crawford, Inc.                         100%                 4                1,000
Delaware corporation                     (Texas)

Group Maintenance America Corp.,         Commercial Air Holding Company                 100%               A001               1,000
a Texas corporation                      (Maryland)

Commercial Air Holding Company,          Commercial Air, Power & Cable,                 100%               A001             100,000
a Maryland corporation                   Inc. (Maryland)

Group Maintenance America Corp.,         Costner Brothers, Inc.                         100%                 3                2,000
a Texas corporation                      (South Carolina)

Group Maintenance America Corp.,         Evans Services, Inc.                           100%               A001               1,000
a Texas corporation                      (Alabama)

Group Maintenance America Corp.,         Gilbert Mechanical Contractors, Inc.           100%               A001               1,000
a Texas corporation                      (Minnesota)

Group Maintenance America Corp.,         HPS Plumbing Services, Inc.,                   100%               A001               1,000
a Texas corporation                      (California)

GroupMAC Holding Corp., a Texas          Hallmark Air Conditioning, Inc.                100%                30                  180
corporation                              (Texas)

Group Maintenance America Corp.,         Hungerford Mechanical Corporation              100%               A001               1,000
a Texas corporation                      (Virginia)

Group Maintenance America Corp.,         J. D. Steward Air Conditioning, Inc.           100%               A001               1,000
a Texas corporation                      (Colorado)

GroupMAC Holding Corp., a Texas          K & N Plumbing, Heating and Air                100%                 8                5,000
corporation                              Conditioning, Inc. (Texas)

Group Maintenance America Corp.,         Linford Service Co.                            100%               A001               1,000
a Texas corporation                      (California)

Group Maintenance America Corp.,         MacDonald-Miller Industries, Inc.              100%               A001               1,000
a Texas corporation                      (Washington)

MacDonald-Miller Industries, Inc.,       MacDonald-Miller Co., Inc.                     100%                 1               30,070
a Washington corporation                 (Washington)

MacDonald-Miller Industries, Inc.,       MacDonald-Miller Co., Inc.                     100%                 2               36,764
a Washington corporation                 (Washington)

MacDonald-Miller Industries, Inc.,       MacDonald-Miller Co., Inc.                     100%                 3               36,764
a Washington corporation                 (Washington)



                                                                                   PERCENTAGE OF          STOCK           NUMBER
                                             ISSUING COMPANY AND                      SHARES           CERTIFICATE          OF
     OWNER/PLEDGOR OF  STOCK                STATE OF INCORPORATION                    PLEDGED              NO.            SHARES
     -----------------------                ---------------------                  -------------       -----------        ------
MacDonald-Miller Industries, Inc.,       MacDonald-Miller Service, Inc.                 100%                 1                  500
a Washington corporation                 (Washington)

Group Maintenance America Corp.,         Masters, Inc.                                  100%               A001               1,000
a Texas corporation                      (Maryland)

Group Maintenance America Corp.,         Mechanical Interiors, Inc. (Texas)             100%               A001               1,000
a Texas corporation

Group Maintenance America Corp.,         Paul E. Smith Co. Inc.                         100%                 6                 550
a Texas corporation                      (Indiana)

Group Maintenance America Corp.,         Ray and Claude Goodwin, Inc.                   100%               A001               1,000
a Texas corporation                      (Florida)

Group Maintenance America Corp.,         Sibley Services, Incorporated                  100%                49                 396
a Texas corporation                      (Tennessee)

Group Maintenance America Corp.,         Southeast Mechanical Service, Inc.             100%               A001               1,000
a Texas corporation                      (Florida)

Group Maintenance America Corp.,         Sterling Air Conditioning, Inc.                100%               A001               1,000
a Texas corporation                      (Texas)

Group Maintenance America Corp.,         United Acquisition Corp.                       100%                 1                1,000
a Texas corporation                      (Iowa)

Group Maintenance America Corp.,         Valley Wide Plumbing and Heating,              100%               A001               1,000
a Texas corporation                      Inc. (Colorado)

Group Maintenance America Corp.,         Van's Comfortemp Air Conditioning,             100%               A001               1,000
a Texas corporation                      Inc.
                                         (Florida)

Group Maintenance America Corp.,         Vantage Mechanical Contractors,                100%               A001               1,000
a Texas corporation                      Inc.   (Maryland)

Group Maintenance America Corp.,         Wade's Heating and Cooling, Inc.               100%               A001               1,000
a Texas corporation                      (Florida)

Group Maintenance America Corp.,         Willis Refrigeration, Air                      100%                 1                1,000
a Texas corporation                      Conditioning & Heating, Inc.
                                         (Ohio)

Group Maintenance America Corp.,         Yale Incorporated                              100%               A001               1,000
a Texas corporation                      (Minnesota)

Group Maintenance America Corp.,         A-1 Mechanical of Lansing, Inc.                100%               A001               1,000
a Texas corporation                      (Michigan)



                                                                                   PERCENTAGE OF          STOCK           NUMBER
                                             ISSUING COMPANY AND                      SHARES           CERTIFICATE          OF
     OWNER/PLEDGOR OF  STOCK                STATE OF INCORPORATION                    PLEDGED              NO.            SHARES
     -----------------------                ----------------------                 -------------       -----------        ------
Group Maintenance America Corp.,         AA Advance Air, Inc.                           100%               A001               1,000
a Texas corporation                      (Florida)

Group Maintenance America Corp.,         Atlantic Industrial Constructors, Inc.         100%               A001               1,000
a Texas corporation                      (Virginia)

Group Maintenance America Corp.,         Central Air Conditioning                       100%               A001               1,000
a Texas corporation                      Contractors, Inc.
                                         (Delaware)
Group Maintenance America Corp.,         Clark Converse Electric Service, Inc.          100%               A001                 100
a Texas corporation                      (Ohio)

Group Maintenance America Corp.,         Colonial Air Conditioning Company              100%               A001               1,000
a Texas corporation                      (Delaware)

Group Maintenance America Corp.,         Divco, Inc.                                    100%               A-001              1,000
a Texas corporation                      (Washington)

Group Maintenance America Corp.,         Dynamic Software Corporation                   100%                 7                   30
a Texas corporation                      (Maryland)

Group Maintenance America Corp.,         The Farfield Company                           100%               A001               1,000
a Texas corporation                      (Delaware)

Group Maintenance America Corp.,         Ferguson Electric Corporation                  100%               A001               1,000
a Texas corporation                      (Delaware)

Group Maintenance America Corp,          Gentzler Electrical Contractors, Inc.          100%               A001               1,000
a Texas corporation                      (Texas)

Group Maintenance America Corp.,         Laney's, Inc.                                  100%               A001               1,000
a Texas corporation                      (Delaware)

Group Maintenance America Corp.,         Merritt Island Air & Heat, Inc.                100%               A001               1,000
a Texas corporation                      (Delaware)

Group Maintenance America Corp.,         New Construction Air Conditioning,             100%               A001               1,000
a Texas corporation                      Inc.
                                         (Michigan)

Group Maintenance America Corp.,         Noron, Inc.                                    100%               A001                 850
a Texas corporation                      (Ohio)

Group Maintenance America Corp.,         Phoenix Electric Company                       100%               A001               1,000
a Texas corporation                      (Delaware)

Group Maintenance America Corp.,         Reliable Mechanical, Inc.                      100%               A001               1,000
a Texas corporation                      (Delaware)



                                                                                   PERCENTAGE OF          STOCK           NUMBER
                                             ISSUING COMPANY AND                      SHARES           CERTIFICATE          OF
     OWNER/PLEDGOR OF  STOCK                STATE OF INCORPORATION                    PLEDGED              NO.            SHARES
     -----------------------                ----------------------                 -------------       -----------        ------
Group Maintenance America Corp.,         Romanoff Electric Corp.                        100%               A001                 100
a Texas corporation                      (Ohio)

Group Maintenance America Corp.,         Sun Plumbing, Inc.                             100%               A001               1,000
a Texas corporation                      (Florida)

Group Maintenance America Corp.,         Team Mechanical, Inc.                          100%               A001               1,000
a Texas corporation                      (Utah)

Group Maintenance America Corp.,         Wiegold & Sons, Inc.                           100%               A001               1,000
a Texas corporation                      (Florida)

                                   SCHEDULE II


               CHIEF EXECUTIVE OFFICE LOCATIONS OF OTHER PLEDGORS



Airtron, Inc.
7813 North Dixie Drive
Dayton, Ohio   45414

Commercial Air Holding Company
12100 Baltimore Avenue
Beltsville, Maryland

Hallmark Air Conditioning, Inc.
4517 Southerland Road
Houston, Texas 77092

MacDonald-Miller Industries, Inc.
7717 Detroit SW
Seattle, Washington   98106

Group MAC Holding Corp.
8 Greenway Plaza, Suite 1500
Houston, Texas  77046

                                                              EXHIBIT 4.01(h)(i)


                        [BRACEWELL & PATTERSON, L.L.P. LETTERHEAD]



                                October 15, 1998

To each of the Banks party to the Second
Amended and Restated Credit Agreement
dated as of October 15, 1998 among
Group Maintenance America Corp.,
its Subsidiaries listed on the signature pages thereto as guarantors ("Guarantors"), such Banks and Chase Bank of Texas,
National Association, as Agent
("Credit Agreement") and to such Agent

Ladies and Gentlemen:

We have acted as counsel to Group Maintenance America Corp., a Texas corporation ("Borrower") and each of the Guarantors in connection with the Credit Agreement. As used herein, the term "Texas Collateral Subsidiary" refers to each of A-ABC Appliance, Inc., a Texas corporation, Group Maintenance America Corp., a Texas corporation, Hallmark Air Conditioning, Inc., a Texas corporation, K&N Plumbing, Heating, and Air Conditioning, Inc., a Texas corporation, AA JARL, Inc., a Texas corporation, Charlie Crawford, Inc., a Texas corporation, Mechanical Interiors, Inc., a Texas corporation, and Sterling Air Conditioning, Inc., a Texas corporation.

This opinion is the opinion referred to in Section 4.01(h)(i) of the Credit Agreement. Capitalized terms used herein and defined in the Credit Agreement but not defined herein are used herein as therein defined.

In connection with this opinion, we have examined copies of the following documents (the "Documents"):

         (i) a counterpart of the Credit Agreement executed by the Borrower;

[BRACEWELL & PATTERSON, L.L.P. LETTERHEAD]

To the Banks and the Agent
October 15, 1998
Page 2



         (ii) the 11 Notes dated October 15, 1998, one executed by the Borrower for each Bank (the "Notes");

         (iii) the Second Amended and Restated Security Agreement dated as of October 15, 1998, executed by the Borrower and each Guarantor in favor of the Agent (the "Security Agreement"); and

         (iv) the Second Amended and Restated Pledge Agreement dated as of October 15, 1998, executed by the Borrower and those Guarantors signatory thereto ("Pledgors") favor of the Agent (the "Pledge").

We have also examined originals or copies of such records and documents as we have deemed necessary and relevant for purposes of this opinion. In addition, we have relied on certificates or comparable documents of an officer of the Borrower and each Guarantor as to certain matters of fact relating to this opinion and have made such investigations of law as we have deemed necessary and relevant as a basis for this opinion. We have assumed (a) the genuineness of all signatures (including, without limitation, those of the Borrower, each Pledgor and each Guarantor), (b) the authenticity of all documents and records submitted to us as originals, (c) the conformity to original documents and records of all documents and records submitted to us as copies and (d) the truthfulness of all statements of fact contained therein.

The Credit Agreement, the Notes, and the Security Agreement are collectively referred to as the "Borrower Loan Documents". The Credit Agreement and the Security Agreement are collectively referred to as the "Guarantor Loan Documents".

Based on the foregoing and subject to the limitations and assumptions set forth in this opinion, and having due regard for such legal considerations as we deem relevant, we are of the opinion that:

         1. Each of the Borrower Loan Documents constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.

         2. Each of the Guarantor Loan Documents constitutes the legal, valid and binding obligation of each Guarantor enforceable against each Guarantor in accordance with its terms.

         3. The Pledge constitutes the legal, valid and binding obligation of each of the Pledgors enforceable against each of the Pledgors in accordance with its terms.

[BRACEWELL & PATTERSON, L.L.P. LETTERHEAD]

To the Banks and the Agent
October 15, 1998
Page 3



         4. The Security Agreement creates a security interest in the Borrower's and each Texas Collateral Subsidiary's respective right, title and interest in the Collateral (as defined in the Security Agreement) to the extent that a security interest in such Collateral can be created under the Texas Business and Commerce Code ("UCC"). The forms of the financing statements attached as Exhibit A hereto ("Financing Statements") are in proper form, for filing with the Office of the Secretary of State of Texas. To the extent the UCC is applicable to the creation and perfection of a security interest in such Collateral and except for any such Collateral the perfection of a security interest in which cannot be obtained by the filing pursuant to the UCC of a financing statement with the Office of the Secretary of State of Texas, upon the filing of the Financing Statements in such forms pursuant to the provisions of the UCC, the security interests referred to in the first sentence of this paragraph 4 in the Borrower's and each Texas Collateral Subsidiary's respective right, title and interest in such Collateral will be perfected. To the extent the UCC is applicable to the perfection of a security interest created by the Pledge in certificated securities in registered form described in the Pledge, perfection of such security interest in such securities may be accomplished by delivery to the secured party, and the secured party taking possession, in the State of Texas of the security certificates representing such securities pursuant to the Pledge.

         The foregoing opinion is, with your concurrence, predicated on and qualified in its entirety by the following:

         (a) We are members of the Bar of the State of Texas. The foregoing opinion is based on and is limited to the law of the State of Texas. We render no opinion with respect to the law of any other jurisdiction.

         (b) No opinion is expressed as to the creation, existence, perfection or priority of any Lien except as expressly stated in paragraph 4 above. Furthermore, we express no opinion as to (i) goods not located in Texas, (ii) goods which are installed in or affixed to, or become a part of a product or mass with, goods which are not items of collateral; (iii) any collateral which consists of fixtures, crops, timber, minerals and the like or accounts or general intangibles resulting from the sale thereof or letters of credit; (iv) any collateral that is not reasonably identified in the description of collateral set forth in the relevant Documents; or (v) any collateral in which the Person purporting to grant a security interest does not have "rights" within the meaning of Section 9.203(a)(3) of the UCC.

         (c) Our opinion is subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, preference, liquidation, conservatorship or other similar laws affecting creditor's rights generally.

[BRACEWELL & PATTERSON, L.L.P. LETTERHEAD]

To the Banks and the Agent
October 15, 1998
Page 4



         (d) The enforceability of the Documents is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and we express no opinion as to the availability of specific performance or any other equitable remedy.

         (e) We express no opinion as to the legality, validity, binding effect or enforceability of any provision in the Documents (i) purporting to restrict access to courts or to legal or equitable remedies; (ii) purporting to establish evidentiary standards; (iii) purporting to grant a right of set-off of moneys, securities and other properties of Persons other than the Person granting such right; (iv) providing for enforceability of any assignment of leases or rents prior to the time that the lienholder obtains possession of the property covered by any real property security document through foreclosure or appointment of a receiver for the property covered thereby, or takes some action which is judicially deemed to be the equivalent thereof; (v) purporting to irrevocably appoint any Person as attorney-in-fact; (vi) purporting to permit the Agent or any other Person to sell or otherwise dispose of any collateral except in compliance with applicable law, (vii) purporting to establish standards for the care of collateral in a secured party's possession other than as provided in
Section 9.207 of the UCC; (viii) purporting to indemnify, defend or hold harmless any Person; (ix) purporting to affect any right to trial by jury, venue or jurisdiction; or (x) pertaining to subrogation rights, delay or omission of enforcement of rights or remedies, severability or marshaling of assets.

         (f) We express no opinion as to any provision of the Documents insofar as it provides that any Person purchasing a participation from a Bank pursuant thereto may exercise set-off or similar rights with respect to such participation.

         (g) We express no opinion as to the adequacy or accuracy of any description of real or personal property, and we have assumed that such descriptions are adequate and accurate. We express no opinion as to title or ownership of any property.

         (h) We express no opinion as to the legality, validity, binding effect or enforceability of any waiver under the Documents, or any consent thereunder, relating to the rights of any party, or duties owing to them, which exist as a matter of law except to the extent such party may legally so waive or consent and has so waived and consented.

         (i) We have assumed, as to each Person (including, without limitation, the Borrower, each Pledgor and each Guarantor) shown as being a party to any of the Documents, (i) that such Person is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized, (ii) that each of the Documents to which such Person is shown as a party has been duly authorized, executed and delivered by such Person, (iii) that such Person has the requisite

[BRACEWELL & PATTERSON, L.L.P. LETTERHEAD]

To the Banks and the Agent
October 15, 1998
Page 5



power and authority to execute, deliver and perform its obligations under the Documents and will perform such obligations in compliance with all laws and regulations applicable to it, (iv) that there are neither suits, actions or proceedings pending against such Person nor judicial or administrative orders, judgments, or decrees binding on such Person that affect the legality, validity, binding effect or enforceability of the Documents to which such Person is a party, (v) that no consent, license, approval or authorization of, or filing or registration with, any governmental authority is required for the valid execution, delivery and performance of the Documents, and (vi) that the execution, delivery and performance of the Documents by such Person do not violate (1) any provision of any law or regulation, (2) any order, judgment, writ, injunction, award or decree of any court, arbitrator, or governmental authority, (3) the charter of bylaws of such Person, or (4) any indenture, lease or other agreement to which such Person is a party or by which such Person or any of its assets is bound. Furthermore, we have assumed, as to each Person (other than the Borrower, each Pledgor and each Guarantor) that each of the Documents to which such Person is shown as a party constitutes the legal, valid and binding obligation of such Person enforceable against such Person in accordance with its terms, subject to the type of qualifications regarding enforceability as are set forth in this opinion. We have also assumed that each Bank will make each Loan for its own account in the ordinary course of its commercial lending business and not with a view to, or for sale in connection with, any distribution of the Notes and that no Bank is participating in any such distribution.

          (j) We have assumed that the Agent and the Banks will comply with each usury savings clause in the Documents and that neither the Agent nor any of the Banks has taken, reserved, charged or received interest, or will take, reserve, charge or receive interest, except as provided in the Loan Documents. We express no opinion as to the effect of the law of any jurisdiction other than the State of Texas wherein any Bank may be located or wherein enforcement of the Documents may be sought which limits the rates of interest legally chargeable or collectible.

          (k) Our opinion is subject to the qualification that certain remedial provisions of the Documents are or may be unenforceable in whole or in part, but such possible unenforceability of such remedial provisions will not render any Document inadequate for enforcing payment of the indebtedness that is evidenced by such Document and for the practical realization of the principal rights and benefits afforded by such Document.

          (l) In the case of property which becomes collateral after the date hereof, Section 552 of the Bankruptcy Code limits the extent to which property acquired by a debtor after the commencement of a case under the Bankruptcy Code may be subject to a security interest arising from a security agreement entered into by the debtor before the commencement of such case.

[BRACEWELL & PATTERSON, L.L.P. LETTERHEAD]

To the Banks and the Agent
October 15, 1998
Page 6


         (m) We express no opinion as to any choice of law provision insofar as it may relate to any matter referred to in Section 8.110 or Section 9.103 of the UCC or any financing statement. Furthermore, our opinion is subject to the effect of 12 U.S.C. Section 85.

         (n) Insofar as any Document covers personal property, we call your attention to Section 9.311 of the UCC which states that a debtor's rights in collateral may be voluntarily or involuntarily transferred (by way of sale, creation of a security interest, attachment, levy, garnishment or other judicial process) notwithstanding a provision in the security agreement prohibiting any transfer or making the transfer constitute a default. Our opinion is subject to the operation of Section 9.311 of the UCC.

         (o) This opinion is given only as of the date hereof, and we have no obligation to report to you or any other Person any fact or circumstance that may hereafter come to our attention or any change in law. Without limiting the generality of the foregoing, you are advised that filing of continuation statements may be required to maintain perfection of security interests, and perfection of security interests may terminate if the debtor changes its name, identity, corporate structure or the jurisdiction of its chief executive office or the collateral is moved to a new jurisdiction. As to any collateral as to which possession is required for the perfection of a security interest, a perfected security interest will not continue (with certain exceptions) if possession is not maintained. Continuation of perfection of a security interest in proceeds is limited to the extent set forth in the UCC.

         (p) We have assumed that (i) value has been given within the meaning of
Section 9.203(a)(2) of the UCC and (ii) financing statements have been or will be properly filed in the proper offices in the relevant jurisdictions for perfection of the security interests in all collateral pursuant to the provisions of local law in effect in the relevant jurisdictions.

This opinion is to be delivered only to you and your assignees permitted under the Documents and only in connection with the transactions described above and may not be quoted, circulated, or published, in whole or in part, or furnished to any other Person (other than to independent auditors

[BRACEWELL & PATTERSON, L.L.P. LETTERHEAD]

To the Banks and the Agent
October 15, 1998
Page 7



and attorneys, participants or transferees, regulators or government agencies, or pursuant to a court order, subpoena or other legal process) without our prior written consent.


                                             Very truly yours,



                                             Bracewell & Patterson, L.L.P.

                        [RANDOLPH W. BRYANT LETTERHEAD]



                                October 15, 1998

To the Banks and the Agent
  referred to below:
c/o Chase Bank of Texas,
  National Association
545 West 19th Street
Houston, Texas 77008


Ladies and Gentlemen:

         As Senior Vice President and General Counsel of Group Maintenance America Corp., a Texas corporation (the "Company"), I have acted as counsel for the Company and its subsidiaries (the "Subsidiaries") in connection with the Second Amended and Restated Credit Agreement (the "Credit Agreement") dated as of October 15, 1998, among the Company, the Subsidiaries, Chase Bank of Texas, National Association, as Agent (the "Agent"), and the Banks party thereto (the "Banks"). This opinion is being delivered to you pursuant to Section 4.01(h)(ii) of the Credit Agreement. Unless otherwise defined herein, capitalized terms used herein have the definitions set forth In the Credit Agreement.

         I am familiar with the corporate proceedings of the Company and the Subsidiaries (the Company and such subsidiaries are herein collectively referred to as the "GroupMAC Entities") relating to the authorization of the Credit Agreement. In connection with the Credit Agreement, I have examined such statutes, corporate records and other instruments and documents as I have deemed it necessary to examine for the purposes of this opinion.

         Based upon the foregoing and having regard to the legal considerations that I deem relevant, I am of the opinion that:

         1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to execute and deliver each of the Loan Documents to which it is a party and to perform its obligations thereunder.

October 15, 1998
Page 2


         2. Each Subsidiary is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to execute and deliver each of the Loan Documents to which it is a party and to perform its obligations thereunder.

         3. Each of the Company, GroupMAC Management Co. and GroupMAC Holding Corp. is duly licensed or qualified in each jurisdiction in which the character of its business or its ownership of property requires such licensing or qualification except where the failure to be so licensed or qualified would not have a material adverse effect on the business or financial condition of the Company and its Subsidiaries, taken as a whole.

         4. Each of the GroupMAC Entities has duly authorized, by all necessary corporate action on its part, its execution, delivery and performance of the Loan Documents to which it is a party and the consummation of the transactions contemplated therein,

         5. Each of the GroupMAC Entities has executed and delivered the Loan Documents to which it is a party.

         6. The execution and delivery by each GroupMAC Entity of the Loan Documents to which it is a party, and the performance of its obligations thereunder, (i) do not violate (A) any provision of any existing law or regulation applicable to the GroupMAC Entities, (B) any order, judgment, writ, injunction, award or decree, known to me after due inquiry, of any court, arbitrator, or government authority applicable to GroupMAC Entities, (C) the charter or by-laws of any GroupMAC Entity, or (D) any material indenture, material lease or other material agreement, known to me after due inquiry, to which any GroupMAC Entity is a party or by which any GroupMAC Entity or any of its assets is bound, and (ii) do not result in, or require, the creation or imposition of any lien on any property, assets or revenues of any GroupMAC Entity pursuant to the provisions of any such Indenture, lease or other agreement, except for liens created by, or required to be created by, any of the Loan Documents.

         7. No consent, license, approval or authorization of, or filing or registration with, any governmental authority, which has not been obtained or made, is required for the valid execution and delivery by each GroupMAC Entity of the Loan Documents to which it is a party.

         8. To the best of my knowledge, there is no litigation, investigation or administrative proceeding of or before any court arbitrator or governmental authority pending or threatened against any GroupMAC Entity (1) with respect to the Loan Documents or (ii) that, in my reasonable judgment, would have a material adverse effect on the business or financial condition of the Company and its Subsidiaries, taken as a whole.

October 15, 1998
Page 3


         I am a member of the State Bar of Texas, and the opinions expressed herein am based upon and are limited exclusively to the laws of the State of Texas, the General Corporation Law of the State of Delaware and the federal laws of the United States of America. For purposes of this opinion I have assumed with your permission, that the laws of any state other than Texas and the corporate laws of Delaware applicable to the matters addressed herein are identical to the laws of the State of Texas.

         This opinion is provided solely for your benefit and the respective successors and assigns of each of you and may not be relied upon by, or disclosed to, any other persons.



                                     Very truly yours,

                                                                EXHIBIT 11.10(c)

                                      FORM
                                       OF
                            ASSIGNMENT AND ACCEPTANCE

                         DATED ________________, 199___

         Reference is made to the Second Amended and Restated Credit Agreement dated as of October 15, 1998 (the "Credit Agreement"), among Group Maintenance America Corp., a Texas corporation (the "Company"), certain Subsidiaries of the Company, as Guarantors, the Banks party thereto, Chase Bank of Texas, National Association, as Agent for such Banks, Bank of America Texas, N.A., as co-agent, Paribas, as syndication agent, and ABN AMRO Bank, N.V., as documentation Agent. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

         _________________________ (the "Assignor') and _________________ (the
"Asignee") agree as follows:

         1. The Assignor hereby sells and assigns to the Assignee (without recourse to the Assignor), and the Assignee hereby purchases and assumes from the Assignor, a ___% interest (the "Percentage Interest") in and to all the Assignor's rights and obligations under the Credit Agreement as of the Assignment Date (as defined below), including, without limitation, (i) the Percentage Interest in the Commitment of the Assignor on the Assignment Date,
(ii) the Percentage Interest in each of the Loans owing to the Assignor outstanding on the Assignment Date, (iii) the Percentage Interest in all unpaid interest with respect to such Loans and all commitment fees due to Assignor in its capacity as a Bank accrued to the Assignment Date and (iv) the Percentage Interest in any Notes held by the Assignor.

         2. The Assignor (a) represents that as of the date hereof its Commitment for all Loans (without giving effect to assignments thereof which have not yet become effective) is $ _____________, and the outstanding balance of its Loans (unreduced by any assignments thereof which have not yet become effective) is $ ______________, broken down as follows: _______________________

________________________________________________________________________________

_______________________________________________________________________________;


(b) makes no representation or warranty and assumes no responsibility with respect to any statements, covenants, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any party to the Credit Agreement or the performance or observance by any party to the Credit Agreement of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto; (and) (d) attaches the Note issued to Assignor and requests that the Agent exchange such Note for a new Note executed by the Company and payable to the Assignee in a principal amount equal to $ ____________ and a new Note executed by the Company and payable to the Assignor in a principal amount equal to $ _____________.

         3. The Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section ______ thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance;
(iii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) confirms that it is an Eligible Assignee; (v) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (vi) agrees that it will perform in accordance with their terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank; (vii) agrees that it will comply with Section ____ of the Credit Agreement with respect to information furnished to it by the Company, the Agent or the Assignor; (viii) confirms that it has delivered a completed Administrative Questionnaire to the Agent; and (ix) attaches to this Assignment and Acceptance the Prescribed Forms.

         4. The effective date for this Assignment and Acceptance shall be ______________ (the "Assignment Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance and recording by the Agent pursuant to Section ____________ of the Credit Agreement.

         5. Upon such acceptance and recording, from and after the Assignment Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Bank thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

         6. Notwithstanding anything to the contrary contained in the Credit Agreement, the Company shall be required to reimburse the Agent, the Assignor or & Assignee for any costs and expenses (including attorneys' fees) incurred by such Person in connection with this Assignment and Acceptance.

         7. Upon such acceptance and recording, from and after the Assignment Date, the Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments for periods prior to the Assignment Date by the Agent or with respect to the making of this assignment directly between themselves.

         8. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Texas.


                                             [NAME OF ASSIGNOR),

                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                             [NAME OF ASSIGNEE),

                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

Consented and Agreed to as
of the date first above written.

CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as Agent

By:
   ----------------------------------------
Name:
     --------------------------------------
Title:
      -------------------------------------

GROUP MAINTENANCE AMERICA CORP.

By:
   ----------------------------------------
Name:
     --------------------------------------
Title:
      -------------------------------------